                                  EXHIBIT 10.5



             THIRD AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

                                      AMONG

                              PAGE FUNDING LLC, AS
                              PURCHASER AND ISSUER,

                      CONSUMER PORTFOLIO SERVICES, INC. AS
                              SELLER AND SERVICER,


                                       AND

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                       AS
                          BACKUP SERVICER AND TRUSTEE,



                                   DATED AS OF
                                FEBRUARY 14, 2007







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

                                                  TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----


ARTICLE I DEFINITIONS.............................................................................................1
   SECTION 1.1. Definitions.......................................................................................1
   SECTION 1.2. Other Definitional Provisions.....................................................................1
   SECTION 1.3. Calculations......................................................................................2

ARTICLE II CONVEYANCE OF RECEIVABLES..............................................................................2
   SECTION 2.1. Conveyance of Receivables.........................................................................2
   SECTION 2.2. Transfers Intended as Sales.......................................................................6
   SECTION 2.3. Further Encumbrance of Receivables and Other Conveyed Property....................................6

ARTICLE III THE RECEIVABLES.......................................................................................7
   SECTION 3.1. Representations and Warranties of Seller..........................................................7
   SECTION 3.2. Repurchase Upon Breach; Section  341 Meeting.....................................................14
   SECTION 3.3. Custody of Receivable Files and Pledged Subordinate Securities...................................15
   SECTION 3.4. Acceptance of Receivable Files by Trustee; Missing Certificates of Title.........................16
   SECTION 3.5. Access to Receivable Files and Pledged Subordinate Securities....................................16
   SECTION 3.6. Trustee to Obtain Fidelity Insurance.............................................................17
   SECTION 3.7. Trustee to Maintain Secure Facilities............................................................17

ARTICLE IV ADMINISTRATION AND SERVICING OF RECEIVABLES...........................................................17
   SECTION 4.1. Duties of the Servicer...........................................................................17
   SECTION 4.2. Collection of Receivable Payments; Modifications of Receivables; Lockbox Agreements..............18
   SECTION 4.3. Realization Upon Receivables.....................................................................19
   SECTION 4.4. Insurance........................................................................................19
   SECTION 4.5. Maintenance of Security Interests in Vehicles....................................................20
   SECTION 4.6. Additional Covenants of Servicer.................................................................21
   SECTION 4.7. Purchase of Receivables Upon Breach of Covenant..................................................21
   SECTION 4.8. Servicing Fee....................................................................................22
   SECTION 4.9. Servicer's Certificate...........................................................................22
   SECTION 4.10. Annual Statement as to Compliance, Notice of Servicer Termination Event.........................22
   SECTION 4.11. Independent Accountants' Reports................................................................22
   SECTION 4.12. Independent Accountants' Review of Receivable Files.............................................23
   SECTION 4.13. Access to Certain Documentation and Information Regarding Receivables...........................23
   SECTION 4.14. Verification of Servicer's Certificate..........................................................23
   SECTION 4.15. Retention and Termination of Servicer...........................................................25
   SECTION 4.16. Errors and Omissions Policy and Fidelity Bond...................................................25
   SECTION 4.17. Subservicing Arrangements.......................................................................25

ARTICLE V ACCOUNTS; DISTRIBUTIONS; STATEMENTS TO THE NOTEHOLDER..................................................26
   SECTION 5.1. Establishment of Pledged Accounts................................................................26
   SECTION 5.2. Establishment of Deposit Account.................................................................27
   SECTION 5.3. Certain Reimbursements to the Servicer...........................................................28
   SECTION 5.4. Application of Collections.......................................................................28
   SECTION 5.5. [Reserved].......................................................................................28
   SECTION 5.6. Deposits Into the Collection Account.............................................................28
   SECTION 5.7. Distributions....................................................................................28
   SECTION 5.8. Note Distribution Account........................................................................30
   SECTION 5.9. Statements to Noteholders........................................................................33
   SECTION 5.10. Dividend of Ineligible Receivables..............................................................34

ARTICLE VI [RESERVED]............................................................................................35


                                                         i
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                                                 TABLE OF CONTENTS
                                                    (continued)

ARTICLE VII THE PURCHASER........................................................................................35
   SECTION 7.1. Representations of Purchaser.....................................................................35

ARTICLE VIII THE SELLER..........................................................................................37
   SECTION 8.1. Representations of Seller........................................................................37
   SECTION 8.2. Additional Covenants of the Seller...............................................................40
   SECTION 8.3. Liability of Seller; Indemnities.................................................................41
   SECTION 8.4. Merger or Consolidation Of, or Assumption of the Obligations Of, Seller..........................42
   SECTION 8.5. [Reserved].......................................................................................43
   SECTION 8.6. Reporting Requirements...........................................................................43

ARTICLE IX THE SERVICER..........................................................................................43
   SECTION 9.1. Representations and Covenants of Servicer........................................................43
   SECTION 9.2. Liability of Servicer; Indemnities...............................................................45
   SECTION 9.3. Merger or Consolidation Of, or Assumption of the Obligations of the Servicer or Backup Servicer..46
   SECTION 9.4. [Reserved].......................................................................................47
   SECTION 9.5. Delegation of Duties.............................................................................47
   SECTION 9.6. Servicer and Backup Servicer Not to Resign.......................................................47

ARTICLE X DEFAULT................................................................................................48
   SECTION 10.1. Servicer Termination Events.....................................................................48
   SECTION 10.2. Consequences of a Servicer Termination Event or Non-extension of Term of Servicer...............49
   SECTION 10.3. Appointment of Successor........................................................................50
   SECTION 10.4. Notification to the Noteholders and Note Purchasers.............................................51
   SECTION 10.5. Waiver of Past Defaults.........................................................................51
   SECTION 10.6. Action Upon Certain Failures of the Servicer....................................................51
   SECTION 10.7. Continued Errors................................................................................51

ARTICLE XI MISCELLANEOUS PROVISIONS..............................................................................51
   SECTION 11.1. Amendment.......................................................................................51
   SECTION 11.2. Protection of Title to Property.................................................................52
   SECTION 11.3. Notices.........................................................................................54
   SECTION 11.4. Assignment......................................................................................55
   SECTION 11.5. Limitations On Rights of Others.................................................................55
   SECTION 11.6. Severability....................................................................................55
   SECTION 11.7. Separate Counterparts...........................................................................55
   SECTION 11.8. Headings........................................................................................55
   SECTION 11.9. Governing Law...................................................................................55
   SECTION 11.10. Assignment to Trustee..........................................................................56
   SECTION 11.11. Nonpetition Covenants..........................................................................56
   SECTION 11.12. Limitation of Liability of Trustee.............................................................56
   SECTION 11.13. Independence of the Servicer...................................................................56
   SECTION 11.14. No Joint Venture...............................................................................56
   SECTION 11.15. Intention of Parties Regarding Delaware Securitization Act.....................................56
   SECTION 11.16. Special Supplemental Agreement.................................................................57
   SECTION 11.17. Full Recourse to the Issuer and the  Purchaser.................................................57
   SECTION 11.18. Acknowledgement of Roles.......................................................................57
   SECTION 11.19. Termination....................................................................................57
   SECTION 11.20. Submission to JurisdictioN.....................................................................57
   SECTION 11.21. Waiver of Trial by Jury........................................................................58
   SECTION 11.22. Process Agent..................................................................................58
   SECTION 11.23. Set-off........................................................................................58

                                                         ii
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   SECTION 11.24. No Waiver; Cumulative Remedies.................................................................59
   SECTION 11.25. Merger and Integration.........................................................................59
   SECTION 11.26. Intercreditor Agreement to Control.............................................................59
   SECTION 11.27. Controlling Note Purchaser; Majority Noteholders of Highest Priority Class.....................59
   SECTION 11.28. No Novation....................................................................................60
   SECTION 11.29. Survival of Representations, Warranties and Indemnities........................................60



ANNEXES

Annex A             Defined Terms

Annex B             List of Non-Certificated Title States

SCHEDULES

Schedule A     -    Schedule of Receivables

Schedule B     -    Location for Delivery of Receivable Files

EXHIBITS

Exhibit A      -    Form of Servicer's Certificate

Exhibit B      -    Form of Trust Receipt

Exhibit C      -    Form of Release Request

Exhibit D      -    [Reserved]

Exhibit E      -    Form of TFC Assignment

Exhibit F      -    Form of Assignment

Exhibit G      -    Form of Addition Notice

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


         THIRD AMENDED AND RESTATED SALE AND SERVICING AGREEMENT (this
"AGREEMENT") dated as of February 14, 2007, among PAGE FUNDING LLC, a Delaware limited liability company (in its capacities as Purchaser, the "PURCHASER" and as Issuer, the "ISSUER"), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (in its capacities as Backup Servicer, the "BACKUP SERVICER" and as Trustee, the "TRUSTEE," respectively).

         WHEREAS, the Purchaser desires to purchase, from time to time, portfolios of receivables arising in connection with motor vehicle retail installment sale contracts acquired by Consumer Portfolio Services, Inc., from motor vehicle dealers and independent finance companies;

         WHEREAS, the Purchaser intends to finance such purchases by issuing
Class A Notes and Class B Notes, each of which shall be secured by, among other assets, the Receivables and the Other Conveyed Property, pursuant to the Indenture (as defined below);

         WHEREAS, the Seller is willing to sell such Receivables and the Other
Conveyed Property to the Purchaser from time to time;

         WHEREAS the Servicer is willing to service all such Receivables; and

         WHEREAS, the Purchaser, the Issuer, the Servicer, the Seller, the Backup Servicer, the Trustee and the Noteholders desire to amend and restate the Original Sale and Servicing Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

     SECTION 1.1 DEFINITIONS. Capitalized terms used in this Agreement and not otherwise defined in this Agreement, shall have the meanings set forth in Annex
A attached hereto.

     SECTION 1.2 OTHER DEFINITIONAL PROVISIONS.

          (a) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) Accounting terms used but not defined or partly defined in this Agreement, in any instrument governed hereby or in any certificate or other document made or delivered pursuant hereto, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect on the date of determination or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

          (c) The words "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (d) Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "INCLUDING" shall mean
     "INCLUDING WITHOUT LIMITATION."

                                      -1-

          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as the same may from time to time be amended, modified or supplemented in accordance with the terms thereof and includes (in the case of agreements or instruments) references to all attachments and instruments associated therewith; all references to a Person include its permitted successors and assigns.

     SECTION 1.3. CALCULATIONS. Other than as expressly set forth herein or in any of the other Basic Documents, all calculations of the amount of the Servicing Fee, Backup Servicing Fee and the Trustee Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All calculations of the Class A Unused Facility Fee, the Class A Noteholders' Monthly Interest Distributable Amount and the Class B Noteholders' Monthly Interest Distributable Amount shall be made on the basis of the actual number of days in the Accrual Period and 360 days in the calendar year. All references to the Principal Balance of a Receivable as of the last day of an Accrual Period shall refer to the close of business on such day.

                                   ARTICLE II
                                   ----------

                            CONVEYANCE OF RECEIVABLES
                            -------------------------

     SECTION 2.1. CONVEYANCE OF RECEIVABLES.

          (a) In consideration of the Purchaser's delivery to or upon the order of the Seller on any Funding Date of the Purchase Price therefor, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations set forth herein) all right, title and interest of the Seller, whether now existing or hereafter arising, in, to and under:

               (i) the Receivables listed in Schedule A to each Assignment executed and delivered by the Seller on such Funding Date;

               (ii) all monies received under the Receivables on and after the related Cutoff Date and all Net Liquidation Proceeds received with respect to the Receivables on and after the related Cutoff Date;

               (iii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the related Contracts and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Receivables that finance a vehicle in the States listed in ANNEX B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States, with respect to such Financed Vehicles;

               (iv) any proceeds from claims on any Receivables Insurance Policies or certificates relating to the Financed Vehicles securing the Receivables or the Obligors thereunder;

               (v) all proceeds from recourse against Dealers or Consumer Lenders with respect to the Receivables and all other rights (but none of the obligations) of the Seller arising out of or with respect to the Receivables under any agreements with Dealers or Consumer Lenders;

               (vi) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers or Consumer Lenders for any of the foregoing;

               (vii) the Receivable File related to each Receivable and all other documents that the Seller keeps on file in accordance with its customary procedures relating to the Receivables for Obligors of the Financed Vehicles;

               (viii) all amounts and property from time to time held in or credited to the Collection Account or the Lockbox Accounts;

               (ix) all property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of the Seller or the Purchaser pursuant to a liquidation of such Receivable;

               (x) the proceeds from any Servicer's errors and omissions policy or fidelity bond, to the extent such proceeds relate to any Receivable, Financed Vehicle or other Collateral;

               (xi) each TFC Assignment; and

               (xii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

          (b) The Seller shall transfer to the Purchaser the Receivables and the Other Conveyed Property described in PARAGRAPH (A) above only upon the satisfaction of each of the conditions set forth below on or prior to the related Funding Date. In addition to constituting conditions precedent to any purchase hereunder and under each Assignment, the following shall also be conditions precedent to any Advance on any Funding Date under the terms of the applicable Note Purchase Agreement:

               (i) the Seller shall have provided the Purchaser, Trustee, the applicable Note Purchaser and the applicable Noteholders with an Addition Notice substantially in the form of EXHIBIT G hereto (which shall include a supplement to the Schedule of Receivables) not later than three (3) Business Days prior to such Funding Date and shall have provided any information reasonably requested by any of the foregoing with respect to the Issuer, the Servicer and the Related Receivables;

               (ii) the Seller shall, to the extent required by SECTION 4.2 of this Agreement, have deposited in the Collection Account all collections received on and after the Cutoff Date in respect of the Related Receivables to be purchased on such Funding Date;

               (iii) as of each Funding Date, (A) the Seller shall not be insolvent and shall not become insolvent as a result of the transfer of Related Receivables on such Funding Date, (B) the Seller shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as then conducted;

               (iv) if such Funding Date is a Class A Funding Date, the Class A Facility Termination Date shall not have occurred;

               (v) if such Funding Date is a Class B Funding Date, the Class B Facility Termination Date shall not have occurred;

               (vi) the Servicer shall have established one or more Lockbox Accounts acceptable to the Controlling Note Purchaser;

               (vii) each of the representations and warranties made by the Seller pursuant to SECTION 3.1 and the other Basic Documents with respect to the Related Receivables to be purchased on such Funding Date shall be true and correct as of the related Funding Date and the Seller shall have performed all obligations to be performed by it hereunder or in any Assignment on or prior to such Funding Date;

               (viii) the Seller shall, at its own expense, on or prior to the Funding Date, indicate in its computer files that the Related Receivables to be purchased on such Funding Date have been sold to the Purchaser pursuant to this Agreement or an Assignment, as applicable, and have been pledged by the Purchaser to the Trustee for the benefit of the Note Purchasers and the Noteholders under the Indenture;

               (ix) the Seller shall have taken all action required to maintain
          (A) the first priority perfected ownership interest of the Purchaser in the Related Receivables and Other Conveyed Property, (B) subject to the terms and provisions of the Intercreditor Agreement, the first priority perfected security interest of the Trustee in the Collateral for the benefit of the Note Purchasers and the Noteholders, (C) the first priority perfected security interest of the Trustee in the Pledged Subordinate Securities for the benefit of the Class B Note Purchasers and the Class B Noteholders, and (D) subject to the terms and provisions of the Intercreditor Agreement, the second priority perfected security interest of the Bear Indenture Trustee in the UBS Cross Collateral (subject only to the Lien granted pursuant to Granting Clause I of the Indenture) for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents;

               (x) no selection procedures adverse to the interests of any Note Purchaser or any Noteholder shall have been utilized in selecting the Related Receivables to be sold on such Funding Date;

               (xi) the addition of any such Related Receivables to be purchased on such Funding Date shall not result in a material adverse tax consequence to any Noteholder, any Note Purchaser or the Purchaser;

               (xii) the Seller shall have delivered to each Noteholder, the applicable Note Purchaser and the Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b);

               (xiii) if such Funding Date is a Class A Funding Date, no Class A Funding Termination Event, Servicer Termination Event, or any event that, with the giving of notice or the passage of time, or both, would constitute a Class A Funding Termination Event or Servicer Termination Event, shall have occurred and be continuing;

               (xiv) if such Funding Date is a Class B Funding Date, no Class B Funding Termination Event, Servicer Termination Event, or any event that, with the giving of notice or the passage of time, or both, would constitute a Class B Funding Termination Event or Servicer Termination Event, shall have occurred and be continuing;

               (xv) the Trustee shall have confirmed receipt of the related Receivable File for each Related Receivable included in the applicable Borrowing Base calculation and shall have delivered an original Trust Receipt to the Controlling Note Purchaser and a copy thereof to the applicable Noteholders and the other Note Purchasers with respect to the Receivable Files related to the Related Receivables to be purchased on such Funding Date;

               (xvi) the Seller shall have filed or caused to be filed all necessary UCC-l financing statements (or amendments thereto) necessary to maintain (in each case assuming for purposes of this clause (xvi) that such perfection may be achieved by making the appropriate filings), and taken any other steps necessary to maintain, (A) the first priority perfected ownership interest of Purchaser and (B) subject to the terms and provisions of the Intercreditor Agreement, the first priority, perfected security interest of the Trustee for the benefit of the Note Purchasers and the Noteholders, with respect to the Related Receivables and Other Conveyed Property and the Collateral, respectively, to be transferred on such Funding Date;

               (xvii) the Seller shall have filed or caused to be filed all necessary UCC-l financing statements (or amendments thereto) necessary to maintain (in each case assuming for purposes of this clause (xvii) that such perfection may be achieved by making the appropriate filings), and taken any other steps necessary to maintain, (A) the first priority perfected security interest of the Trustee for the benefit of the Class B Note Purchasers and the Class B Noteholders, with respect to the Pledged Subordinate Securities and (B) subject to the terms and provisions of the Intercreditor Agreement, the second priority perfected security interest of the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, with respect to the UBS Cross Collateral (subject only to the Lien created pursuant to Granting Clause I of the Indenture);

               (xviii) the Seller shall have executed and delivered an Assignment in the form of EXHIBIT F with respect to such Related Receivables and the Other Conveyed Property related thereto;

               (xix) each of the conditions precedent to such Advance set forth in this Agreement, the Indenture and the applicable Note Purchase Agreement shall have been satisfied;

               (xx) if such Funding Date is a Class A Funding Date, such Class A Funding Date shall not occur in the same calendar week as any prior Class A Funding Date;

               (xxi) if such Funding Date is a Class B Funding Date, such Class B Funding Date shall also be a Class A Funding Date and no more than two Class B Funding Dates shall occur during any one calendar month; and

               (xxii) if such Funding Date is a Class B Funding Date, such Class B Funding Date shall not be a funding date for the Class B notes issued under the Bear Warehouse Facility.

          Unless waived by the Controlling Note Purchaser (or the Class B Note Purchasers, in the case of ITEM (v), ITEM (ix)(C) AND (D), ITEM (xiv), ITEM
     (xvii)(A) AND (B), ITEM (xxi) and ITEM (xxii) above) in writing, the Seller covenants that in the event any of the foregoing conditions precedent are not satisfied with respect to any Related Receivable on the date required as specified above, the Seller will immediately repurchase such Related Receivable from the Purchaser, at a price equal to the Purchase Amount thereof, in the manner specified in SECTION 3.2 and SECTION 4.7. Except with respect to ITEM (xvi) above, the Trustee may rely on the accuracy of the Officers' Certificate delivered pursuant to ITEM (xii) above without independent inquiry or verification.

          (c) PAYMENT OF PURCHASE PRICE. In consideration for the sale of the Related Receivables and Other Conveyed Property described in SECTION 2.1(a) or the related Assignment, the Purchaser shall, on each Funding Date on which Related Receivables are transferred hereunder, pay to or upon the order of the Seller the applicable Purchase Price in the following manner:
     (i) cash in an amount equal to the amount of each Advance received by the Purchaser under the Notes on such Funding Date and (ii) to the extent the

     Purchase Price for the related Receivables and Other Conveyed Property exceeds the aggregate amount of cash described in (i), such excess shall be treated as a capital contribution by the Seller to the Purchaser. On any Funding Date on which funds are on deposit in the Principal Funding Account, the Purchaser may direct the Trustee to withdraw therefrom an amount equal to the lesser of (i) the Purchase Price to be paid to the Seller for Related Receivables and Other Conveyed Property to be conveyed to the Purchaser and pledged to the Trustee on such Funding Date (or a portion thereof) and (ii) the amount on deposit in the Principal Funding Account, and, subject to the satisfaction of the conditions set forth in
     SECTION 2.1(b) after giving effect to such withdrawal, pay such amount to or upon the order of the Seller in consideration for the sale of the Related Receivables and Other Conveyed Property on such Funding Date.

          SECTION 2.2. TRANSFERS INTENDED AS SALES. It is the intention of the Seller and the Purchaser that each transfer and assignment contemplated by this Agreement and each Assignment shall constitute a sale of the Related Receivables and Other Conveyed Property from the Seller to the Purchaser free and clear of all liens and rights of others and it is intended that the beneficial interest in and title to the Related Receivables and Other Conveyed Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller and the Purchaser, the transfer and assignment contemplated hereby or by any Assignment is held not to be a sale, this Agreement and each Assignment shall constitute a security agreement under applicable law and the Seller hereby grants to the Purchaser a security interest in the Receivables and Other Conveyed Property, which security interest has been assigned to the Trustee, acting on behalf of the Noteholders and Note Purchasers.

          SECTION 2.3. FURTHER ENCUMBRANCE OF RECEIVABLES AND OTHER CONVEYED PROPERTY.

               (a) Immediately upon the conveyance to the Purchaser by the Seller of the Related Receivables and any item of the related Other Conveyed Property pursuant to SECTION 2.1 and the related Assignment, all right, title and interest of the Seller in and to such Related Receivables and Other Conveyed Property shall terminate, and all such right, title and interest shall vest in the Purchaser.

               (b) Immediately upon the vesting of any Related Receivables and the related Other Conveyed Property in the Purchaser, the Purchaser shall have the sole right to pledge or otherwise encumber such Related Receivables and the related Other Conveyed Property. Pursuant to the Indenture, (i) subject to the terms and provisions of the Intercreditor Agreement, the Purchaser shall grant a security interest in the Collateral to secure the repayment of the Notes, the other Secured Obligations and any and all other amounts due and owing to the Note Purchasers and the Noteholders pursuant to the Basic Documents,
          (ii) the Purchaser shall grant a security interest in the Pledged Subordinate Securities to secure the repayment of the Class B Notes, the other Secured Obligations and any and all other amounts due and owing, in each case, to the Class B Note Purchasers and the Class B Noteholders pursuant to the Basic Documents, and (iii) subject to the terms and provisions of the Intercreditor Agreement, the Purchaser shall grant a second priority security interest in the UBS Cross Collateral to secure the repayment of the Class B notes and any and all other amounts due and owing, in each case, to the Class B note purchasers and the Class B noteholders under the Bear Basic Documents pursuant to the Bear Basic Documents, subject only to the Lien Granted pursuant to Granting Clause I of the Indenture.

               (c) The Trustee shall, at such time as (i) each Facility Termination Date has occurred, (ii) the payment in full of the Secured Obligations has occurred, (iii) each Note Purchase Agreement shall have been terminated pursuant to its terms, (iv) there are no Notes Outstanding, (v) all sums due to the Trustee, the Note Purchasers and the Noteholders pursuant to the Basic Documents and all sums due to the Bear Indenture Trustee, the Class B note purchasers and the Class B noteholders under the Bear Basic Documents have been paid in full, and (vi) all other conditions precedent under the Indenture shall have been satisfied, release any remaining portion of the Collateral, the Pledged Subordinate Securities and the UBS Cross Collateral to the Purchaser.

                                  ARTICLE III
                                  -----------

                                 THE RECEIVABLES
                                 ---------------

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF SELLER. (a) The Seller makes the following representations and warranties as to the Receivables to the Purchaser, to the Trustee for the benefit of the Note Purchasers and the Noteholders, to each Note Purchaser and to each Noteholder, on which the Purchaser relies in acquiring the Receivables, on which the Trustee relies in accepting a pledge of the Receivables under the Indenture, on which the Noteholders have relied in purchasing the Notes and on which each Note Purchaser will rely in paying the Advance Amounts to the Purchaser. Such representations and warranties speak as of the Class A Closing Date (with respect to the Class A Note Purchaser and the Class A Noteholders) and the Class B Closing Date (with respect to the Class B Note Purchasers and the Class B Noteholders) and as of each Funding Date; PROVIDED that to the extent such representations and warranties relate to the Receivables conveyed on any Funding Date, such representations and warranties shall speak as of the related Funding Date, but shall survive the sale, transfer and assignment of the Receivables to the Purchaser and the pledge thereof by the Purchaser hereunder to the Trustee pursuant to the Indenture.

          (i) CHARACTERISTICS OF RECEIVABLES. Each Receivable (1) is evidenced either by (i) a retail installment sale contract or (ii) an installment promissory note and security agreement; (2) if such Receivable is evidenced by a retail installment sale contract, has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business and without any fraud or misrepresentation on the part of the Dealer, such Dealer had all necessary licenses and permits to originate such Receivables in the state where such Dealer was located, has been fully and properly executed by the parties thereto, has been purchased by the Seller or TFC, as applicable, directly from the Dealer in connection with the sale of Financed Vehicles by the Dealer and has been validly assigned without any intervening assignments by such Dealer to the Seller or TFC, as applicable, in accordance with its terms; (3) if such Receivable is evidenced by an installment promissory note and security agreement, has been originated in the United States of America by a Consumer Lender in the ordinary course of such Consumer Lender's business and without any fraud or misrepresentation on the part of such Consumer Lender or the Dealer, and such Consumer Lender had all necessary licenses and permits to originate such Receivable in the State where such Receivable was originated and where such Consumer Lender was located, and such Receivable has been fully and properly executed by the parties thereto, has been purchased by the Seller directly from the Consumer Lender (if the Consumer Lender is not the Seller) in connection with the sale of Financed Vehicles by the Dealer and has been validly assigned by such Consumer Lender without any intervening assignments by such Consumer Lender to the Seller (if the Consumer Lender is not the Seller); (4) has created a valid, subsisting, and enforceable first priority perfected security interest in favor of the Seller, TFC or the Consumer Lender, as applicable, in the Financed Vehicle, which security interest has been validly assigned by the Seller or TFC, as applicable, to the Purchaser or by the Consumer Lender to the Seller (if the Consumer Lender is not the Seller) and by the Seller to the Purchaser, as applicable, and by the Purchaser to the Trustee; (5) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security including without limitation a right of repossession following a default; (6) provides for level weekly, bi-weekly, semi-monthly or monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment but in no event shall exceed three times such level payment) and yields interest at the Annual Percentage Rate; (7) is a Rule of 78's Receivable or a Simple Interest Receivable; (8) if such Receivable is a Rule of 78's Receivable, provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and includes a full month's interest, in the month of prepayment, at the APR of the Receivable; (9) if such Receivable is a Simple Interest Receivable, provides, in the case of prepayment, for the full payment of the Principal Balance thereof plus accrued interest through the date of prepayment based on the APR of the Receivable; (10) if such Receivable is evidenced by a retail installment sale contract, was originated by a Dealer to an Obligor and was sold by the Dealer to the Seller or TFC, as applicable, or if such Receivable is evidenced by an installment promissory note and security agreement, was originated by a Consumer Lender to an Obligor and, if not originated by the Seller, has been sold by such Consumer Lender to the Seller, in each case without any fraud or misrepresentation on the part of the Seller, TFC, such Consumer Lender, such Dealer or the related Obligor;
     (11) is denominated in U.S. dollars; and (12) contains no obligation to lend more money to the related Obligor in the future.

          (ii) ADDITIONAL RECEIVABLES CHARACTERISTICS. As of the related Funding Date, as applicable:

               (A) each Related Receivable that is a CPS Receivable has (1) an original term of 24 to 72 months; (2) an original Amount Financed of at least $3,000 and not more than $35,000; and (3) had an APR of at least 8% and not more than 30% (subject to applicable laws);

               (B) each Related Receivable that is a TFC Receivable has (1) an original term of 9 to 60 months; (2) an original Amount Financed of at least $1,000 and not more than $25,000; (3) had an APR of at least 9.90% and not more than 30% (subject to applicable laws); (4) when originated, had an Obligor that was a member of the U.S. armed forces; and (5) no Obligor that has been the subject of a Section 341 Meeting;

               (C) each Related Receivable is not more than 30 days past due with respect to more than 10% of any Scheduled Receivable Payment as of the related Cutoff Date and no funds have been advanced by the Seller, any Dealer, any Consumer Lender or anyone acting on their behalf in order to cause any Related Receivable to satisfy such requirement;

               (D) no Related Receivable has been extended beyond its original term, except in accordance with the applicable Contract Purchase Guidelines regarding deferments or extensions; and

               (E) each Related Receivable satisfies in all material respects the applicable Contract Purchase Guidelines as in effect on the Class A Closing Date or as otherwise amended from time to time; provided, that such amendments do not have a material adverse effect on the Noteholders or the Note Purchasers.

          (iii) SCHEDULE OF RECEIVABLES. The information with respect to the Related Receivables set forth in Schedule A to the related Assignment is true and correct in all material respects as of the close of business on the related Cutoff Date, and no selection procedures adverse to any Noteholder or any Note Purchaser have been utilized in selecting the Related Receivables to be sold hereunder and thereunder.

          (iv) COMPLIANCE WITH LAW. Each Related Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended warranties or service contracts complied at the time the Related Receivable was originated or made and at the execution of the applicable Assignment complies in all material respects with all requirements of applicable Federal, State, and local laws, including, without limitation, Consumer Laws. Each Receivable has been serviced in compliance with all applicable requirements of law.

          (v) NO GOVERNMENT OBLIGOR. None of the Related Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

          (vi) NO FLEET SALES. None of the Receivables have been included in a "fleet" sale (i.e., a sale to any single Obligor of more than five Financed Vehicles).

          (vii) SECURITY INTEREST IN FINANCED VEHICLE. Immediately subsequent to the sale, assignment and transfer thereof to the Purchaser, each Related Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller as secured party which security interest has been validly assigned to the Purchaser and subsequently validly pledged to the Trustee for the benefit of the Noteholders and Note Purchasers, and such assigned security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the related Funding Date as a result of an Obligor's failure to pay its obligations, as applicable).

          (viii) RECEIVABLES IN FORCE. No Related Receivable has been satisfied, subordinated or rescinded, nor has any related Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

          (ix) NO WAIVER. Except as permitted under SECTION 4.2 and CLAUSE (X) below, no provision of a Related Receivable has been waived, altered or modified in any respect since its origination. No Related Receivable has been modified as a result of application of the Servicemembers Civil Relief Act, as amended.

          (x) NO AMENDMENTS. Except as permitted under Section 4.2, no Related Receivable has been amended, modified, waived or refinanced except as such Related Receivable may have been amended in accordance with the Servicing Guidelines.

          (xi) NO DEFENSES. No right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Related Receivable. The operation of the terms of any Related Receivable or the exercise of any right thereunder will not render such Related Receivable unenforceable in whole or in part and such Receivable is not subject to any such right of rescission, setoff, counterclaim, or defense.

          (xii) NO LIENS. As of the related Cutoff Date, (a) there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle financed under a Related Receivable that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Related Receivable and (b) there is no lien against the Financed Vehicle financed under a Related Receivable for delinquent taxes.

          (xiii) NO DEFAULT; REPOSSESSION. Except for payment delinquencies described in Section 3.1(a)(ii)(C) hereof, no default, breach, violation or event permitting acceleration under the terms of any Related Receivable has occurred; and no continuing condition that with notice or the lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of any Related Receivable has arisen; and neither the Seller nor TFC shall waive or has waived any of the foregoing (except in a manner consistent with SECTION 4.2) and no Financed Vehicle financed under a Related Receivable shall have been repossessed.

          (xiv) INSURANCE; OTHER. (A) Each Obligor under the Related Receivables has obtained an insurance policy covering the Financed Vehicle as of the execution of such Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage, and either the Seller or TFC,. as applicable, and its respective successors and assigns are named the loss payee or an additional insured of such insurance policy, such insurance policy is in an amount at least equal to the lesser of (i) the Financed Vehicle's actual cash value or (ii) the remaining Principal Balance of the Related Receivable, and each Related Receivable requires the Obligor to obtain and maintain such insurance naming either the Seller or TFC, as applicable, and its respective successors and assigns as loss payee or an additional insured, (B) each Related Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming either the Seller or TFC, as applicable, as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Related Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Related Receivable is covered by an extended service contract. As of the related Cutoff Date, no Financed Vehicle is or had previously been insured under a policy of forced-placed insurance.

          (xv) TITLE. It is the intention of the Seller that each transfer and assignment herein contemplated constitutes a sale of the Related Receivables and the related Other Conveyed Property from the Seller to the Purchaser and that the beneficial interest in and title to such Related Receivables and related Other Conveyed Property not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Related Receivable or related Other Conveyed Property has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser and by the Purchaser to any Person other than the Trustee. Immediately prior to each transfer and assignment herein contemplated, the Seller had good and marketable title to each Related Receivable and related Other Conveyed Property and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others, and, immediately upon the transfer thereof to the Purchaser and the Purchaser shall have good and marketable title to the Receivables and the other Conveyed Property and shall be the sole owner thereof, free and clear of all Liens and, immediately upon the pledge thereof to the Trustee under the Indenture, the Trustee for the benefit of the Noteholders and the Note Purchasers, subject to the terms and provisions of the Intercreditor Agreement, shall have a valid and enforceable security interest in the Collateral, free and clear of all liens, encumbrances, security interests, and rights of others, and each such transfer and pledge has been perfected under the UCC. No Dealer or Consumer Lender (unless such Consumer Lender is the Seller) has a participation in, or other right to receive, proceeds of any Receivable.

          (xvi) LAWFUL ASSIGNMENT; NO CONSENT REQUIRED. No Related Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Related Receivable under this Agreement or the pledge of such Related Receivable under the Indenture or pursuant to transfers of the Notes shall be unlawful, void, or voidable. Neither the Seller nor TFC has entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Related Receivables. For the validity of such sales, transfers, assignments and pledges, no consent by any Dealer, Consumer Lender, Obligor or any other Person is required under any agreement or applicable law.

          (xvii) ALL FILINGS MADE. All filings (including, without limitation, UCC filings or other actions) necessary in any jurisdiction to give: (a) the Purchaser a first priority perfected ownership interest in the Receivables and the Other Conveyed Property, including, without limitation, the proceeds of the Receivables (to the extent that the Purchaser can obtain such first priority perfected security interest pursuant to one or more filings), (b) subject to the terms and provisions of the Intercreditor Agreement, the Trustee, for the benefit of the Noteholders and the Note Purchasers, a first priority perfected security interest in the Collateral,
     (c) the Trustee, for the benefit of the Class B Note Purchasers and the Class B Noteholders, a first priority perfected security interest in the Pledged Subordinate Securities, and (d) subject to the terms and provisions of the Intercreditor Agreement, the Bear Indenture Trustee, for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, a second priority perfected security interest in the UBS Cross Collateral (subject only to the Lien granted pursuant to Granting Clause I of the Indenture), have been made, taken or performed.

          (xviii) RECEIVABLE FILE; ONE ORIGINAL. The Seller has delivered to the Trustee, at the location specified in SCHEDULE B hereto, a complete Receivable File with respect to each Related Receivable, and the Trustee has delivered an original Trust Receipt therefor to the Controlling Note Purchaser and a copy thereof to the Purchaser, the other Note Purchasers and the Noteholders. There is only one original executed copy of each Receivable. The Servicer has in its possession all other relevant documents with respect to the Receivables, including without limitation the related credit application and verification of insurance.

          (xix) CHATTEL PAPER. Each Related Receivable constitutes "TANGIBLE CHATTEL PAPER" under the UCC.

          (xx) TITLE DOCUMENTS. (A) If the Related Receivable was originated in a State in which notation of a security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document of the related Financed Vehicle for such Related Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or, with respect to Related Receivables that finance a vehicle in the States listed in ANNEX B, other evidence of title issued by the ------- applicable Department of Motor Vehicles or similar authority in such States) will be received within 180 days of the origination date and will show, the Seller (or, in the case of a TFC Receivable purchased from a Dealer by TFC, TFC) named as the original secured party under the Related Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Related Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show the Seller (or, in the case of a TFC Receivable purchased from a Dealer by TFC, TFC) named as the original secured party under the Related Receivable, and in either case, the Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle, and such rights have been validly pledged, subject to the terms and provisions of the Intercreditor Agreement, to the Trustee for the benefit of the Noteholders and the Note Purchasers pursuant to the Indenture. With respect to each Related Receivable for which the title document has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related Dealer that such title document showing the Seller (or, in the case of a TFC Receivable purchased from a Dealer by TFC, TFC) as first lienholder has been applied for.

          (xxi) VALID AND BINDING OBLIGATION OF OBLIGOR. Each Related Receivable is the legal, valid and binding obligation in writing of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby. Each Related Receivable is not subject to any right of set-off by the Obligor.

          (xxii) CHARACTERISTICS OF OBLIGORS. As of the date of each Obligor's application for credit from which the Related Receivable that is a CPS Receivable arises, such Obligor (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy, (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that has not been discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding that has not completed a
     Section 341 Meeting, (d) was domiciled in the United States and (e) was not self-employed. During the period from the date of each Obligor's application for financing of the Financed Vehicle from which the related Receivable arises to the applicable Funding Date, no Obligor is or has been the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding that has not completed a Section 341 Meeting.

          (xxiii) POST-OFFICE BOX. On or prior to the next billing period after the related Cutoff Date, the Servicer will notify each Obligor to make payments with respect to its respective Related Receivables after the related Cutoff Date directly to the Post-Office Box, and will provide each Obligor with a monthly statement in order to enable such Obligor to make payments directly to the Post-Office Box.

          (xxiv) CASUALTY AND IMPOUNDING. No Financed Vehicle financed under a Related Receivable has suffered a Casualty and the Seller has not received any notice that any Financed Vehicle has been impounded.

          (xxv) NO AGREEMENT TO LEND. The Obligor with respect to each Related Receivable does not have any option under the Receivable to borrow from any person any funds secured by the Financed Vehicle.

          (xxvi) OBLIGATION TO DEALERS OR OTHERS. The Purchaser and its assignees will assume no obligation to Dealers, Consumer Lenders or other originators or holders of the Related Receivables (including, but not limited to under dealer reserves) as a result of its purchase of the Related Receivables.

          (xxvii) NO IMPAIRMENT. Neither Seller nor the Purchaser has done anything to convey any right to any Person that would result in such Person having a right to payments due under any Related Receivables or otherwise to impair the rights of the Purchaser, the Trustee, any Noteholder or any Note Purchaser in any Related Receivable or the proceeds thereof.

          (xxviii) RECEIVABLES NOT ASSUMABLE. No Related Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Purchaser or Seller with respect to such Related Receivable.

          (xxix) SERVICING. The servicing of each Related Receivable and the collection practices relating thereto have been lawful and in accordance with the standards set forth in this Agreement; and other than Seller, TFC and the Back-up Servicer pursuant to the Basic Documents, no other person has the right to service the Receivable.

          (xxx) CREATION OF SECURITY INTEREST. This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables and the Other Conveyed Property in favor of the Purchaser, which security interest is prior to all other Liens (other than the Liens of the Trustee and the Bear Indenture Trustee under the Indenture) and is enforceable as such as against creditors of and purchasers from the Seller. The Indenture creates a valid and continuing security interest (as defined in the UCC) in
     (x) subject to the terms and provisions of the Intercreditor Agreement, the Collateral in favor of the Trustee for the benefit of the Noteholders and the Note Purchasers, which security interest is prior to all other Liens,
     (y) the Pledged Subordinate Securities in favor of the Trustee for the benefit of the Class B Note Purchasers and the Class B Noteholders, which security interest is prior to all other Liens, and (z) subject to the terms and provisions of the Intercreditor Agreement, the UBS Cross Collateral in favor of the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, which security interest is prior to all Liens, other than the Lien created pursuant to Granting Clause I of the Indenture, and such security interests are, in each case, enforceable as such as against creditors of and purchasers from the Issuer.

          (xxxi) PERFECTION OF SECURITY INTEREST IN RECEIVABLES AND OTHER CONVEYED PROPERTY. The Seller has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the first priority security interest in the Receivables and the Other Conveyed Property granted to the Purchaser hereunder pursuant to SECTION 2.1 and the related Assignment.

          (xxxii) PERFECTION OF SECURITY INTEREST IN TRUST ESTATE. The Purchaser has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect (i) the first priority security interest in the Receivables and the other Collateral granted to the Trustee for the benefit of the Noteholders and the Note Purchasers pursuant to Granting Clause I of the Indenture; (ii) the security interest in the Pledged Subordinate Securities granted to the Trustee for the benefit of the Class B Noteholders and the Class B Note Purchasers pursuant to Granting Clause II of the Indenture, and (iii) the security interest in the UBS Cross Collateral granted to the Bear Indenture Trustee for the benefit of the Class B noteholders and the Class B note purchasers under the Bear Basic Documents pursuant to Granting Clause III of the Indenture.

          (xxxiii) PERFECTION OF SECURITY INTERESTS IN FINANCED VEHICLES. The Seller has taken all steps necessary to perfect its security interest against the Obligors in the Financed Vehicles securing the Receivables and such security interest has been validly assigned by the Seller to the Purchaser and pledged by the Purchaser to the Trustee for the benefit of the Noteholders and the Note Purchasers.

          (xxxiv) NO OTHER SECURITY INTERESTS - SELLER. Other than the security interest granted to the Purchaser pursuant to SECTION 2.1 and the related Assignment, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables or the Other Conveyed Property, other than such security interests as are released at or before the conveyance thereof. The Seller has not authorized the filing of and is not aware of any financing statements filed against the Seller that include a description of collateral covering any portion of the Receivables and the Other Conveyed Property other than any financing statement relating to the security interest granted to the Purchaser hereunder or that has been terminated or released as to the Receivables and the Other Conveyed Property. The Seller is not aware of any judgment or tax lien filings against the Seller.

          (xxxv) NO OTHER SECURITY INTERESTS - PURCHASER. Other than (A) the security interest in the Collateral granted to the Trustee for the benefit of the Noteholders and Note Purchasers pursuant to Granting Clause I of the Indenture, (B) the security interest in the Pledged Subordinate Securities granted to the Trustee for the benefit of the Class B Note Purchasers and the Class B Noteholders pursuant to Granting Clause II of the Indenture, and (C) the security interest in the UBS Cross Collateral granted to the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents pursuant to Granting Clause III of the Indenture, the Purchaser has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral, the Pledged Subordinate Securities or the UBS Cross Collateral. The Purchaser has not authorized the filing of and is not aware of any financing statements filed against the Purchaser that include a description of collateral covering any portion of the Collateral, the Pledged Subordinate Securities or the UBS Cross Collateral other than any financing statement relating to the security interests described in the preceding clauses (A), (B) and (C), or a security interest that has been terminated or released with respect to the Collateral, the Pledged Subordinate Securities or the UBS Cross Collateral. The Purchaser is not aware of any judgment or tax lien filings against the Purchaser.

          (xxxvi) NOTATIONS ON CONTRACTS; FINANCING STATEMENT DISCLOSURE. The Servicer has in its possession copies of all Contracts that constitute or evidence the Receivables. The Contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser and/or the Trustee for the benefit of the Noteholders and the Note Purchasers. All financing statements filed or to be filed against the Seller in favor of the Purchaser in connection herewith describing the Trust Estate contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the secured party."

          (xxxvii) RECORDS. On or prior to each Funding Date, the Seller will have caused its records (including electronic ledgers) relating to each Related Receivable to be conveyed by it on such Funding Date to be clearly and unambiguously marked to reflect that such Related Receivable was conveyed by it to the Purchaser and pledged by the Purchaser to the Trustee for the benefit of the Noteholders and the Note Purchasers.

          (xxxviii) COMPUTER INFORMATION. The computer diskette, computer tape or other electronic transmission made available by the Seller to the Purchaser on each Funding Date is, as of the related Cutoff Date, complete and accurate and includes a description of the same Receivables described in Schedule A to the related Assignment.

          (xxxix) NO MFN OR SEAWEST RECEIVABLES. None of the Related Receivables was originated by MFN, SeaWest or any of their respective Subsidiaries.

          (xl) REMAINING PRINCIPAL BALANCE. As of the related Cutoff Date, each Related Receivable has a remaining Principal Balance of at least $3,000 and the Principal Balance of each Receivable set forth in Schedule A to the related Assignment is true and accurate in all respects.

          (xli) DELIVERY OF RECEIVABLE FILES. A complete Receivable File (other than, if applicable, a certificate of title missing from the related Receivable File as described in SECTION 3.4(B)) with respect to each Receivable has been, prior to the Funding Date, delivered to the Trustee at the location listed in SCHEDULE B hereof.

          (xlii) FULL AMOUNT ADVANCED. The full amount of each Receivable has been advanced to each Obligor, and there are no requirements for future advances thereunder.

          (xliii) ILLINOIS RECEIVABLES. (a) The Seller does not own a substantial interest in the business of a Dealer within the meaning of Illinois Sales Finance Agency Act Rules and Regulations, Section 160.230(1) and (b) with respect to each Receivable originated in the State of Illinois, (i) the printed or typed portion of the related Form of Receivable complies with the requirements of 815 ILCS 375/3(b) and (ii) the Seller has not, and for so long as such Receivable is outstanding shall not, place or cause to be placed on the related Financed Vehicle any collateral protection insurance in violation of 815 ILCS 180/10.

          (xliv) CALIFORNIA RECEIVABLES. Each Receivable originated in the State of California has been, and at all times during the term of the Sale and Servicing Agreement will be, serviced by the Servicer in compliance with Cal. Civil Code ss. 2981, et seq.

          (xlv) CONSUMER LENDERS. Each Consumer Lender has obtained all necessary licenses and approvals in all jurisdictions in which the origination and purchase of installment promissory notes and security agreements and the sale thereof to the Seller (if the Seller is not the Consumer Lender) requires or shall require such licenses or approvals, except where the failure to obtain such licenses or approvals would not result in a Material Adverse Effect or have a material adverse effect on the value or marketability of any Receivable (including, without limitation, the enforceability or collectibility of any Receivable).

     SECTION 3.2. REPURCHASE UPON BREACH; SECTION 341 MEETING(a) . The Seller, the Servicer, any Noteholder, any Note Purchaser or the Trustee, as the case may be, shall inform the other parties to this Agreement and the Note Purchasers promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to SECTION 3.1 with respect to a Receivable (without regard to any limitations therein as to the Seller's knowledge). Unless the breach shall have been cured by the last day of the next Accrual Period following the discovery thereof by the Trustee or receipt by the Trustee of notice from the Seller, the Servicer, any Noteholder or any Note Purchaser of such breach, the Seller shall repurchase any Receivable if the value of such Receivable is materially and adversely affected by the breach as of the last day of such next Accrual Period (or, at the Seller's option, the last day of the first Accrual Period following the discovery). In consideration of the purchase of any Receivable, the Seller shall remit the Purchase Amount, in the manner specified in SECTION 5.6. The sole remedies of the Purchaser, the Trustee, the Note Purchasers or the Noteholders with respect to any Receivables as to which a breach of representations and warranties pursuant to SECTION 3.1 has occurred shall be to enforce the Seller's obligation to purchase such Receivables and the indemnity provided by SECTION 8.3(a) . Upon receipt of the Purchase Amount in respect of any Defective Receivables and written instructions from the Servicer, the Trustee shall release to the Seller or its designee the related Receivable File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and necessary to vest in the Seller or such designee title to such Defective Receivables. The parties hereto hereby acknowledge that the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class shall each have the right to enforce directly against the Seller the Seller's repurchase and indemnity obligations pursuant to this SECTION 3.2 and SECTION 8.3.

          (b) If the Insolvency Event related to a Section 341 Meeting has not been discharged by the bankruptcy court or other similar court presiding over such Insolvency Event within 90 days of the conveyance of the related Receivable by the Seller to the Purchaser pursuant to SECTION 2.1(A), the Seller shall repurchase such Receivable as of the last day of such next Accrual Period.

     SECTION 3.3. CUSTODY OF RECEIVABLE FILES AND PLEDGED SUBORDINATE
SECURITIES.

          (a) In connection with each sale, transfer and assignment of Receivables and related Other Conveyed Property to the Purchaser pursuant to this Agreement and each Assignment, and each pledge thereof by the Purchaser to the Trustee for the benefit of the Noteholders and the Note Purchasers pursuant to the Indenture, the Trustee shall act as custodian of the following documents or instruments in its possession which shall be delivered to the Trustee on or before the Class A Closing Date or the related Funding Date in accordance with SECTION 3.4 (with respect to each Receivable):

               (i) The fully executed original of the Receivable (together with any agreements modifying or assigning the Receivable, including without limitation any extension agreements); and

               (ii) The original certificate of title in the name of the Obligor with a notation on such certificate of title evidencing Seller's or TFC's, as applicable, security interest therein or such documents that the Seller shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Seller or TFC, as applicable, in the Financed Vehicle or, if not yet received, a copy of the application therefor showing the Seller or TFC, as applicable, as secured party, or a dealer guarantee of title.

          (b) Upon payment in full of any Receivable, the Servicer will notify the Trustee pursuant to a certificate of a Servicing Officer in the form of EXHIBIT C and shall request delivery of the Receivable and Receivable File to the Servicer.

          (c) If a Class B Borrowing Base Deficiency would exist upon the release of Receivables under Article X of the Indenture in connection with a Securitization Transaction, the Issuer shall pledge the related Pledged Subordinate Securities to the Trustee, for the benefit of the Class B Noteholders and the Class B Note Purchasers pursuant to Granting Clause II of the Indenture, the Issuer shall deliver such Pledged Subordinate Securities to the Trustee on the related Securitization Closing Date and the Trustee shall act as custodian of such Pledged Subordinate Securities. Each Pledged Subordinate Security delivered to the Trustee pursuant to this subparagraph (c) shall be endorsed in blank by the record holder thereof with a medallion-guaranteed signature. By virtue of its delivery of any Pledged Subordinate Securities to the Trustee on a Securitization Closing Date pursuant to this Section 3.3(c), the Issuer shall be deemed to have confirmed, for the benefit of the Class B Note Purchasers and the Class B Noteholders, that, as of such Securitization Closing Date, the representations and warranties with respect to each such Pledged Subordinate Security set forth in the Basic Documents are true and correct in all material respects. In addition, the Issuer shall deliver or shall cause to be delivered to the Class B Note Purchasers and the Class B Noteholders all true sale opinions issued by counsel to CPS in connection with any Securitization Transaction for which Pledged Subordinate Securities are delivered to the Trustee pursuant to this Section 3.3(c) (which true sale opinions shall either be addressed to the Class B Note Purchasers and the Class B Noteholders or shall specifically authorize their reliance thereon). Upon delivery of any such Pledged Subordinate Securities to the Trustee in the manner provided herein and upon the Trustee's acknowledgment of receipt thereof, such Pledged Subordinate Securities shall become subject to the Lien created by Granting Clause II of the Indenture. The Trustee shall release any such Pledged Subordinate Securities upon the prepayment of the related Class B Invested Amount in accordance with Section 10.1 of the Indenture.

     SECTION 3.4. ACCEPTANCE OF RECEIVABLE FILES BY TRUSTEE; MISSING CERTIFICATES OF TITLE (a) In connection with any Funding Date, the Seller shall cause to be delivered to the Trustee the Receivable Files for the Related Receivables to be purchased on such Funding Date not less than four Business Days prior to the related Funding Date. The Trustee declares that it will hold and will continue to hold such files and any amendments, replacements or supplements thereto and all Other Conveyed Property as Trustee, custodian, agent and bailee in trust for the use and benefit of the Noteholders and the Note Purchasers. The Trustee shall within three Business Days after receipt of such files, execute and deliver to the Controlling Noteholder a receipt substantially in the form of EXHIBIT B hereto (a "TRUST RECEIPT") for the Receivable Files received by the Trustee and a copy thereof to the other Note Purchasers and the Noteholders. By its delivery of a Trust Receipt, the Trustee shall be deemed to have (a) acknowledged receipt of the files (or the Receivables) which the Seller has represented are and contain the Receivable Files for the Related Receivables to be purchased by the Purchaser on the related Funding Date as indicated on Schedule A to the Addition Notice, (b) reviewed such files or Receivables and
(c) determined that it has received the items referred to in SECTION 3.3(A)(I) and (II) for each Related Receivable identified on Schedule A to the Addition Notice, except, in each case, as may otherwise be noted in Schedule I to the Trust Receipt. Unless such defect noted on Schedule I of the related Trust Receipt with respect to such Receivable to be transferred on the related Funding Date shall have been cured by the Seller or waived by the Controlling Note Purchaser, in its sole and absolute discretion, and the Trustee shall have executed a Trust Receipt reflecting that such Receivable is no longer on
Schedule I thereto prior to 11 a.m. New York time on the related Funding Date, the Purchaser shall not purchase such Receivable from the Seller on such Funding Date. The Trustee shall return to, or otherwise handle at the direction of, the Seller those files relating to any Receivable not so purchased on a Funding Date and any file unrelated to a Receivable identified in Schedule A to the related Addition Notice (it being understood that the Trustee's obligation to review the contents of any Receivable File shall be limited as set forth in the preceding sentence).

          (b) The Trustee shall make a list of Receivables for which an application for a certificate of title but not an original certificate of title or, with respect to Receivables that finance a vehicle in the States listed in ANNEX B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States, is included in the Receivable File as of the date of its review of the Receivable Files and deliver a copy of such list to the Servicer, each Noteholder and each Note Purchaser. On the date which is 180 days following the related Funding Date, and monthly thereafter, the Trustee shall inform the Seller, the Purchaser, each Noteholder and each Note Purchaser of any Receivable for which the related Receivable File on such date does not include an original certificate of title or, with respect to Financed Vehicles in the States listed in ANNEX B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States, and the Seller shall repurchase any such Receivable as of the last Business Day of the Accrual Period in which the expiration of such 180 days occurs. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount for such Receivable, in the manner specified in SECTION 5.6. Upon receipt of the Purchase Amount for a Receivable and written instructions from the Servicer, the Trustee shall release to the Seller or its designee the related Receivable File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and are necessary to vest in the Seller or such designee title to the Receivable.

          (c) For those Receivable Files that do not contain an original certificate of title or, with respect to Receivables that finance a vehicle in the States listed in ANNEX B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States, upon receipt of such original title documents, the Seller shall promptly deliver or cause to be delivered to the Trustee such original title documents to the Trustee to place in the applicable Receivable File.

     SECTION 3.5. ACCESS TO RECEIVABLE FILES AND PLEDGED SUBORDINATE SECURITIES. The Trustee shall permit the Servicer, the Note Purchasers and the Noteholders access to the Receivable Files and the Pledged Subordinate Securities at all reasonable times during the Trustee's normal business hours. The Trustee shall, within two Business Days of the request of the Servicer, any Note Purchaser or any Noteholder, execute such documents and instruments as are prepared by the Servicer, such Note Purchaser or such Noteholder and delivered to the Trustee, as the Servicer, such Note Purchaser or such Noteholder deems necessary to permit the Servicer, in accordance with its customary servicing procedures, to enforce the Receivable on behalf of the Purchaser and any related insurance policies covering the Obligor, the Receivable or Financed Vehicle so long as such execution in the Trustee's sole discretion does not conflict with the Indenture or any other Basic Document and will not cause it undue risk or liability. The Trustee shall not release any document from any Receivable File unless it receives a release request signed by a Servicing Officer in the form of EXHIBIT C hereto (the "RELEASE REQUEST"); PROVIDED, HOWEVER, if a Servicer Termination Event or Event of Default shall have occurred and is continuing, the Trustee shall not release any such Receivable File to the Servicer without the prior written consent of the Controlling Note Purchaser. Such Release Request shall obligate the Servicer to return such document(s) to the Trustee when the need therefor no longer exists unless the Receivable shall be liquidated, in which case, the Servicer shall certify in the Release Request that all amounts required to be deposited in the Collection Account with respect to such Receivable have been so deposited. Each Release Request delivered to the Trustee pursuant to this SECTION 3.5 shall be forwarded by the Servicer to the Controlling Note Purchaser electronically or by facsimile within one (1) Business Day of delivery to the Trustee together with a list of all Receivables to be released by the Trustee pursuant to such Release Request.

     SECTION 3.6. TRUSTEE TO OBTAIN FIDELITY INSURANCE. The Trustee shall maintain a fidelity bond in the form and amount as is customary for entities acting as a trustee of funds and documents in respect of consumer contracts on behalf of institutional investors.

     SECTION 3.7. TRUSTEE TO MAINTAIN SECURE FACILITIES. The Trustee shall maintain or cause to be maintained continuous custody of the Receivable Files and the Pledged Subordinate Securities in secure and fire resistant facilities segregated from any other receivables or securities of the Seller, the Purchaser or any of their Affiliates in accordance with customary standards for such custody.

                                   ARTICLE IV
                                   ----------

                   ADMINISTRATION AND SERVICING OF RECEIVABLES
                   -------------------------------------------

     SECTION 4.1. DUTIES OF THE SERVICER. The Servicer, as agent for the Purchaser, the Note Purchasers and the Noteholders, shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions that service motor vehicle retail installment sale contracts or installment promissory note and security agreements similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. In performing such duties, the Servicer shall comply with its current servicing policies and procedures, as such servicing policies and procedures may be amended from time to time, so long as such amendments will not materially adversely affect the interests of any Note Purchaser or any Noteholder, or otherwise with the prior written consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class (which consent shall not be unreasonably withheld), and notice of such amendments is given to each Note Purchaser and each Noteholder affected thereby prior to the effectiveness thereof. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Trustee and the Noteholders with respect to distributions. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement including, without limitation, the restrictions set forth in SECTION 4.6, the Servicer is authorized and empowered by the Purchaser to execute and deliver, on behalf of itself, the Purchaser, the Note Purchasers and the Noteholders, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title or, with respect to Financed Vehicles in the States listed in ANNEX B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States with respect to such Financed Vehicles. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Purchaser shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Purchaser shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of one or more Note Purchasers or Noteholders. The Servicer shall prepare and furnish, and the Trustee shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     SECTION 4.2. COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATIONS OF RECEIVABLES; LOCKBOX AGREEMENTS.

          (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others; PROVIDED, -------- HOWEVER, that promptly after the Class A Closing Date (or the related Funding Date, as applicable), but in ------- no event more than 30 days thereafter, the Servicer shall notify each Obligor to make all payments with respect to the Receivables to the applicable Post-Office Box. The Servicer will provide each Obligor with a monthly statement in order to notify such Obligors to make payments directly to the applicable Post-Office Box. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others and in accordance with the terms of this Agreement. Except as provided below, the Servicer, for as long as the Seller is the Servicer, may grant extensions on a Receivable in accordance with the applicable Contract Purchase Guidelines, if any; PROVIDED, HOWEVER, that the Servicer -------- ------- may not grant (x) more than one
     (1) extension per calendar year with respect to a CPS Receivable or grant an extension with respect to a CPS Receivable for more than one (1) calendar month or grant more than four (4) extensions in the aggregate with respect to a CPS Receivable and (y) more than two (2) extensions per calendar year with respect to a TFC Receivable or grant an extension with respect to a TFC Receivable for more than one (1) calendar month or grant more than four (4) extensions in the aggregate with respect to a TFC Receivable, in each case without the prior written consent of the Controlling Note Purchaser (which shall not be unreasonably withheld). In no event shall the principal balance of a Receivable be reduced, except in connection with a settlement in the event the Receivable becomes a Defaulted Receivable. If the Servicer is not the Seller or the Backup Servicer, the Servicer may not make any extension on a Receivable without the prior written consent of the Controlling Note Purchaser (which consent shall not unreasonably be withheld). The Servicer may in its discretion waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing a Receivable. Notwithstanding anything to the contrary contained herein, the Servicer shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Receivable Payment on Receivables, other than to the extent that such alteration is required by applicable law.

          (b) The Servicer shall establish and maintain each Lockbox Account in the name of the Purchaser for the benefit of the Trustee for the further benefit of the Noteholders and the Note Purchasers. Pursuant to each Lockbox Agreement, the Trustee has authorized the Servicer to direct dispositions of funds on deposit in the related Lockbox Account to the Collection Account (but not to any other account), and no other Person, except the Lockbox Processor and the Trustee, has authority to direct disposition of funds on deposit in such Lockbox Account. However, each Lockbox Agreement shall provide that the Lockbox Bank will comply with instructions originated by the Trustee relating to the disposition of the funds in the related Lockbox Account without further consent by the Seller, the Servicer or the Purchaser. The Trustee shall have no liability or responsibility with respect to the Lockbox Processor's directions or activities as set forth in the preceding sentence. Each Lockbox Account shall be established pursuant to and maintained in accordance with the related Lockbox Agreement and shall be a demand deposit account established and maintained with Wells Fargo Bank, National Association, or at the request of the Controlling Note Purchaser an Eligible Account satisfying clause (i) of the definition thereof; PROVIDED, HOWEVER, that the Trustee shall give the Servicer prior written notice of any change made at the request of the Controlling Note Purchaser in the location of a Lockbox Account. The Servicer shall establish and maintain each Post-Office Box at a United States Post Office Branch in the name of the Purchaser for the benefit of the Trustee for the further benefit of the Noteholders and the Note Purchasers.

          (c) Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Purchaser, the Trustee, the Note Purchasers and the Noteholders for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

          (d) In the event the Seller shall for any reason no longer be acting as the Servicer hereunder, the Backup Servicer or another successor Servicer shall thereupon assume all of the rights and obligations of the outgoing Servicer under each Lockbox Agreement. In such event, the Backup Servicer or such other successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to a Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the Backup Servicer or such other successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon request of the Controlling Note Purchaser or the Trustee, but at the expense of the outgoing Servicer, deliver to the Backup Servicer or such other successor Servicer all documents and records relating to the Lockbox Agreements and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient assignment of the Lockbox Agreements to the Backup Servicer or such other successor Servicer. In the event that the Controlling Note Purchaser shall elect to change the identity of the Lockbox Bank, the Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Controlling Note Purchaser, to the Trustee or a successor Lockbox Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the Lockbox arrangements.

          (e) On each Business Day, pursuant to the Lockbox Agreements, the Lockbox Processor will transfer any payments from Obligors received in the Post-Office Boxes to the applicable Lockbox Account. Within two (2) Business Days of receipt of funds into a Lockbox Account, the Servicer shall cause the Lockbox Bank to transfer cleared funds from such Lockbox Account to the Collection Account. In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables) and all Net Liquidation Proceeds no later than two (2) Business Days following receipt directly (without deposit into any intervening account) into the related Lockbox Account or the Collection Account. The Servicer shall not commingle its assets and funds with those on deposit in the Lockbox Accounts.

     SECTION 4.3. REALIZATION UPON RECEIVABLES. On behalf of the Purchaser, the Trustee, the Note Purchasers and the Noteholders, the Servicer shall use its best efforts, consistent with the servicing procedures set forth herein, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an Obligor has failed to make more than 90% of a Scheduled Receivable Payment thereon in excess of $10 for 120 days or more; PROVIDED, HOWEVER, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in Section 4.2, which may include reasonable efforts to realize upon any recourse to Dealers or Consumer Lenders (if such Consumer Lender is not the Seller) and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion exercised in good faith that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses.

     SECTION 4.4. INSURANCE.

          (a) The Servicer, in accordance with the servicing procedures and standards set forth herein, shall require that (i) each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to maintain such physical loss and damage insurance naming the Seller and its successors and assigns as an additional insured, (ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming the Seller as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract (each, a "RECEIVABLES INSURANCE POLICY").

          (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any Receivables Insurance Policy which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Purchaser, the Note Purchasers and the Noteholders, shall take such reasonable action as shall be necessary to permit recovery under each Receivables Insurance Policy. Any amounts collected by the Servicer under any Receivables Insurance Policy, including, without limitation, proceeds thereof, shall be deposited in the Collection Account within two (2) Business Days of receipt.

     SECTION 4.5. MAINTENANCE OF SECURITY INTERESTS IN VEHICLES.

     (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Purchaser, the Note Purchasers and the Noteholders as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including but not limited to obtaining the authorization or execution by the Obligors and the recording, registering, filing, re-recording, re-registering and re-filing of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect or continue the perfection of such security interest on behalf of the Purchaser and Trustee for the benefit of the Noteholders and Note Purchasers as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Purchaser, and the pledge thereof by the Purchaser to the Trustee for the benefit of the Noteholders and Note Purchasers is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trustee for the benefit of the Noteholders and the Note Purchasers, each of the Trustee and the Seller hereby agrees that the designation of the Seller or TFC, as applicable, as the secured party on the certificate of title is in respect of the Seller's capacity as Servicer and TFC's capacity as subservicer, as applicable, as agent of the Trustee for the benefit of the Noteholders and the Note Purchasers.

     (b) Upon the occurrence and continuance of a Servicer Termination Event, the Trustee and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Trustee, which opinion shall be an expense of the Servicer and shall not be an expense of the Trustee, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Noteholders and the Note Purchasers by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Trustee, which opinion shall be an expense of the Servicer and shall not be an expense of the Trustee, be necessary or prudent.

     (c) The Seller hereby agrees to pay all expenses related to such perfection or re-perfection in accordance with clauses (a) and (b) above and to take all action necessary therefor. In addition, the Controlling Note Purchaser or the Trustee may instruct the Servicer to take or cause to be taken, and the Servicer shall take or cause to be taken, such action as may, in the judgment of the Trustee or the Note Purchaser, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Receivables in the name of the Trustee on behalf of the Noteholders and the Note Purchasers, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the judgment of the Trustee or the Controlling Note Purchaser, be necessary or prudent; PROVIDED, HOWEVER, that if the Controlling Note Purchaser or the Trustee requests that the title documents be amended prior to the occurrence of a Servicer Termination Event, the Servicer shall carry out such action only to the extent that the out-of-pocket expenses of the Servicer shall be reimbursed by the Note Purchasers or the Noteholders, respectively, on a PRO RATA basis (based upon the applicable outstanding Invested Amounts).

     SECTION 4.6. ADDITIONAL COVENANTS OF SERVICER.

          (a) The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession or other liquidation of the Financed Vehicle, nor shall the Servicer impair the rights of any Noteholder, any Note Purchaser or the Trustee in such Receivables, nor shall the Servicer amend or otherwise modify a Receivable, except as permitted in accordance with SECTION 4.2.

          (b) The Servicer shall obtain and/or maintain all necessary licenses, approvals, authorizations, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution, delivery and performance of this Agreement and the other Basic Documents.

          (c) The Servicer shall not make any material changes to its collection policies unless the Controlling Note Purchaser expressly consents in writing prior to such changes (which consent shall not be unreasonably withheld).

          (d) The Servicer shall provide written notice to the Noteholders and the Note Purchasers of any default, event of default, trigger event or servicer termination event under any other warehouse financing facility or securitization that has occurred and which default, event of default, trigger event or servicer termination shall not have been waived or otherwise cured within the applicable cure period.

          (e) The Servicer shall reimburse each Note Purchaser and each Noteholder for any and all fees or expenses that such Note Purchaser or such Noteholder, as applicable, pay to a bank arising out of a return of payments from the Purchaser or the Seller deposited for collection by or for the benefit of such Note Purchaser or such Noteholder, as applicable.

          (f) The Servicer will not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any lien, security interest, charge, pledge, equity, encumbrance or restriction on transferability of the Receivables and the Other Conveyed Property except (x) for the lien in favor of the Trustee for the benefit of the Noteholders and the Note Purchasers and the restrictions on transferability imposed by this Agreement or any other Basic Document or (y) with respect to any portion of the Receivables and the Other Conveyed Property released in a manner permitted by the Basic Documents from the lien in favor of the Trustee for the benefit of the Noteholders and the Note Purchasers, or (ii) sign or file under the UCC of any jurisdiction any financing statement which names the Seller, the Servicer or the Purchaser as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables and Other Conveyed Property, except in each case any such instrument solely securing the rights and preserving the lien of the Trustee for the benefit of the Noteholders and the Note Purchasers.

     SECTION 4.7. PURCHASE OF RECEIVABLES UPON BREACH OF COVENANT. Upon discovery by any of the Servicer, the Purchaser, the Trustee, any Note Purchaser or any Noteholder of a breach of any of the covenants of the Servicer set forth in SECTION 4.2(a), 4.4, 4.5 or 4.6, the party discovering such breach shall give prompt written notice to the others; PROVIDED, HOWEVER, that the failure to give any such notice shall not affect any obligation of the Servicer under this
SECTION 4.7. Unless the breach shall have been cured by the last day of the next Accrual Period following such discovery, the Servicer shall purchase any Receivable materially and adversely affected by such breach. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount for such Receivable in the manner specified in SECTION 5.6. The sole remedy of the Trustee, the Purchaser, the Note Purchasers or the Noteholders hereunder with respect to a breach of SECTION 4.2(a), 4.4, 4.5 or 4.6 shall be to require the Servicer to repurchase Receivables pursuant to this SECTION 4.7; PROVIDED, HOWEVER, that the Servicer shall indemnify the Trustee, the Backup Servicer, the Purchaser, the Note Purchasers and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

     SECTION 4.8. SERVICING FEE. The "SERVICING FEE" for each Settlement Date shall be equal to the product of one-twelfth times the Servicing Fee Percentage times the average of the Aggregate Principal Balance of the Eligible Receivables on the first day of the related Accrual Period and on the last day of such Accrual Period. The Servicing Fee shall also include all late fees, prepayment charges including, in the case of a Rule of 78's Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the Principal Balance of such Rule of 78's Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78's", and other administrative fees or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables. If the Backup Servicer becomes the successor Servicer, the "Servicing Fee" payable to the Backup Servicer as successor Servicer shall be determined in accordance with the Servicing Assumption Agreement.

     SECTION 4.9. SERVICER'S CERTIFICATE. No later than 12:00 noon New York City time on each Determination Date, the Servicer shall deliver (in computer-readable format reasonably acceptable to each such Person) to the Trustee, each Note Purchaser, the Backup Servicer and the Purchaser, a certificate substantially in the form of EXHIBIT A hereto (a "SERVICER'S CERTIFICATE") containing among other things, (i) all information necessary to enable the Trustee to make the distributions required by SECTION 5.7, (ii) all information necessary for the Trustee to send statements to the Noteholders and the Note Purchasers pursuant to SECTION 5.8(B) and 5.9, (iii) a listing of all Purchased Receivables purchased as of the related Accounting Date, identifying the Receivables so purchased, (iv) the calculation of the Class A Borrowing Base (including the CPS Borrowing Base and the TFC Borrowing Base) and the Class B Borrowing Base, in each case as of the last day of the related Accrual Period and (v) all information necessary to enable the Backup Servicer to verify the information specified in SECTION 4.14(B) and to complete the accounting required by SECTION 5.9. In addition to the information set forth in the preceding sentence, each Servicer's Certificate shall also contain the following information: (a) whether a Servicer Termination Event or any other Funding Termination Event has occurred; (b) the Servicer Delinquency Ratio as of the end of the Related Accrual Period; (c) the Servicer Loss Ratio as of such Determination Date; (d) so long as the Servicer is CPS, a certification that the Servicer is in compliance with the financial covenants contained in Sections 10.1(i), (j), (k) and (l) of this Agreement; and (e) such other information reasonably requested by any Note Purchaser or any Noteholder. The Servicer shall deliver to the Trustee, the Noteholders, the Note Purchasers, the Backup Servicer and the Purchaser a hard copy (which may be a facsimile) of any such Servicer's Certificate upon request of such Person.

     SECTION 4.10. ANNUAL STATEMENT AS TO COMPLIANCE, NOTICE OF SERVICER TERMINATION EVENT.

          (a) The Servicer shall deliver to the Purchaser, to the Trustee, the Note Purchasers and to the Noteholders and the Backup Servicer, on or before February 28 of each year beginning February 28, 2007 (in the case of the Class A Note Purchaser and the Class A Noteholders) or February 28, 2008 (in the case of each Class B Note Purchaser and the Class B Noteholders), an Officer's Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or in the case of the first such certificate for the Class B Note Purchasers and the Class B Noteholders, the period from the initial Cutoff Date for the first Class B Funding Date to December 31, 2007) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or, in the case of the first such certificate, such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (b) The Servicer shall deliver to the Trustee, the Noteholders, the Note Purchasers and the Backup Servicer, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under SECTION 10.1.

     SECTION 4.11. INDEPENDENT ACCOUNTANTS' REPORTS. The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer or to the Purchaser, to deliver to the Trustee, the Backup Servicer, the Note

Purchasers and the Noteholders, on or before March 31 of each year beginning March 31, 2007, a report dated as of December 31 of the preceding year in form and substance reasonably acceptable to the Note Purchasers (the "ACCOUNTANTS' REPORT") and reviewing the Servicer's activities during the preceding 12-month period, addressed to the Board of Directors of the Servicer, to the Trustee, the Backup Servicer, the Note Purchasers and the Noteholders, to the effect that such firm has examined the financial statements of the Servicer and issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "PROGRAM"), to the extent the procedure in the Program are applicable to the servicing obligations set forth in this Agreement; (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile and light truck installment sale contracts and promissory notes and security agreements; and (4) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of two randomly selected Servicer's Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer's Certificates were found; and (3) the delinquency and loss information relating to the Receivables and the stated amount of Liquidated Receivables, if any, contained in the Servicer's Certificates were found to be accurate. In the event such firm requires the Trustee and/or the Backup Servicer to agree to the procedures performed by such firm, the Servicer shall direct the Trustee and/or the Backup Servicer, as applicable, in writing to so agree; it being understood and agreed that the Trustee and/or the Backup Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and neither the Trustee nor the Backup Servicer makes any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. The Report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     SECTION 4.12. INDEPENDENT ACCOUNTANTS' REVIEW OF RECEIVABLE FILES. Commencing on March 31, 2007 and, thereafter on each June 30, September 30, December 31 and March 31 (or, with respect to each such date, upon the date of the closing of Seller's next occurring "CPS Auto Receivables Trust" (or similar) term securitization transaction, provided that such review is not made more than 120 days after the immediately preceding review) prior to the Class A Final Scheduled Settlement Date, to the extent that the Class A Invested Amount on any day in the calendar quarter then ending was greater than $25 million (or such other dates as the Controlling Note Purchaser may determine in its reasonable discretion from time to time by prior written notice to the Seller, the Servicer and the Trustee), the Seller at its own expense shall cause Independent Accountants reasonably acceptable to the Controlling Note Purchaser to conduct a post-funding review of the Seller's compliance with its stated underwriting policies and verify certain characteristics of the Receivables as of each Funding Date. The Independent Accountants shall within ten Business Days complete such physical inspection and limited review and execute and deliver to Seller, the Servicer, the Trustee, each Note Purchaser and each Noteholder a report summarizing the findings, which report shall be delivered in any case within 120 days of the previous report delivered in accordance with this Section
4.12. If such review reveals, in the Controlling Note Purchaser's reasonable opinion, an unsatisfactory number of exceptions, the Controlling Note Purchaser, in its reasonable discretion, may require a full review of a larger sample of the Receivables by the Independent Accountants at the expense of the Seller.

     SECTION 4.13. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES. The Servicer shall provide to representatives of the Trustee, the Backup Servicer, each Note Purchaser and each Noteholder reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     SECTION 4.14. VERIFICATION OF SERVICER'S CERTIFICATE.

          (a) Concurrently with the delivery by the Servicer of the Servicer's Certificate each month, the Servicer will deliver to the Trustee and the Backup Servicer and each Note Purchaser a computer diskette (or other electronic transmission) in a format acceptable to the Trustee and the

     Backup Servicer containing information with respect to the Receivables as of the close of business on the last day of the preceding Accrual Period which information is necessary for preparation of the Servicer's Certificate. The Backup Servicer shall use such computer diskette (or other electronic transmission) to verify certain information specified in SECTION 4.14(b) contained in the Servicer's Certificate delivered by the Servicer, and the Backup Servicer shall notify the Servicer, the Note Purchasers and the Noteholders of any discrepancies on or before the second Business Day following the Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies by the related Settlement Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions pursuant to clauses (i) through (xi) of Section 5.7(a) hereof and clauses (i) through
     (iii) of Section 5.7(b) hereof, in each case with respect to the related Settlement Date. No payments shall be made to the Deposit Account pursuant to clause (xii) of Section 5.7(a) hereof or clause (iv) of Section 5.7(b) hereof, in each case until any discrepancies shall have been reconciled. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Settlement Date, the Backup Servicer shall notify the Note Purchasers and the Noteholders of such discrepancy in writing and the Servicer shall cause a firm of Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth day of the following calendar month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

          (b) The Backup Servicer shall review each Servicer's Certificate delivered pursuant to Section 4.14(a) and shall:

          (i) confirm that such Servicer's Certificate is complete on its face;

          (ii) load the computer diskette (which shall be in a format acceptable to the Backup Servicer) received from the Servicer pursuant to SECTION 4.14(A) hereof, confirm that such computer diskette is in a readable form and calculate and confirm the Aggregate Principal Balance of the Receivables for the most recent Settlement Date; and

          (iii) confirm that the Available Funds, the Class B Available Funds, the Class A Noteholder's Principal Distributable Amount, the Class A Noteholder's Interest Distributable Amount, the Class B Noteholder's Principal Distributable Amount, the Class B Noteholder's Interest Distributable Amount, the Servicing Fee, the Backup Servicing Fee, the Trustee Fee, the Servicer Delinquency Ratio and the Servicer Loss Ratio in the Servicer's Certificate are accurate based solely on the recalculation of the Servicer's Certificate.

          (c) Within 30 days of the effective date of any renewal of the Term of the Class A Commitment pursuant to Section 2.05 of the Class A Note Purchase Agreement, the Backup Servicer will cause an affiliate of the Backup Servicer to data map to its servicing system all servicing/loan file information, including all relevant borrower contact information such as address and phone numbers as well as loan balance and payment information, including comment histories and collection notes. On or before the fifth calendar day of each month, the Servicer will provide to an affiliate of the Backup Servicer and to each Note Purchaser an electronic transmission of all servicing/loan information, including all relevant borrower contact information such as address and phone numbers as well as loan balance and payment information, including comment histories and collection notes, and the Backup Servicer will cause such affiliate to review each file to ensure that it is in readable form and verify that the data balances conform to the trial balance reports received from the Servicer. Additionally, the Backup Servicer shall cause such affiliate to store each such file.

     SECTION 4.15. RETENTION AND TERMINATION OF SERVICER. The Servicer hereby covenants and agrees to act as such under this Agreement for monthly terms commencing on the Class A Closing Date, with the most recent of such terms commencing as of the date hereof and ending on February 28, 2007, which term may be extended by the Controlling Note Purchaser for successive monthly terms pursuant to written instructions delivered by the Controlling Note Purchaser to the Servicer and the Trustee (or, at the discretion of the Controlling Note Purchaser exercised pursuant to revocable written standing instructions from time to time to the Servicer and the Trustee, for any specified number of terms greater than one), until such time as the Notes, all other Secured Obligations and any and all other amounts due and payable to the Note Purchasers and the Noteholders pursuant to the Basic Documents have been paid in full (each such notice, including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive terms for so long as such instructions are in effect, a "SERVICER EXTENSION NOTICE"). The Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice or other extension of its term as Servicer, the Servicer shall become bound, for the duration of the term covered by such Servicer Extension Notice or for the monthly term, as applicable, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. The Trustee agrees that if as of the Business Day succeeding the Settlement Date occurring during any term of the Servicer, the Trustee shall not have received any Servicer Extension Notice as of such date, the Trustee shall, within five days thereafter, give written notice of such non-receipt to each Note Purchaser and the Servicer and the Servicer's term shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term. The Controlling Note Purchaser shall have no liability to the other Note Purchasers or the Noteholders arising out of or relating to any renewal or non-renewal of the term of the Servicer pursuant to this Section 4.15.

     SECTION 4.16. ERRORS AND OMISSIONS POLICY AND FIDELITY BOND. The Servicer shall maintain an errors and omissions insurance policy and a fidelity bond in such form and amount as is customary for comparable servicers engaged in the business of servicing motor vehicle receivables.

     SECTION 4.17. SUBSERVICING ARRANGEMENTS. The Servicer may arrange for the subservicing of all or any portion of the Receivables by a subservicer; provided, however, that such subservicing arrangement must provide for the servicing of such Receivables in a manner consistent with the servicing arrangements contemplated hereunder; provided, further, that any such subservicing arrangement with a Person that is not an Affiliate of CPS shall require the prior written consent of the Controlling Note Purchaser and prior written notice to the Class B Note Purchasers. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Receivables include actions taken or to be taken by a subservicer on behalf of the Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and liable to the Purchaser, the Trustee, the Backup Servicer, the Note Purchasers and the Noteholders for the servicing and administration of the Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. All actions of each subservicer performed pursuant to a subservicing arrangement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer. The subservicer under each subservicing arrangement shall be engaged by the Servicer upon terms consistent with the engagement of the Servicer hereunder. Each subservicer shall be simultaneously terminated in the event that the Servicer is terminated hereunder. In addition, if a subservicing arrangement relates to TFC Managed Receivables, the related subservicer may be terminated by the Controlling Note Purchaser upon the occurrence of a TFC Funding Termination Event. The fees paid by the Servicer to the related subservicer under each subservicing arrangement shall not exceed the Servicing Fees paid to the Servicer hereunder.

                                   ARTICLE V
                                   ---------

             ACCOUNTS; DISTRIBUTIONS; STATEMENTS TO THE NOTEHOLDERS
             ------------------------------------------------------

     SECTION 5.1. ESTABLISHMENT OF PLEDGED ACCOUNTS.

          (a) The Trustee, on behalf of the Noteholders and the Note Purchasers, shall establish and maintain in its own name an Eligible Account (the "COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Noteholders and the Note Purchasers. The Collection Account shall initially be established with the Trustee.

          (b) The Trustee, on behalf of the Noteholders and the Note Purchasers, shall establish and maintain in its own name an Eligible Account (the "NOTE DISTRIBUTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Noteholders and the Note Purchasers. The Note Distribution Account shall initially be established with the Trustee.

          (c) The Trustee, on behalf of the Noteholders and the Note Purchasers, shall maintain in its own name an Eligible Account (the "PRINCIPAL FUNDING ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Noteholders and the Note Purchasers. The Principal Funding Account shall initially be established with the Trustee.

          (d) Funds on deposit in the Collection Account, the Note Distribution Account and the Principal Funding Account (collectively, the "PLEDGED ACCOUNTS") shall be invested by the Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer or, after the resignation or termination of CPS as Servicer, by the Controlling Note Purchaser (pursuant to standing instructions or otherwise) or, with respect to Eligible Investments related solely to the Class B Available Funds, the Class B Note Purchasers. All such Eligible Investments shall be held by or on behalf of the Trustee for the benefit of the applicable Noteholders and the applicable Note Purchasers. Other than as permitted by the Controlling Note Purchaser, funds on deposit in any Pledged Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Settlement Date. Funds deposited in a Pledged Account on the day immediately preceding a Settlement Date upon the maturity of any Eligible Investments are not required to be invested overnight. All Eligible Investments will be held to maturity. Notwithstanding anything herein to the contrary, none of the Class A Note Purchaser or the Class A Noteholders shall have any right, title or interest in, or any right to direct the Trustee with respect to, any Class B Available Funds (or Eligible Investments or Investment Earnings related thereto) on deposit from time to time in the Pledged Accounts.

          (e) All investment earnings of moneys deposited in the Pledged Accounts shall be deposited (or caused to be deposited) by the Trustee in the Collection Account for distribution pursuant to SECTION 5.7(a) and, with respect to Investment Earnings related solely to the Class B Available Funds, SECTION 5.7(b), as applicable, and any loss resulting from such investments shall be charged to such account. The Servicer will not direct the Trustee to make any investment of any funds held in any of the Pledged Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trustee to make any such investment, if requested by the Trustee, the Servicer shall deliver to the Trustee an Opinion of Counsel, acceptable to the Trustee, to such effect.

          (f) The Trustee shall not in any way be held liable by reason of any insufficiency in any of the Pledged Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (g) If (i) the Servicer or the Controlling Note Purchaser or, solely with respect to the Class B Available Funds, the Class B Note Purchasers, as applicable, shall have failed to give investment directions for any funds on deposit in the Pledged Accounts to the Trustee by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Purchaser and Trustee) on any Business Day; or (ii) an Event of Default shall have occurred and be continuing under the Indenture but the Notes shall not have been declared due and payable, or, if the Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Receivables and the Other Conveyed Property are being applied as if there had not been such a declaration; then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Pledged Accounts in an Eligible Investment described in PARAGRAPH (a) OR
     (f) of the definition thereof.

          (h) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Pledged Accounts and in all proceeds thereof (including all Investment Earnings on the Pledged Accounts) and all such funds, investments, proceeds and income shall be part of the Other Conveyed Property and the Collateral, except that any such funds, investments, proceeds and income that relate to the Class B Available Funds shall be solely part of the Additional Class B Collateral. Except as otherwise provided herein, the Pledged Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders and the Note Purchasers; provided, however, that none of the Class A Note Purchaser or the Class A Noteholders shall have any right, title or interest in any Class B Available Funds (or Eligible Investments or Investment Earnings related thereto) on deposit from time to time in the Pledged Accounts. If at any time any of the Pledged Accounts ceases to be an Eligible Account, the Trustee with the consent of the Controlling Note Purchaser shall within five Business Days establish a new Pledged Account as an Eligible Account and shall transfer any cash and/or any investments from the Pledged Account that is no longer an Eligible Account to such new Pledged Account. The Trustee shall promptly notify the Servicer, each Note Purchaser and each Noteholder of any change in the location of any of the aforementioned accounts. In connection with the foregoing, the Trustee agrees that, in the event that any of the Pledged Accounts are not accounts with the Trustee, the Trustee shall notify the Servicer, each Note Purchaser and each Noteholder in writing promptly upon any of such Pledged Accounts ceasing to be an Eligible Account.

          (i) Notwithstanding anything to the contrary herein or in any other document relating to a Trust Account, the "securities intermediary's jurisdiction" (within the meaning of Section 8-110 of the UCC) or the "bank's jurisdiction" (with the meaning of 9-304 of the UCC) as applicable, with respect to each Pledged Account shall be the State of New York.

     (j) With respect to the Pledged Account Property, the Trustee agrees that:

               (i) any Pledged Account Property that is held in deposit accounts shall be held solely in an Eligible Account; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Trustee and the Trustee shall have sole signature authority with respect thereto;

               (ii) any Pledged Account Property shall be delivered to the Trustee in accordance with the definition of "DELIVERY";

               (iii) except as provided in clause (iv) below, the Servicer shall have the power, revocable by the Controlling Note Purchaser, to instruct the Trustee to make withdrawals and payments from the Pledged Accounts for the purpose of permitting the Servicer and the Trustee to carry out their respective duties hereunder; and

               (iv) the Servicer shall have the power, revocable by the Class B Note Purchasers, to instruct the Trustee to make withdrawals and payments of Class B Available Funds from the Pledged Accounts for the purpose of permitting the Servicer and the Trustee to carry out their respective duties hereunder.

     SECTION 5.2. ESTABLISHMENT OF DEPOSIT ACCOUNT

     The Trustee shall establish and maintain the Deposit Account in the name of CPS. The Deposit Account shall be established with the Trustee as the Deposit Account Bank (as defined in the Account Control Agreement) and governed and maintained in accordance with the provisions of the Account Control Agreement. All distributions made by the Issuer, the Purchaser, the Seller or the Servicer to CPS in respect of CPS's equity interest in the Issuer shall be deposited directly into the Deposit Account. Amounts on deposit in the Deposit Account shall be invested by the Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by CPS (pursuant to standing instructions or otherwise). All investment earnings of moneys deposited in the Deposit Account shall be held in the Deposit Account until withdrawn by CPS (unless otherwise provided pursuant to Section 2 of the Account Control Agreement) or, upon foreclosure, the party entitled thereto pursuant to the Account Control Agreement, and any loss resulting from such investments shall be charged to the Deposit Account.

     SECTION 5.3. CERTAIN REIMBURSEMENTS TO THE SERVICER. The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to an Accrual Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Settlement Date pursuant to SECTION 5.7(A)(II) upon certification by the Servicer of such amounts prior to such Settlement Date and the provision of such information to the Trustee and the Note Purchasers prior to such Settlement Date as may be necessary in the opinion of the Controlling Note Purchaser to verify the accuracy of such certification; provided, however, that the Servicer must provide such certification within three months of it becoming aware of such mistaken deposit, posting or returned check. In the event that the Controlling Note Purchaser has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section prior to such Settlement Date, the Controlling Note Purchaser shall give the Trustee notice to such effect, following receipt of which the Trustee shall not make a distribution to the Servicer in respect of such amount pursuant to SECTION 5.7, or if prior thereto the Servicer has been reimbursed pursuant to SECTION 5.7, the Trustee shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Settlement Date.

     SECTION 5.4. APPLICATION OF COLLECTIONS. All collections for each Accrual Period shall be applied by the Servicer as follows:

     With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied, in the case of a Rule of 78's Receivable, first, to the Scheduled Receivable Payment of such Rule of 78's Receivable and, second, to any late fees accrued with respect to such Rule of 78's Receivable and, in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method.

     SECTION 5.5. [RESERVED].

     SECTION 5.6. DEPOSITS INTO THE COLLECTION ACCOUNT. The Servicer, the Issuer, the Purchaser or the Seller, as the case may be, shall each deposit or cause to be deposited in the Collection Account (i) the Available Funds and the Class B Available Funds, and (ii) any amounts due the Trustee, any Noteholder, any Note Purchaser, the Backup Servicer, the Purchaser (in each case, to the extent not paid directly thereto) in respect of any indemnification obligation of the Servicer, the Issuer, the Purchaser or the Seller under the Basic Documents.

     SECTION 5.7. DISTRIBUTIONS.

          (a) On each Settlement Date prior to the acceleration of the Notes following an Event of Default, the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date) shall make the following distributions (without duplication) in the following order of priority from the Available Funds on deposit in the Collection Account:

               (i) to the Backup Servicer and the Trustee, as applicable, pro rata, in respect of the Backup Servicing Fee (so long as the Backup Servicer is not acting as successor Servicer), the Trustee Fee, reasonable expenses incurred in connection with transitioning the servicing to the Backup Servicer and all other reasonable out-of-pocket expenses thereof (including counsel fees and expenses) and all unpaid Backup Servicing Fees (so long as the Backup Servicer is not acting as successor Servicer), Trustee Fees, reasonable expenses incurred in connection with transitioning the servicing to the Backup Servicer and all other reasonable out-of-pocket expenses (including counsel fees and expenses) from prior Accrual Periods; PROVIDED, HOWEVER, that expenses payable to each of the Backup Servicer and Trustee pursuant to this clause (i), excluding amounts paid to the Backup Servicer in respect of transition expenses, shall be limited to a total of $25,000 per annum (calculated from July 1, 2006 to June 30, 2007, and each succeeding 364-day period to the extent the Term of the Class A Notes is extended pursuant to the Class A Note Purchase Agreement); PROVIDED, FURTHER, that the amount of transition expenses distributed to the Backup Servicer during the term of this Agreement pursuant to this clause (i) shall in no case exceed $50,000 in the aggregate;

               (ii) to the Servicer in respect of the Servicing Fee and all unpaid Servicing Fees from prior Accrual Periods and all reimbursements to which the Servicer is entitled pursuant to SECTION
          5.3 and an amount, not to exceed $35,000 per annum, for payment to the taxing authority of the State of Texas on behalf of the Issuer for any Texas franchise or similar tax due and owing by the Issuer (or with respect to the Receivables) and not timely paid by the Servicer in accordance with Section 9.1(m);

               (iii) to the Note Distribution Account, the Class A Noteholders' Interest Distributable Amount for such Accrual Period and the Class A Unused Facility Fee for such Settlement Date;

               (iv) to the Note Distribution Account, the Class A Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class A Margin Call) for such Settlement Date;

               (v) to the Note Distribution Account, any and all other fees, expenses, indemnity payments (to the extent not paid directly) and all other amounts owing to the Class A Note Purchaser and/or any Class A Noteholder under the Basic Documents;

               (vi) to the Note Distribution Account, the Class B Noteholders' Interest Distributable Amount for such Accrual Period;

               (vii) to the Note Distribution Account, the Class B Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class B Margin Call) for such Settlement Date;

               (viii) to the Servicer for payment to the taxing authority of the State of Texas on behalf of the Issuer for any Texas franchise or similar tax due and owing by the Issuer (or with respect to the Receivables), the amount, if any, to be paid to such taxing authority after giving effect to the distribution pursuant to clause (ii) above and not timely paid by the Servicer in accordance with Section 9.1(m);

               (ix) to any successor Servicer, its servicing fees in excess of the Servicing Fee and, to the extent not previously paid by the predecessor Servicer pursuant to this Agreement, reasonable transition expenses (up to a maximum of $50,000 in the aggregate over the term of this Agreement) incurred in becoming the successor Servicer;

               (x) to the Backup Servicer and the Trustee, as applicable, pro rata, in respect of reasonable out-of-pocket expenses thereof (including counsel fees and expenses) and reasonable out-of-pocket expenses (including counsel fees and expenses) from prior Accrual Periods to the extent not paid thereto pursuant to SECTION 5.7(A)(I) above;

               (xi) to the Note Distribution Account, the Class B Commitment Fee and all other fees, expenses, indemnity payments (to the extent not paid directly) and all other amounts owing to a Class B Note Purchaser and/or any Class B Noteholder under the Basic Documents and a Class B note purchaser and/or any Class B noteholder under the Bear Basic Documents (including without limitation, all Bear Secured Obligations); and

               (xii) to the Deposit Account, the remaining amount, if any; provided that no amounts shall be paid to the Issuer pursuant to this priority (xii) until any amounts owed to any Noteholder and any Note Purchaser pursuant to the Basic Documents and any Class B noteholder and any Class B note purchaser under the Bear Basic Documents have been paid in full and any discrepancies in the Servicer's Certificate shall have been reconciled pursuant to Section 4.14(a) hereof.

          (b) On each Settlement Date prior to the acceleration of the Notes following an Event of Default, the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date) shall make the following distributions (without duplication) in the following order of priority from the Class B Available Funds on deposit in the Collection Account:

               (i) to the Note Distribution Account, the Class B Noteholders' Interest Distributable Amount for such Accrual Period, to the extent not previously distributed pursuant to Section 5.7(a)(vi);

               (ii) to the Note Distribution Account, the Class B Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class B Margin Call) for such Settlement Date, to the extent not previously distributed pursuant to
          Section 5.7(a)(vii);

               (iii) to the Note Distribution Account, the Class B Commitment Fee and all other fees, expenses, indemnity payments (to the extent not paid directly) and all other amounts owing to a Class B Note Purchaser and/or any Class B Noteholder under the Basic Documents and a Class B note purchaser and/or any Class B noteholder under the Bear Basic Documents (including without limitation, all Bear Secured Obligations), to the extent not previously distributed pursuant to
          Section 5.7(a)(xi); and

               (iv) to the Deposit Account, any remaining amounts; provided that no amounts shall be paid to the Issuer pursuant to this priority (iv) until any amounts owed to any Class B Noteholder and any Class B Note Purchaser pursuant to the Basic Documents and any Class B noteholder and any Class B note purchaser under the Bear Basic Documents have been paid in full and any discrepancies in the Servicer's Certificate shall have been reconciled pursuant to Section 4.14(a) hereof.

          (c) Following an acceleration of the Notes after an Event of Default, any money or property that the Trustee collects pursuant to Article V of the Indenture shall be paid pursuant to Section 5.6(a) of the Indenture; provided, however, that Available Funds and Class B Available Funds shall be applied in the order of priority specified in SECTION 5.7(a) and SECTION 5.7(b) above, respectively.

          (d) In the event that the Collection Account is maintained with an institution other than the Trustee, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to SECTIONS 5.7(a) and 5.7(b) on the related Settlement Date.

     SECTION 5.8. NOTE DISTRIBUTION ACCOUNT.

          (a) On each Settlement Date (based solely on the information contained in the Servicer's Certificate), the Trustee shall distribute all Available Funds on deposit in the Note Distribution Account to the Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest, and to the Note Purchasers and the Noteholders in respect of other amounts due and owing under the Basic Documents (and the Class B note purchasers and the Class B noteholders in respect of amounts due and owing under the Bear Basic Documents, as applicable), in the following amounts and in the following order of priority (without duplication):

               (i) to the Class A Noteholders, the Class A Noteholders' Interest Distributable Amount and the Class A Unused Facility Fee; PROVIDED that if there are not sufficient Available Funds in the Note Distribution Account to pay the entire Class A Noteholders' Interest Distributable Amount and Class A Unused Facility Fee then due on the Class A Notes, the amount in the Note Distribution Account shall be applied to the payment of such Class A Noteholders Interest Distributable Amount and the Class A Unused Facility Fee, pro rata, among the Holders of the Class A Notes;

               (ii) to the Class A Noteholders, in reduction of the Class A Invested Amount, the Class A Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class A Margin Call) to pay principal on the Class A Notes until the outstanding principal amount of the Class A Notes has been reduced to zero; PROVIDED that if there are not sufficient Available Funds remaining in the Note Distribution Account after application of clause (i) above to pay the entire Class A Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class A Margin Call) then due on the Class A Notes, the Available Funds remaining in the Note Distribution Account shall be applied to the payment of such Class A Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class A Margin Call), pro rata, among the Holders of the Class A Notes;

               (iii) sequentially, to the Class A Note Purchaser and the Class A Noteholders, in that order, any other amounts due the Class A Note Purchaser and the Class A Noteholders, respectively, pursuant to any of the Basic Documents; PROVIDED that if there are not sufficient Available Funds remaining in the Note Distribution Account after application of clauses (i) and (ii) above to pay all of the other amounts due to the Class A Note Purchaser and the Class A Noteholders, respectively, pursuant to the Basic Documents, the Available Funds remaining in the Note Distribution Account shall be applied to the payment of such other amounts first, to the Class A Note Purchaser, until the amounts due and owing to the Class A Note Purchaser have been reduced to zero, and thereafter, pro rata among the Holders of the Class A Notes;

               (iv) to the Class B Noteholders, the Class B Noteholders' Interest Distributable Amount; PROVIDED that if there are not sufficient Available Funds remaining in the Note Distribution Account after application of clauses (i) through (iii) above to pay the entire Class B Noteholders' Interest Distributable Amount then due on the Class B Notes, the Available Funds remaining in the Note Distribution Account shall be applied to the payment of such Class B Noteholders' Interest Distributable Amount pro rata among the Holders of the Class B Notes;

               (v) to the Class B Noteholders, in reduction of the Class B Invested Amount, the Class B Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class B Margin Call) to pay principal on the Class B Notes until the outstanding principal amount of the Class B Notes has been reduced to zero; PROVIDED that if there are not sufficient Available Funds remaining in the Note Distribution Account after application of clauses (i) through (iv) above to pay the entire Class B Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class B Margin Call) then due on the Class B Notes, the Available Funds remaining in the Note Distribution Account shall be applied to the payment of such Class B Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class B Margin
          Call) pro rata among the Holders of the Class B Notes;

               (vi) to each Class B Note Purchaser, its respective pro rata portion of the Class B Commitment Fee; PROVIDED that if there are not sufficient Available Funds remaining in the Note Distribution Account after application of clauses (i) through (v) above to pay the entire amount of the Class B Commitment Fee, the Available Funds remaining in the Note Distribution Account shall be applied to the payment of such Class B Commitment Fee pro rata among the Class B Note Purchasers; and

               (vii) sequentially, to each Class B Note Purchaser and the Class B Noteholders (or each Class B note purchaser and the Class B noteholders under the Bear Basic Documents, as applicable), in that order, any other amounts due each Class B Note Purchaser and the Class B Noteholders (or each Class B note purchaser and the Class B noteholders under the Bear Basic Documents, as applicable), respectively, pursuant to any of the Basic Documents and the Bear Basic Documents (including, without limitation, the Bear Secured Obligations); PROVIDED that if there are not sufficient Available Funds remaining in the Note Distribution Account after application of clauses (i) through (vi) above to pay all of the other amounts due to the Class B Note Purchaser and the Class B Noteholders (or each Class B note purchaser and the Class B noteholders under the Bear Basic Documents, as applicable), respectively, pursuant to the Basic Documents and the Bear Basic Documents, the Available Funds remaining in the Note Distribution Account shall be applied to the payment of such other amounts FIRST, pro rata to each Class B Note Purchaser, until the amounts due and owing to each Class B Note Purchaser have been reduced to zero, SECOND, pro rata among the Holders of the Class B Notes, until the amounts due and owing to each Class B Noteholder have been reduced to zero, THIRD, pro rata to each Class B note purchaser under the Bear Basic Documents until the amounts due and owing to each Class B note purchaser thereunder have been reduced to zero, and FOURTH, pro rata, among the Class B noteholders under the Bear Basic Documents, until the amounts due and outstanding thereunder have been reduced to zero.

          (b) On each Settlement Date (based solely on the information contained in the Servicer's Certificate), the Trustee shall distribute all Class B Available Funds on deposit in the Note Distribution Account to the Class B Noteholders in respect of the Class B Notes to the extent of amounts due and unpaid on the Class B Notes for principal and interest, and to the Class B Note Purchasers and the Class B Noteholders in respect of other amounts due and owing under the Basic Documents, and to the Class B note purchasers and the Class B noteholders in respect of other amounts due and owing under the Bear Basic Documents (including without limitation, the Bear Secured Obligations), in the following amounts and in the following order of priority (without duplication):

               (i) to the Class B Noteholders, the Class B Noteholders' Interest Distributable Amount, to the extent not distributed pursuant to Section 5.8(a)(iv); PROVIDED that if there are not sufficient Class B Available Funds in the Note Distribution Account to pay the entire Class B Noteholders' Interest Distributable Amount then due on the Class B Notes, the Class B Available Funds in the Note Distribution Account shall be applied to the payment of such Class B Noteholders' Interest Distributable Amount pro rata among the Holders of the Class B Notes;

               (ii) to the Class B Noteholders, in reduction of the Class B Invested Amount, the Class B Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class B Margin Call), to the extent not distributed pursuant to
          Section 5.8(a)(v), to pay principal on the Class B Notes until the outstanding principal amount of the Class B Notes has been reduced to zero; PROVIDED that if there are not sufficient Class B Available Funds remaining in the Note Distribution Account after application of clause (i) above to pay the entire Class B Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class B Margin Call) then due on the Class B Notes, the Class B Available Funds remaining in the Note Distribution Account shall be applied to the payment of such Class B Noteholders' Principal Distributable Amount (including without limitation that portion thereof arising out of any Class B Margin
          Call) pro rata among the Holders of the Class B Notes;

               (iii) to each Class B Note Purchaser, its respective pro rata portion of the Class B Commitment Fee, to the extent not distributed pursuant to Section 5.8(a)(vi); PROVIDED that if there are not sufficient Class B Available Funds remaining in the Note Distribution Account after application of clauses (i) and (ii) above to pay the entire amount of the Class B Commitment Fee, the Class B Available Funds remaining in the Note Distribution Account shall be applied to the payment of such Class B Commitment Fee pro rata among the Class B Note Purchasers; and

               (iv) sequentially, to each Class B Note Purchaser and the Class B Noteholders (or each Class B note purchaser and the Class B noteholders under the Bear Basic Documents, as applicable), in that order, any other amounts due each Class B Note Purchaser and the Class B Noteholders (or each Class B note purchaser and the Class B noteholders under the Bear Basic Documents, as applicable), respectively, pursuant to any of the Basic Documents and the Bear Basic Documents (including without limitation, the Bear Secured Obligations), to the extent not previously distributed pursuant to
          Section 5.8(a)(vii); PROVIDED that if there are not sufficient Class B Available Funds remaining in the Note Distribution Account after application of clauses (i) through (iii) above to pay all of the other amounts due to the Class B Note Purchaser and the Class B Noteholders (or each Class B note purchaser and the Class B noteholders under the Bear Basic Documents, as applicable), respectively, pursuant to the Basic Documents and the Bear Basic Documents, the Class B Available Funds remaining in the Note Distribution Account shall be applied to the payment of such other amounts FIRST, pro rata to each Class B Note Purchaser, until the amounts due and owing to each Class B Note Purchaser have been reduced to zero, SECOND, pro rata among the Holders of the Class B Notes, until the amounts due and owing to each Class B Noteholder have been reduced to zero, THIRD, pro rata to each Class B note purchaser under the Bear Basic Documents until the amounts due and owing to each Class B note purchaser thereunder have been reduced to zero, and FOURTH, pro rata, among the Class B noteholders under the Bear Basic Documents, until the amounts due and outstanding thereunder have been reduced to zero.

          (c) On each Settlement Date, the Trustee shall provide or make available electronically (or, upon written request, by first class mail or facsimile) to the Noteholders and the Note Purchasers the statement or statements provided to the Trustee by the Servicer pursuant to SECTION 5.9 hereof on such Settlement Date; PROVIDED HOWEVER, the Trustee shall have no obligation to provide such information described in this SECTION 5.8(B) until it has received the requisite information from the Servicer.

     SECTION 5.9. STATEMENTS TO NOTEHOLDERS. (a) On the Determination Date (in accordance with Section 4.9), the Servicer shall provide to the Trustee, the Note Purchasers and the Noteholders on the related Record Date a copy of the Servicer's Certificate setting forth at least the following information as to the Notes to the extent applicable in the form attached hereto as EXHIBIT A:

               (i) the amount of such distribution allocable to principal of each class of Notes;

               (ii) the amount of such distribution allocable to interest on or with respect to each class of Notes;

               (iii) the Aggregate Principal Balance as of the close of business on the last day of the preceding Accrual Period;

               (iv) the Class A Invested Amount and the Class B Invested Amount;

               (v) the amount of the Servicing Fee paid to the Servicer with respect to the related Accrual Period, and the amount of any unpaid Servicing Fees and the change in such amount from the prior Settlement Date;

               (vi) (A) the amount of each of the Backup Servicing Fee and the Trustee Fee paid to the Backup Servicer and the Trustee as applicable, with respect to the related Accrual Period, (B) the amount of any unpaid Backup Servicing Fees and Trustee Fees and the change in such amounts from the prior Settlement Date, (C) the amount of all expenses paid to the Trustee and the Backup Servicer, with respect to the related Accrual Period, and (D) the difference between the maximum per annum amount payable to the Trustee and Backup Servicer in respect of expenses (other than servicing transition expenses) as set forth in
          Section 5.7(a)(i) and the amount paid to the Backup Servicer and Trustee year-to-date (to and including the related Settlement Date) in respect of such expenses;

               (vii) the Class A Noteholders' Interest Carryover Shortfall, the Class A Noteholders' Principal Carryover Shortfall, the Class B Noteholders' Interest Carryover Shortfall, and the Class B Noteholders' Principal Carryover Shortfall, if any;

               (viii) the number of Receivables and the aggregate gross amount scheduled to be paid thereon, including unearned finance and other charges, for which the related Obligors are delinquent in making Scheduled Receivable Payments for (a) 31 to 45 days and (b) 46 days or more, in each case as of the last day of the related Accrual Period;

               (ix) the amount of aggregate Realized Losses, if any, for the related Accrual Period;

               (x) the number of, and the aggregate Purchase Amounts for, Receivables, if any, that were repurchased during the related Interest Period and summary information as to losses and delinquencies with respect to the Receivables as of the end of the related Accrual Period;

               (xi) the amount of any Texas Franchise Tax due and owing by the Issuer to the taxing authority of the State of Texas on or prior to the related Settlement Date or paid by the Servicer on behalf of the Issuer since the prior Settlement Date;

               (xii) the cumulative amount of Realized Losses from the initial Cutoff Date to the last day of the related Accrual Period; and

               (xiii) the Servicer Delinquency Ratio as of the end of the related Accrual Period and the Servicer Loss Ratio as of the related Determination Date.

          (b) Within 60 days after the end of each calendar year, commencing February 28, 2007, the Servicer shall deliver to the Trustee, and the Trustee shall, provided it has received the necessary information from the Servicer, promptly thereafter furnish to each Noteholder (a) a report (prepared by the Servicer) as to the aggregate of the amounts reported pursuant to subclauses (i), (ii), (v) and (vi) of Section 5.9(a) for such preceding calendar year, and (b) such information as may be reasonably requested by any Noteholder or required by the Code and regulations thereunder, to enable such Noteholder to prepare its Federal and State income tax returns. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to such Noteholder pursuant to any requirements of the Code.

          (c) The Trustee may make available to the Note Purchasers and the Noteholders via the Trustee's Internet Website, all statements described herein and, with the consent or at the direction of the Seller, such other information regarding the Notes and/or the Receivables as the Trustee may have in its possession, but only with the use of a password provided by the Trustee. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents accurately posted and will assume no responsibility therefor. The Trustee's Internet Website shall be initially located at WWW.CTSLINK.COM or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholders and the Note Purchasers. In connection with providing access to the Trustee's Internet Website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Agreement.

     SECTION 5.10. DIVIDEND OF INELIGIBLE RECEIVABLES. The Issuer may on the last day of the month in which any Receivables are sold into a securitization transaction distribute any Ineligible Receivables to the Seller as a dividend, free of the deemed security interest referred to in Section 2.2 hereof; PROVIDED THAT there is no Borrowing Base Deficiency immediately after such dividend.

                                   ARTICLE VI
                                   ----------

                                   [RESERVED]
                                   ----------

                                   ARTICLE VII
                                   -----------

                                  THE PURCHASER
                                  -------------

     SECTION 7.1. REPRESENTATIONS OF PURCHASER. The Purchaser makes the following representations on which the Noteholders shall be deemed to have relied in purchasing the Notes and the applicable Note Purchasers shall have been deemed to have relied in making each Advance. The representations speak as of the execution and delivery of this Agreement and as of each Funding Date, and shall survive the sale of the Receivables to the Purchaser and the pledge thereof to the Trustee for the benefit of the Note Purchasers and the Noteholders pursuant to the Indenture.

          (a) ORGANIZATION AND GOOD STANDING. The Purchaser has been duly formed and is validly existing as a limited liability company solely under the laws of the state of Delaware and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and pledge the Receivables and the Other Conveyed Property pledged to the Trustee for the benefit of the Note Purchasers and the Noteholders and to enter into and perform its other obligations under this Agreement and each other Basic Document to which it is a party.

          (b) DUE QUALIFICATION. The Purchaser is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including, without limitation, (i) the purchase of Receivables from CPS, (ii) the pledge of Collateral to the Trustee for the benefit of the Note Purchasers and the Noteholders pursuant to Granting Clause I of the Indenture, (iii) the pledge of the Pledged Subordinate Securities to the Trustee for the benefit of the Class B Note Purchasers and the Class B Noteholders pursuant to Granting Clause II of the Indenture, (iv) the pledge of the UBS Cross Collateral to the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents pursuant to Granting Clause III of the Indenture, and (v) the performance of its other obligations under this Agreement and each other Basic Document) shall require such qualifications.

          (c) POWER AND AUTHORITY. The Purchaser has the power (limited liability company and other) and authority, and has all material government licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted, to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out its terms and their terms, respectively; the Purchaser has full power and authority to pledge (x) the Collateral to be pledged to the Trustee for the benefit of the Note Purchasers and the Noteholders by it pursuant to Granting Clause I of the Indenture, (y) the Pledged Subordinate Securities to be pledged to the Trustee for the benefit of the Class B Note Purchasers and the Class B Noteholders by it pursuant to Granting Clause II of the Indenture, and (z) the UBS Cross Collateral to be pledged to the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents by it pursuant to Granting Clause III of the Indenture, and has duly authorized such pledges to the Trustee and the Bear Indenture Trustee, as applicable, for the benefit of the applicable Persons by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Basic Documents to which the Purchaser is a party have been duly authorized by the Purchaser by all necessary action.

          (d) VALID SALE. BINDING OBLIGATIONS. (A) This Agreement effects a valid sale of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller, (B) Granting Clause I of the Indenture constitutes a valid pledge of the Collateral which constitutes a first priority perfected security interest in the Collateral, subject to the terms and provisions of the Intercreditor Agreement, in favor of the Trustee for the benefit of the Noteholders and the Note Purchasers, (C) Granting Clause II of the Indenture constitutes a valid pledge of the Pledged Subordinate Securities which constitutes a first priority perfected security interest in the Pledged Subordinate Securities in favor of the Trustee for the benefit of the Class B Noteholders and the Class B Note Purchasers, and (D) Granting Clause III of the Indenture constitutes a valid pledge of the UBS Cross Collateral, subject to the terms and provisions of the Intercreditor Agreement, which constitutes a second priority perfected security interest in the UBS Cross Collateral (subject only to the Lien Granted pursuant to Granting Clause I of the Indenture) in favor of the Bear Indenture Trustee for the benefit of the Class B noteholders and the Class B note purchasers under the Bear Basic Documents, in each case enforceable against the Issuer and creditors of and purchasers from the Issuer, and this Agreement and the other Basic Documents to which the Purchaser is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Purchaser enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the Certificate of Formation or the LLC Agreement, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule, regulation, ordinance or directive of any Governmental Authority applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

          (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Purchaser's knowledge after due inquiry, threatened against the Purchaser, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties (A) asserting the invalidity of this Agreement, any class of Notes or any of the Basic Documents, (B) seeking to prevent the issuance of any class of Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or otherwise have a Material Adverse Effect or result in a Material Adverse Change in respect of the Receivables or the business, operations, financial condition, properties, assets or prospects of Purchaser, or (D) relating to the Purchaser, the Collateral, the Pledged Subordinate Securities or the UBS Cross Collateral and which might adversely affect the federal or State income, excise, franchise or similar tax attributes of the Notes.

          (g) NO CONSENTS. The Purchaser is not required to obtain the consent of any other Person and no consent, approval, authorization or order of or declaration or filing with any governmental authority is required for conduct of the Purchaser's business, the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Agreement and the other Basic Documents, except such as have been duly made or obtained or as may be required by the Basic Documents.

          (h) TAX RETURNS. The Purchaser has filed all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Purchaser in connection with consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Purchaser is a party and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Purchaser is a party have been paid or shall have been paid at or prior to the Closing Date and as of each Funding Date.

          (i) OTHER OBLIGATIONS. The Purchaser is not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any of the Basic Documents to which it is a party or in any other agreement or instrument to which it is a party or by which it is bound the result of which would have a Material Adverse Effect or result in a Material Adverse Change.

          (j) CHIEF EXECUTIVE OFFICE. The chief executive office of the Purchaser is at 16355 Laguna Canyon Road, Irvine, CA 92618.

          (k) CERTIFICATE, STATEMENTS AND REPORTS. The officer's certificates, statements, reports and other documents prepared by the Purchaser and furnished by the Purchaser to the Trustee, any Note Purchaser or any Noteholder pursuant to this Agreement or any other Basic Document to which it is a party, or otherwise in connection with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

          (l) LEGAL COUNSEL, ETC. The Purchaser consulted with its own legal counsel and independent accountants to the extent it deems necessary regarding the tax, accounting and regulatory consequences of the transactions contemplated hereby, the Purchaser is not participating in such transactions in reliance on any representations of any other party, their affiliates, or their counsel with respect to tax, accounting, regulatory or any other matters.

          (m) NO DEFAULT. The Purchaser is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in, and is not otherwise in default under (i) any law or statute applicable to it, including, without limitation, any Consumer Law, (ii) any judgment, decree, writ, injunction, order, award or other action of any court or governmental authority or arbitrator or any order, rule or regulation of any federal, state, county, municipal or other governmental or public authority or agency having or asserting jurisdiction over it or any of its properties or (iii) (x) any indebtedness or any instrument or agreement under or pursuant to which any such indebtedness has been, or could be, issued or incurred or (y) any other instrument or agreement to which it is a party or by which it is bound or any of its properties is affected, including, without limitation, the Basic Documents, that either individually or in the aggregate, (A) would result in a Material Adverse Change with respect to the Purchaser, or in any impairment of the right or ability of the Purchaser to carry on its business substantially as now conducted or (B) would result in a Material Adverse Effect.

          (n) ERISA. The Purchaser does not maintain any Plans, and the Purchaser agrees to notify each Note Purchaser in advance of forming any Plans. Neither the Issuer nor any Affiliate of the Purchaser (other than MFN under the MFN Financial Corporation Pension Plan and CPS under its defined contribution (401(k)) plan) has any obligations or liabilities with respect to any Plans or Multiemployer Plans, nor have any such Persons had any obligations or liabilities with respect to any such Plans during the five year period prior to the date this representation is made or deemed made. The Purchaser will give notice to each Note Purchaser and each Noteholder if at any time it or any Affiliate has any obligations or liabilities with respect to any Plan or Multiemployer Plan. All Plans maintained by the Purchaser or any Affiliate are in substantial compliance with all applicable laws (including ERISA). The Purchaser is not an employer under any Multiemployer Plan.

          (o) COMPLIANCE WITH LAWS. The Purchaser has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties.

                                  ARTICLE VIII
                                  ------------

                                   THE SELLER
                                   ----------

     SECTION 8.1. REPRESENTATIONS OF SELLER. The Seller makes the following representations on which the Purchaser shall be deemed to have relied in acquiring the Receivables, the Noteholders shall be deemed to have relied in purchasing the Notes and the applicable Note Purchasers shall have been deemed to have relied in making each Advance. The representations speak as of the execution and delivery of this Agreement, as of the Closing Date and as of each Funding Date, and shall survive the sale of the Receivables to the Purchaser and the pledge thereof by the Purchaser to the Trustee for the benefit of the Noteholders and the Note Purchasers pursuant to the Indenture.

          (a) ORGANIZATION AND GOOD STANDING. The Seller has been duly organized and is validly existing as a corporation solely under the laws of the State of California and is in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Purchaser and to perform its other obligations under this Agreement or any other Basic Documents to which it is a party.

          (b) DUE QUALIFICATION. The Seller is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including, without limitation, the origination or purchase of motor vehicle retail installment sale contracts or installment promissory note and security agreements, the sale of the Receivables to the Purchaser hereunder, the servicing of the Receivables as required by this Agreement, and its other obligations hereunder and under the other Basic Documents) requires or shall require such qualification except where the failure to so qualify or obtain such licenses or consents would not result in a Material Adverse Effect or a Material Adverse Change.

          (c) POWER AND AUTHORITY. The Seller has the power (corporate and other) and authority, and has all material government licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted, to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Purchaser by it and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

          (d) VALID SALE; BINDING OBLIGATIONS. This Agreement effects a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited, by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents does not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule, regulation, ordinance or directive of any Governmental Authority applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

          (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents or otherwise have a Material Adverse Effect or result in a Material Adverse Change in respect of the Seller or
     (D) relating to the Seller or the Receivables or Other Conveyed Property and which might adversely affect the federal or State income, excise, franchise or similar tax attributes of the Notes.

          (g) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the conduct of the Seller's business, the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Agreement and the Basic Documents, except such as have been duly made or obtained.

          (h) FINANCIAL CONDITION. The Seller has a positive net worth and is able to and does pay its liabilities as they mature. The Seller is not in default under any obligation to pay money to any Person except for matters being disputed in good faith which do not involve an obligation of the Seller on a promissory note. The Seller will not use the proceeds from the transactions contemplated by the Basic Documents to give any preference to any creditor or class of creditors, and such transactions will not leave the Seller with remaining assets which are unreasonably small compared to its ongoing operations.

          (i) FRAUDULENT CONVEYANCE. The Seller is not selling the Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Receivables to the Purchaser.

          (j) TAX RETURNS. The Seller has filed all material federal and state tax returns that are required to be filed and paid all material taxes, including any assessments received by it, to the extent that such taxes have become due (other than taxes, the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Seller). Any taxes, fees and other governmental charges payable by the Seller in connection with consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Seller is a party have been paid or shall have been paid as of each Funding Date.

          (k) CHIEF EXECUTIVE OFFICE. The Seller has more than one place of business, and the chief executive office of the Seller is at 16355 Laguna Canyon Road, Irvine, CA 92618 and its organizational number is 1682500.

          (l) CERTIFICATE, STATEMENTS AND REPORTS. The officer's certificates, statements, reports and other documents prepared by Seller and furnished by Seller to the Purchaser, the Trustee, any Note Purchaser or any Noteholder pursuant to this Agreement or any other Basic Document to which it is a party, or otherwise in connection with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

          (m) LEGAL COUNSEL, ETC. Seller consulted with its own legal counsel and independent accountants to the extent it deems necessary regarding the tax, accounting and regulatory consequences of the transactions contemplated hereby, Seller is not participating in such transactions in reliance on any representations of any other party, their affiliates, or their counsel with respect to tax, accounting and regulatory matters.

          (n) NO MATERIAL ADVERSE CHANGE AS OF SEPTEMBER 30, 2006. No Material Adverse Change has occurred with respect to the Seller since the end of the quarter reported on in the Seller's Form 10-Q filed with the Commission on October 27, 2006.

          (o) NO DEFAULT. The Seller is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in, and is not otherwise in default under (i) any law or statute applicable to it, including, without limitation, any Consumer Law, (ii) any judgment, decree, writ, injunction, order, award or other action of any court or governmental authority or arbitrator or any order, rule or regulation of any federal, state, county, municipal or other governmental or public authority or agency having or asserting jurisdiction over it or any of its properties or (iii) (x) any indebtedness or any instrument or agreement under or pursuant to which any such indebtedness has been, or could be, issued or incurred or (y) any other instrument or agreement to which it is a party or by which it is bound or any of its properties is affected, including, without limitation, the Basic Documents, that either individually or in the aggregate, (A) would result in a Material Adverse Change with respect to the Seller, or in any impairment of the right or ability of the Seller to carry on its business substantially as now conducted or (B) would result in a Material Adverse Effect.

          (p) OTHER OBLIGATIONS. The Seller is not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any of the Basic Documents to which it is a party or in any agreement or instrument to which it is a party or by which it is bound the result of which would have a Material Adverse Effect or result in a Material Adverse Change.

          (q) ERISA. The Seller does not maintain any Plans (other than its defined contribution (401(k)) plan and the MFN Financial Corporation Pension Plan), and the Seller agrees to notify each Note Purchaser in advance of forming any Plans. Neither the Seller nor any Affiliate of the Seller (other than MFN under the MFN Financial Corporation Pension Plan) has any obligations or liabilities with respect to any Plans or Multiemployer Plans, nor have any such Persons had any obligations or liabilities with respect to any such Plans during the five year period prior to the date this representation is made or deemed made. The Seller will give notice to each Note Purchaser and each Noteholder if at any time it or any Affiliate has any obligations or liabilities with respect to any Plan or Multiemployer Plan. All Plans maintained by the Seller or any Affiliate are in substantial compliance with all applicable laws (including ERISA). The Seller is not an employer under any Multiemployer Plan.

          (r) COMPLIANCE WITH LAWS. The Seller has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties.

     SECTION 8.2. ADDITIONAL COVENANTS OF THE SELLER.

          (a) SALE. The Seller agrees to treat the conveyances hereunder as financings for tax and accounting purposes and as sales for all other purposes (including without limitation legal and bankruptcy purposes) on all relevant books, records, tax returns, financial statements and other applicable documents.

          (b) NON-PETITION. In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which each class of Notes issued by the Issuer and any and all other amounts due and owing to the Noteholders and the Note Purchasers pursuant to the Basic Documents have been paid in full. The Purchaser and the Seller agree that damages will not be an adequate remedy for breach of this covenant and that this covenant may be specifically enforced by the Purchaser, by the Trustee on behalf of the Noteholders and the Note Purchasers, by any Note Purchaser or by any Noteholder.

          (c) CHANGES TO CONTRACT PURCHASE GUIDELINES. The Seller covenants that it will not make any material credit-related changes to the Contract Purchase Guidelines or allow any material credit-related changes to TFC's Contract Purchase Guidelines without the prior written consent of the Controlling Note Purchaser (which consent shall not unreasonably be withheld). The Seller covenants to provide prompt prior written notice to each Note Purchaser upon any material change made to the Seller's or TFC's Contract Purchase Guidelines.

          (d) COOPERATION. If an Event of Default shall have occurred and be continuing, Seller shall cooperate with and provide all information and access requested by the Trustee, any Note Purchaser and/or any Noteholder in connection with any actions taken pursuant to SECTION 5.4 of the Indenture.

          (e) CONSENTS TO WAIVERS, AMENDMENTS OR MODIFICATIONS OF BASIC DOCUMENTS. The Seller shall not consent to any waiver, amendment or modification of the Basic Documents that could reasonably be expected to have a Material Adverse Effect on any Note Purchaser or any Noteholder without the prior written consent of (i) the Controlling Noteholder and the Majority Noteholders of the Highest Priority Class or (ii) if any such waiver, amendment or modification relates solely to the Pledged Subordinate Securities, without the prior written consent of the Class B Note Purchasers and the Class B Majority Noteholders, or (iii) if any such waiver, amendment or modification relates solely to the application of proceeds from the UBS Cross Collateral, without the prior written consent of the Class B note purchasers and the Class B majority noteholders under the Bear Basic Documents.

          (f) OTHER LIENS OR INTERESTS. Except for the conveyances hereunder and any other Lien created under any Basic Document, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any interest therein, including, without limitation, any lien levied upon the Conveyed Property by the State of Texas (or any taxing authority or governmental agency of the State of Texas) as a result of the non-payment of any Texas Franchise Tax, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under the Receivables and the other Conveyed Property against all claims of third parties claiming through or under the Seller.

     SECTION 8.3. LIABILITY OF SELLER; INDEMNITIES.

          (a) The Seller shall indemnify the Purchaser, the Backup Servicer, the Trustee, each Noteholder, each Note Purchaser and their respective officers, directors, agents and employees for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations, warranties, covenants or other agreements contained herein.

          (b) The Seller shall defend, indemnify, and hold harmless the Purchaser, the Backup Servicer, the Trustee, each Noteholder, each Note Purchaser and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller, any Affiliate thereof or any of their respective agents or subcontractors, of a Financed Vehicle.

          (c) The Seller shall indemnify, defend and hold harmless the Purchaser, the Backup Servicer, the Trustee, each Noteholder, each Note Purchaser and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Trustee and the Backup Servicer and except any taxes to which the Trustee may otherwise be subject), including without limitation any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Purchaser, not including any taxes asserted with respect to federal or other income taxes arising out of distributions on the Notes) and costs and expenses in defending against the same.

          (d) The Seller shall indemnify, defend and hold harmless the Purchaser, the Backup Servicer, the Trustee, each Noteholder, each Note Purchaser and their respective officers, directors, agents and employees from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its obligations or duties under this Agreement, or by reason of reckless disregard of its obligations or duties under this Agreement and/or (ii) the Seller's or the Purchaser's violation of federal or State securities laws in connection with the offering and sale of the Notes.

          (e) The Seller shall indemnify, defend and hold harmless the Trustee and the Backup Servicer and its officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Trustee or the Backup Servicer.

          (f) The Seller shall indemnify, defend and hold harmless the Purchaser, the Backup Servicer, the Trustee, each Noteholder, each Note Purchaser and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of or relating to the failure of a Receivable to be originated in compliance with all requirements of law, including without limitation all Consumer Laws, and for any breach of any of the Seller's representations and warranties, covenants or other agreements contained herein (including, without limitation, the representations contained in SECTION 3.1 hereof) or in any other Basic Document to which the Seller is a party.

     Indemnification under this Section shall survive the resignation or removal of the Servicer or the Trustee and the termination of this Agreement and the other Basic Documents and shall include reasonable fees and expenses of counsel and other expenses of litigation. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have under applicable law, hereunder or under any other Basic Document. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

     Notwithstanding any provision of this Section 8.3 or any other provision of this Agreement, nothing herein shall be construed as to require the Seller to provide any indemnification hereunder or under any other Basic Document for any costs, expenses, losses, claims, damages or liabilities arising solely out of, or incurred solely in connection with, credit losses with respect to the Receivables.

     SECTION 8.4. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SELLER. Seller shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to Seller's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of Seller contained in this Agreement and the other Basic Documents to which it is a party. Any corporation or other Person (i) into which Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which Seller shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of Seller, or (iv) succeeding to the business of Seller, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of Seller under this Agreement and the other Basic Documents to which it is a party and, whether or not such assumption agreement is executed, shall be the successor to Seller under this Agreement and the other Basic Documents to which it is a party without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release Seller from any obligation. Seller shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustee, each Note Purchaser and each Noteholder. Notwithstanding the foregoing, Seller shall not merge or consolidate with any other Person or permit any other Person to become a successor to Seller's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to SECTION 8.1 shall have been breached (for purposes hereof, such representations and warranties shall be deemed made as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing, (y) Seller shall have delivered to the Trustee, each Note Purchaser and each Noteholder an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) Seller shall have delivered to the Trustee, each Note Purchaser and each Noteholder an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been authorized and filed that are necessary to preserve and protect the interest of the Purchaser and the Trustee for the benefit of the Noteholders and the Note Purchasers in the Opinion Collateral and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

     SECTION 8.5. [RESERVED].

     SECTION 8.6. REPORTING REQUIREMENTS. (a) The Seller shall furnish, or cause to be furnished to each Noteholder and each Note Purchaser:

               (i) AUDIT REPORT. As soon as available and in any event within 90 days after the end of each fiscal year of the Seller, a copy of the consolidated balance sheet of the Seller and its Affiliates as at the end of such fiscal year, together with the related statements of earnings, stockholders' equity and cash flows for such fiscal year, prepared in reasonable detail and in accordance with GAAP certified by independent certified public accountants of recognized national standing as shall be selected by the Seller.

               (ii) QUARTERLY STATEMENTS. As soon as available, but in any event within 45 days after the end of each fiscal quarter (except the fourth fiscal quarter) of the Seller, copies of the unaudited condensed consolidated balance sheet of the Seller and its Affiliates as at the end of such fiscal quarter and the related unaudited statements of earnings, stockholders' equity and cash flows for the portion of the fiscal year through such fiscal quarter (and as to the statements of earnings for such fiscal quarter) in each case setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and certified by the chief financial or accounting officer of the Seller as presenting fairly the financial condition and results of operations of the Seller and its Affiliates (subject to normal year-end adjustments).

          (b)  For so long as Seller is subject to the reporting requirements of
     Section 13(a) of the Exchange Act, its filing of the annual and quarterly reports required under said act, on a timely basis, shall be deemed compliance with this Section 8.6.

                                   ARTICLE IX
                                   ----------

                                  THE SERVICER
                                  ------------

     SECTION 9.1. REPRESENTATIONS AND COVENANTS OF SERVICER. The Servicer (and the Backup Servicer, in the case of clause (j) below) makes the following representations and covenants on which the Purchaser shall be deemed to have relied in acquiring the Receivables, on which the Noteholders shall be deemed to have relied in purchasing the Notes and on which the applicable Note Purchasers shall be deemed to have relied in making each Advance. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of Receivables conveyed by the Closing Date, and as of the applicable Funding Date, in the case of Receivables conveyed by such Funding Date, and the representations and covenants shall survive the sale of the Receivables to the Purchaser and the pledge thereof to the Trustee for the benefit of the Noteholders and the Note Purchasers pursuant to the Indenture.

          (a) ORGANIZATION AND GOOD STANDING. The Servicer has been duly organized and is validly existing as a corporation and in good standing under the laws of the State of California, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and service the Receivables.

          (b) DUE QUALIFICATION. The Servicer is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification except where the failure to so qualify or obtain such licenses or consents would not result in a Material Adverse Effect or a Material Adverse Change.

          (c) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.

          (d) BINDING OBLIGATION. This Agreement and the Basic Documents to which the Servicer is a party shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which to the Servicer is a party, and the fulfillment of the terms of this Agreement and the Basic Documents to which the Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

          (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents or otherwise have a Material Adverse Effect or result in a Material Adverse Change, or (D) relating to the Servicer and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Notes.

          (g) NO CONSENTS. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Agreement and the other Basic Documents, except such as have been duly made or obtained.

          (h) TAXES. The Servicer has filed all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due (other than taxes, the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Servicer). Any taxes, fees and other governmental charges payable by the Servicer in connection with consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Servicer is a party have been paid or shall have been paid as of each Funding Date.

          (i) CHIEF EXECUTIVE OFFICE. The Servicer hereby represents and warrants to the Trustee that the Servicer's principal place of business and chief executive office is 16355 Laguna Canyon Road, Irvine, California 92618.

          (j) DATA MAPPING. Neither the Servicer nor the Backup Servicer is aware of any fact that would cause such Person reasonably to believe that the Servicer's servicing data cannot be mapped from the Servicer's system to the Backup Servicer's system.

          (k) CHANGES TO SERVICING GUIDELINES. The Servicer covenants that it will not make any material changes to the Servicing Guidelines prior to the Termination Date without the prior written consent of the Controlling Note Purchaser (which consent shall not unreasonably be withheld) and prior written notice to each Class B Note Purchaser.

          (l) COOPERATION. If an Event of Default shall have occurred and be continuing, Servicer shall cooperate with and provide all information and access reasonably requested by the Trustee, any Note Purchaser or any Noteholder in connection with any actions taken pursuant to SECTION 5.4 of the Indenture.

          (m) TEXAS FRANCHISE TAX. The Servicer agrees to make timely payment, when due, of any Texas Franchise Tax that may be imposed, assessed or levied by the taxing authority of the State of Texas on or in respect of the Conveyed Property, the Seller, the Servicer, the Purchaser or the Issuer.

     SECTION 9.2. LIABILITY OF SERVICER; INDEMNITIES.

          (a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer in the Basic Documents to which it is a party.

               (i) The Servicer shall defend, indemnify and hold harmless the Purchaser, the Trustee, the Backup Servicer, each Noteholder, each Note Purchaser and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership, repossession or operation by the Servicer or any Affiliate or agent or sub-contractor thereof of any Financed Vehicle.

               (ii) The Servicer, so long as CPS is the Servicer, shall indemnify, defend and hold harmless the Purchaser, the Trustee, the Backup Servicer, each Noteholder, each Note Purchaser and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement and the other Basic Documents, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes (other than as set forth in subparagraph (vi) below) asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Purchaser, the pledge thereof to the Trustee for the benefit of the Note Purchasers and the Noteholders or the issuance and original sale of the Notes) and costs and expenses in defending against the same.

               (iii) The Servicer shall indemnify, defend and hold harmless the Purchaser, the Trustee, the Backup Servicer, each Noteholder, each Note Purchaser and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser, the Trustee, the Backup Servicer, such Noteholder or such Note Purchaser through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its obligations or duties under this Agreement or by reason of reckless disregard of its obligations or duties under this Agreement or as a result of a breach of any representation, warranty, covenant or other agreement made by the Servicer in this Agreement or in any other Basic Document to which it is a party.

               (iv) The Servicer shall indemnify, defend, and hold harmless the Trustee and the Backup Servicer from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, except to the extent that such cost, expense, loss, claim, damage or liability: (A) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Trustee or the Backup Servicer, as applicable or (B) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee or the Backup Servicer.

               (v) The Servicer shall indemnify, defend and hold harmless the Purchaser, the Backup Servicer, the Trustee, each Noteholder, each Note Purchaser and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of or relating to the failure of a Receivable to be serviced in compliance with all requirements of law, including without limitation all Consumer Laws, and for any breach of any of the Servicer's representations and warranties, covenants or other agreements contained herein or in any other Basic Document to which the Servicer is a party.

               (vi) The Servicer, so long as CPS is the Servicer, shall indemnify, defend and hold harmless the Purchaser, the Trustee, the Backup Servicer, each Noteholder, each Note Purchaser and their respective officers, directors, agents and employees from and against any Texas Franchise Tax asserted against any of such parties with respect to the transactions contemplated in this Agreement and the other Basic Documents and costs and expenses in defending against the same.

          (b) Notwithstanding the foregoing, the Servicer shall not be obligated to defend, indemnify, and hold harmless any Noteholder or any Note Purchaser for any losses, claims, damages or liabilities incurred by such Noteholder or such Note Purchaser arising out of claims, complaints, actions and allegations relating to Section 406 of ERISA or Section 4975 of the Code as a result of the purchase or holding of any Note by such Noteholder or the Note Purchaser with the assets of a plan subject to such provisions of ERISA or the Code.

          (c) For purposes of this SECTION 9.2, in the event of the termination of the rights and obligations of the Servicer (or any successor thereto pursuant to SECTION 9.3) as Servicer pursuant to SECTION 10.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to SECTION 10.2. The provisions of this SECTION 9.2(C) shall in no way affect the survival pursuant to SECTION 9.2(D) of the indemnification by the Servicer provided by SECTION 9.2(A).

          (d) Indemnification under this SECTION 9.2 shall survive the termination of this Agreement and the other Basic Documents and any resignation or removal of CPS or any successor Servicer as Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. These indemnity obligations shall be in addition to any obligation that the Servicer may otherwise have under applicable law, hereunder or under any other Basic Document. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

     SECTION 9.3. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE SERVICER OR BACKUP SERVICER.

          (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease all or substantially all of its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of the Servicer contained in this Agreement and the other Basic Documents to which it is a party. Any corporation or other Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and the other Basic Documents to which it is a party and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement and the other Basic Documents to which it is a party without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Servicer from any obligation. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustee, each Note Purchaser and each Noteholder. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to SECTION 9.1 shall have been breached (for purposes hereof, such representations and warranties shall be deemed made as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become Event of Default shall have occurred and be continuing, (y) the Servicer shall have delivered to the Trustee, each Note Purchaser and each Noteholder an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and
     (z) the Servicer shall have delivered to the Trustee, each Note Purchaser and each Noteholder an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Purchaser and the Trustee for the benefit of the Noteholders and the Note Purchasers in the Opinion Collateral and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

          (b) Any Person (i) into which the Backup Servicer (in its capacity as Backup Servicer or successor Servicer) may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.

     SECTION 9.4. [RESERVED]

     SECTION 9.5. DELEGATION OF DUTIES. The Servicer may at any time delegate duties under this Agreement to sub-contractors who are in the business of servicing automotive receivables with the prior written consent of the Controlling Note Purchaser; PROVIDED, HOWEVER, that no such delegation or subcontracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties.

     SECTION 9.6. SERVICER AND BACKUP SERVICER NOT TO RESIGN. Subject to the provisions of SECTION 9.3, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except (i) upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer or the Backup Servicer, as the case may be, and the Controlling Note Purchaser does not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person or, (ii) in the case of the Backup Servicer, upon the prior written consent of the Controlling Note Purchaser. Any such determination permitting the resignation of the Servicer or Backup Servicer pursuant to clause
(i) in the immediately preceding sentence shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trustee and the Controlling Note Purchaser. No resignation of the Servicer shall become effective until the Backup Servicer or an entity acceptable to the Controlling Note Purchaser shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until an entity acceptable to the Controlling Note Purchaser shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this SECTION 9.6, the Backup Servicer may petition a court for its removal.

                                    ARTICLE X
                                    ---------

                                     DEFAULT
                                     -------

     SECTION 10.1. SERVICER TERMINATION EVENTS. For purposes of this Agreement and the other Basic Documents, each of the following shall constitute a "SERVICER TERMINATION EVENT":

          (a) Any failure by the Servicer or, for so long as the Seller or an Affiliate of the Purchaser is the Servicer, the Purchaser, to deliver or cause to be delivered any proceeds or payment required to be so delivered under this Agreement or any other Basic Document that continues unremedied for a period of two Business Days (or one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Trustee or a Noteholder of the Highest Priority Class or after discovery of such failure by a Responsible Officer of the Servicer;

          (b) Failure by the Servicer to deliver, or cause to be delivered, to each Noteholder, each Note Purchaser, the Trustee and the Backup Servicer, any Servicer's Certificate by 12:00 noon New York City time on the second Business Day after the date on which such Servicer's Certificate is required to be delivered;

          (c) Failure by the Servicer or, for so long as the Seller or an Affiliate of the Purchaser is the Servicer, the Purchaser, to perform or observe any term, covenant or agreement of the Servicer or the Purchaser, as applicable, set forth in this Agreement or any other Basic Document (other than any term, covenant or agreement referred to in another subparagraph of this SECTION 10.1), which failure (i) materially and adversely affects the rights of the Controlling Note Purchaser or the Noteholders of the Highest Priority Class and (ii) except for covenants relating to merger and consolidation or preservation of ownership or security interests in the Financed Vehicles, continues unremedied for a period of 30 days after the earlier of knowledge thereof by the Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Controlling Note Purchaser or a Noteholder of the Highest Priority Class;

          (d) The occurrence of an Insolvency Event with respect to the Servicer (or, for so long as the Seller or an Affiliate of the Purchaser is the Servicer, the Purchaser);

          (e) Any representation, warranty or statement of the Servicer made in this Agreement or any other Basic Document to which it is a party or any certificate, report or other writing delivered pursuant hereto or thereto shall prove to be incorrect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in this Agreement relating to the characteristics of the Receivables), and such incorrectness materially and adversely affects the Purchaser, the Controlling Note Purchaser or the Noteholders of the Highest Priority Class and is not cured within 30 calendar days after the earlier of knowledge thereof by the Servicer or, after written notice thereof shall have been given to the Servicer by the Trustee, the Controlling Note Purchaser or a Noteholder of the Highest Priority Class, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall have not been eliminated or otherwise cured;

          (f) The three-month rolling average Servicer Loss Ratio exceeds (1) 7.50% during the Accrual Periods from May to October or (2) 8.25% during the Accrual Periods from November to April;

          (g) The Controlling Note Purchaser shall not have delivered a Servicer Extension Notice pursuant to SECTION 4.15;

          (h) An Event of Default shall have occurred (so long as CPS is Servicer);

          (i) The three-month rolling average Servicer Delinquency Ratio exceeds (A) 6.00% during the Accrual Periods from April to September or (B) 6.50% during the Accrual Periods from October to March;

          (j) The Servicer fails to maintain minimum Consolidated Total Adjusted Equity of $60,000,000 as of the end of any fiscal quarter;

          (k) The Servicer exceeds a maximum leverage ratio (total liabilities less all non-recourse debt/Consolidated Total Adjusted Equity) of six times as of the end of any fiscal quarter; and

          (l) The Servicer fails to maintain cash and cash equivalents of at least $8.5 million as of the end of any calendar month.

     In the event that the Servicer, the Seller, the Issuer, the Purchaser or the Trustee gains knowledge of the occurrence of a Servicer Termination Event, the Servicer, the Seller, the Issuer, the Purchaser or the Trustee, as applicable, shall promptly notify each Note Purchaser and each Noteholder in writing of such occurrence; PROVIDED, THAT, the Servicer shall be deemed to satisfy such obligation upon its delivery of an Officer's Certificate in accordance with SECTION 4.10 hereof.

     SECTION 10.2. CONSEQUENCES OF A SERVICER TERMINATION EVENT OR NON-EXTENSION OF TERM OF SERVICER. If a Servicer Termination Event shall occur and be continuing, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class, by notice given in writing to the Backup Servicer, each other Noteholder, each other Note Purchaser and the Servicer, may terminate all of the rights and obligations of the Servicer under this Agreement. The outgoing Servicer shall be entitled to its pro rata share of the Servicing Fee for the number of days in the Accrual Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice or upon non-extension of the servicing term as referred to in SECTION 4.15, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes or the Receivables and Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class under SECTION 10.3); PROVIDED, HOWEVER, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the outgoing Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the outgoing Servicer, which obligations and claims shall remain those of the outgoing Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the outgoing Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Purchaser as lienholder or secured party on the related Lien Certificates, or otherwise. The outgoing Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the outgoing Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the outgoing Servicer for deposit, or have been deposited by the outgoing Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files that shall at the time be held by the outgoing Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables and the Other Conveyed Property. All reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with transferring any Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this SECTION 10.2 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and to the extent not so paid, such payment shall be made pursuant to SECTION 5.7 hereof. Upon receipt of notice of the occurrence of a Servicer Termination Event or the non-extension of the Servicer's term, the Trustee shall give notice thereof to each Noteholder and each Note Purchaser. If requested by the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class, the successor Servicer shall terminate the Lockbox Agreement and direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with SECTION 4.2(E)), or to a lockbox established by the successor Servicer at the direction of the Controlling Note Purchaser, at the successor Servicer's expense. The outgoing Servicer shall grant the Trustee, the successor Servicer, each Note Purchaser and each Noteholder reasonable access to the outgoing Servicer's premises at the outgoing Servicer's expense.

     SECTION 10.3. APPOINTMENT OF SUCCESSOR.

          (a) On and after the time the Servicer receives a notice of termination pursuant to SECTION 10.2, upon non-extension of the servicing term as referred to in SECTION 4.15, or upon the resignation of the Servicer pursuant to SECTION 9.6, the outgoing Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of expiration and non-renewal of the term of the Servicer upon the expiration of such term, and, in the case of resignation, until (i) the later of (x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel or (ii) such time as a successor Servicer shall assume all of the rights and obligations of the predecessor Servicer hereunder and under any other Basic Document; PROVIDED, HOWEVER, that the outgoing Servicer shall not be relieved of its duties, obligations and liabilities as Servicer until a successor Servicer has assumed such duties, obligations and liabilities. Notwithstanding the preceding sentence, if the Backup Servicer or any other successor Servicer shall not have assumed the duties, obligations and liabilities of the Servicer within 45 days of the termination, non-extension or resignation described in this SECTION 10.3, the outgoing Servicer may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the outgoing Servicer. Pending appointment as successor Servicer, the Backup Servicer (or such other Person as shall have been appointed by the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class) shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. In the event of termination of the Servicer, Wells Fargo Bank, National Association, as the Backup Servicer shall assume the obligations of Servicer hereunder on the date (the "ASSUMPTION DATE") specified in the written notice delivered by the Trustee to the Backup Servicer and the Servicer pursuant to SECTION 10.2 or, in the event that the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class shall have determined that a Person other than the Backup Servicer shall be the successor Servicer in accordance with SECTION 10.2, on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. Notwithstanding the Backup Servicer's assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of the Seller as Servicer, or any successor Servicer, under this Agreement arising on and after the Assumption Date, the Backup Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for any duties, responsibilities, obligations or liabilities of the Seller or any other Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for any duties, responsibilities, obligations or liabilities of the Seller or any other Servicer arising on or before the Assumption Date under SECTION 4.7 or 9.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of the Seller or any other Servicer therefor arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer, the Backup Servicer, the Trustee or the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the outgoing Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to
     SECTION 9.6, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to SECTION 10.2, the non-extension of the Servicer's term pursuant to SECTION 4.15 or the resignation of the Servicer pursuant to SECTION 9.6. If upon the termination of the Servicer pursuant to SECTION 10.2, the non-extension of the Servicer's term pursuant to SECTION 4.15 or the resignation of the Servicer pursuant to SECTION 9.6, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class appoint a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

          (b) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the outgoing Servicer would have been entitled to under this Agreement if the outgoing Servicer had not resigned or been terminated hereunder or had been renewed for an additional servicing term hereunder.

     SECTION 10.4. NOTIFICATION TO THE NOTEHOLDERS AND NOTE PURCHASERS. Upon any termination of, or appointment of a successor to, the Servicer, the Trustee shall give prompt written notice thereof to each Noteholder and each Note Purchaser.

     SECTION 10.5. WAIVER OF PAST DEFAUlTS. The Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class may waive in writing any default by the Servicer in the performance of its obligations under this Agreement and the consequences thereof. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

     SECTION 10.6. ACTION UPON CERTAIN FAILURES OF THE SERVICER. In the event that the Trustee shall have knowledge of any failure of the Servicer specified in SECTION 10.1 that would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer, each Note Purchaser and each Noteholder. For all purposes of this Agreement (including, without limitation, this SECTION 10.6), the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in SECTIONS 10.1(C) through (H) unless notified thereof in writing by the Servicer, any Note Purchaser or any Noteholder. The Trustee shall be under no duty or obligation to investigate or inquire as to any potential failure of the Servicer specified in SECTION 10.1.

     SECTION 10.7. CONTINUED ERRORS. Notwithstanding anything contained herein to the contrary, if the Backup Servicer becomes successor Servicer it is authorized to accept and rely on all of the accounting, records (including computer records) and work of the prior Servicer relating to the Receivables (collectively, the "PREDECESSOR SERVICER WORK PRODUCT") without any audit or other examination thereof, and the Backup Servicer as successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, "ERRORS") exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the Backup Servicer as successor Servicer making or continuing any Errors (collectively, "CONTINUED ERRORS"), the Backup Servicer as successor Servicer shall have no duty or responsibility for such Continued Errors; PROVIDED, HOWEVER, that the Backup Servicer as successor Servicer agrees to use its best efforts to prevent further Continued Errors. In the event that the Backup Servicer as successor Servicer becomes aware of Errors or Continued Errors, the Backup Servicer as successor Servicer shall, with the prior consent of the Controlling Note Purchaser, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors. The Backup Servicer as successor Servicer shall be entitled to recover its costs thereby expended in accordance with SECTIONS 5.7(A)(I) and 5.7(A)(X) hereof.

                                   ARTICLE XI
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     SECTION 11.1. AMENDMENT.

          (a) This Agreement may not be waived, amended or otherwise modified except in a writing signed by the parties hereto, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class; PROVIDED, HOWEVER, that, no such amendment shall, without the prior written consent of each Note Purchaser and each Noteholder, (i) modify or have the effect of modifying Sections 5.7 or 5.8 or this SECTION 11.1 or (ii) eliminate or materially alter any party's delivery or notice obligations to the Noteholders; PROVIDED, FURTHER, that no such waiver, amendment or modification shall, without the prior written consent of the affected Note Purchaser and each Noteholder of a class of Notes affected thereby:

               (i) change the date of payment of any installment of principal of or interest on a class of Notes or any other amount owed by the Issuer, the Purchaser, the Servicer or the Seller under the Basic Documents, or reduce the Percentage Interest of the Notes, the interest rate thereon, change the provision of this Agreement relating to the application of collections on, or the proceeds of the sale of, the Collateral, the Pledged Subordinate Securities or, subject to the terms and provisions of the Intercreditor Agreement, the UBS Cross Collateral to payment of principal of or interest on a class of Notes or any other amount owed by the Issuer, the Purchaser, the Servicer or the Seller under the Basic Documents, or change any place of payment where, or the coin or currency in which, a class of Notes or the interest thereon or any other amount owed by the Issuer, the Purchaser, the Seller or the Servicer under the Basic Documents is payable;

               (ii) impair the right to institute suit for the enforcement of the provisions of this Agreement requiring the application of funds available therefor, as provided in SECTION 5.8, to the payment of any such amount due on a class of Notes or any other amount owed by the Issuer, the Purchaser, the Servicer or the Seller under the Basic Documents on or after the respective due dates thereof;

               (iii) reduce the Percentage Interest, the consent of the Holders of which is required for any such amendment, waiver or modification, or eliminate the requirement that the applicable Note Purchaser consent thereto, or the consent of the Holders of which or the applicable Note Purchaser is required for any waiver of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences provided for in this Agreement;

               (iv) modify or alter the provisions of the proviso to the definition of the term "OUTSTANDING";

               (v) modify any provision of this Section or to provide that certain additional provisions of this Agreement or the other Basic Documents cannot be modified or waived without the consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class; or

               (vi) modify any of the provisions of this Agreement in such manner as to affect the calculation of the amount or timing of any payment of (x) interest or principal due on a class of Notes on any Settlement Date (including the calculation of any of the individual components of such calculation) or (y) any amount due to any Note Purchaser from the Issuer, the Purchaser, the Servicer or the Seller under the Basic Documents.

          (b) Prior to the execution of any amendment, waiver or consent to this Agreement the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment, waiver or consent is authorized or permitted by this Agreement and the Opinion of Counsel referred to in SECTION 11.2(I)(I).

          (c) The Trustee may, but shall not be obligated to, enter into any such amendment, waiver or consent which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

          (d) Upon the termination of CPS as Servicer and the appointment of the Backup Servicer as Servicer hereunder, all amendments to the terms of this Agreement specified in the Servicing Assumption Agreement shall become a part of this Agreement, as if this Agreement was amended to reflect such changes in accordance with this SECTION 11.1.

     SECTION 11.2. PROTECTION OF TITLE TO PROPERTY.

          (a) The Seller, the Purchaser, the Issuer or the Servicer or each of them shall authorize, execute (if necessary) and file such financing statements and cause to be authorized, executed (if necessary) and filed such continuation statements, all in such manner and in such places and take such other action as may be required by law fully to preserve, maintain and protect the interest of the Purchaser and the interests of (i) subject to the terms and provisions of the Intercreditor Agreement, the

     Trustee for the benefit of the Noteholders and the Note Purchasers in the Collateral and in the proceeds thereof, (ii) the Class B Note Purchasers and the Class B Noteholders in the Pledged Subordinate Securities and in the proceeds thereof, and (iii) subject to the terms and provisions of the Intercreditor Agreement, the Bear Indenture Trustee in the UBS Cross Collateral and the proceeds thereof for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents. The Seller shall deliver (or cause to be delivered) to each Noteholder, each Note Purchaser and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) None of the Seller, the Purchaser, the Issuer or the Servicer shall change its name, identity, jurisdiction of organization, form of organization or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with PARAGRAPH (A) above seriously misleading within the meaning of Section 9-506(a) of the UCC, unless it shall have given each Noteholder, each Note Purchaser and the Trustee at least thirty (30) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Purchaser, the Seller, the Issuer or the Servicer, as the case may be, shall deliver an Opinion of Counsel to the Trustee, each Note Purchaser, each Noteholder and the Bear Indenture Trustee, in a form and substance reasonably satisfactory to the Controlling Note Purchaser, stating either (A) all financing statements and continuation statements have been authorized, executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and
     (i) subject to the terms and provisions of the Intercreditor Agreement, the Trustee for the benefit of the Noteholders and the Note Purchasers in the Collateral and the proceeds thereof, (ii) the Class B Noteholders and the Class B Note Purchasers in the Pledged Subordinate Securities and the proceeds thereof, and (iii) subject to the terms and provisions of the Intercreditor Agreement, the Bear Indenture Trustee in the UBS Cross Collateral and the proceeds thereof for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

          (c) Each of the Seller, the Purchaser, the Issuer and the Servicer shall have an obligation to give each Noteholder, each Note Purchaser and the Trustee at least 60 days' prior written notice of any relocation of its chief executive office or a change in its corporate structure, jurisdiction of organization or name and shall file amendments, continuation statements and new financing statements if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement to fully preserve and protect the interest of the Purchaser and (i) subject to the terms and provisions of the Intercreditor Agreement, the Trustee on behalf of the Noteholders and the Note Purchasers in the Collateral and the proceeds thereof, (ii) the Class B Noteholders and the Class B Note Purchasers in the Pledged Subordinate Securities and the proceeds thereof, and (iii) subject to the terms and provisions of the Intercreditor Agreement, the Bear Indenture Trustee in the UBS Cross Collateral and the proceeds thereof for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents. The Servicer shall at all times be organized under the laws of the United States (or any State thereof) and maintain its chief executive office and jurisdiction of organization, within the United States of America.

          (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

          (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables and the Other Conveyed Property to the Purchaser, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser and pledged to the Trustee for the benefit of the Note Purchasers and the Noteholders. Indication of the Purchaser's and the Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

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          (f)  If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser and pledged to the Trustee for the benefit of the Noteholders and the Note Purchasers.

          (g) The Servicer shall permit the Trustee, the Backup Servicer, each Note Purchaser and each Noteholder and their respective agents upon reasonable notice and at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

          (h) Upon request, the Servicer shall furnish to any Noteholder or any Note Purchaser or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then pledged to the Trustee for the benefit of the Note Purchasers and the Noteholders, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the lien of the Indenture.

          (i) The Servicer shall deliver to each Note Purchaser, each Noteholder and the Trustee:

               (i) promptly after the execution and delivery of this Agreement and, if required pursuant to SECTION 11.1, of each amendment, waiver, or consent, an Opinion of Counsel, in form and substance satisfactory to the Controlling Note Purchaser and (to the extent such Opinion of Counsel relates to Opinion Collateral consisting of Pledged Subordinate Securities) the Class B Note Purchasers and (to the extent such Opinion of Counsel relates to Opinion Collateral consisting of UBS Cross Collateral) the Class B note purchasers under the Bear Basic Documents, stating that in the opinion of such counsel, either (A) all financing statements and continuation statements have been authorized, executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Trustee for the benefit of the applicable Noteholders and the applicable Note Purchasers in the Opinion Collateral, and reciting the details of such filings or referring to a prior Opinion of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

               (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Closing Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, the opinion of such counsel, either (a) all financing statements and continuation statement have been authorized, executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Trustee for the benefit of the applicable Noteholders and the applicable Note Purchasers in the Receivables and the Opinion Collateral, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) no such action shall be necessary to preserve and protect such interest.

     Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     Subject to SECTION 4.5, the Seller hereby authorizes the Controlling Note Purchaser, the Trustee and their respective agents to file such financing statements and continuation statements and take such other actions as the Controlling Note Purchaser or the Trustee may deem advisable in connection with the security interest granted by the Seller pursuant to SECTION 2.2 to the extent permitted by applicable law. Any such financing statements and continuation statements shall be prepared by the Issuer or the Controlling Note Purchaser.

     SECTION 11.3. NOTICES. All demands, notices and communications upon or to the Seller, the Backup Servicer, the Servicer, the Purchaser, the Trustee, the Backup Servicer, any Note Purchaser or any Noteholder under this Agreement shall be in writing, via facsimile (with telephonic confirmation of receipt), personally delivered, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the

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Seller, to Consumer Portfolio Services, Inc., 16355 Laguna Canyon Road, Irvine,
CA 92618, Attention: General Counsel, Telecopy: (888) 577-7923; (b) in the case of the Servicer, to Consumer Portfolio Services, Inc., 16355 Laguna Canyon Road, Irvine, CA 92618, Attention: General Counsel, Telecopy: (888) 577-7923; (c) in the case of the Purchaser, to Page Funding LLC, 16355 Laguna Canyon Road, Irvine, CA 92618, Attention: General Counsel, Telecopy: (888) 577-7923; (d) in the case of the Trustee or the Backup Servicer at the Corporate Trust Office;
(e) in the case of the initial Class A Noteholder and the Class A Note Purchaser, to UBS Real Estate Securities Inc., 1285 Avenue of the Americas, 11th Floor, New York, New York, 10019; Attn: Reginald deVilliers; Telephone: (212) 713-3055; Telecopy: (212) 713-7999; (f) in the case of the initial Class B Noteholders and the Class B Note Purchasers, to The Patriot Group, LLC, One Thorndal Circle, Darien, CT 06820, Attention: Bruce Katz, Telecopy (203) 656-4483; and to Waterfall Eden Fund, LP, 1185 Avenue of the Americas, 18th Floor, New York, NY 10036; Attention: Jack Ross; Telecopy: (212) 843-8909; and
(g) in the case of any subsequent Noteholders, at the address reflected on the Note Register. Any Note Purchaser may deliver to the Noteholders any notices, reports, Servicer's Certificates or any other documentation delivered to such Note Purchaser hereunder or under any other Basic Document, but is under no obligation to so deliver such documentation and shall not be liable for the content thereof. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholders or Note Purchasers shall receive such notice.

     SECTION 11.4. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in SECTIONS 8.4, 9.3 and this SECTION 11.4 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Purchaser, the Seller, the Issuer or the Servicer without the prior written consent of the Trustee, the Backup Servicer, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class; PROVIDED HOWEVER THAT, notwithstanding the foregoing, the Issuer may pledge all of its right, title and interest herein to the Trustee for the benefit of the Noteholders and the Note Purchasers without the prior written consent of the Trustee, the Backup Servicer, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class.

     SECTION 11.5. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the parties hereto and for the benefit of each Note Purchaser and each Noteholder as a third-party beneficiary. Except as provided in the following sentence, nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Collateral, the Pledged Subordinate Securities or the UBS Cross Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein. Notwithstanding the foregoing, each of the Bear Indenture Trustee, each Class B note purchaser and each Class B noteholder under the Bear Basic Documents shall be deemed to be a third-party beneficiary with respect to this Agreement to the same extent as if it was a party hereto, subject to the terms of the Intercreditor Agreements.

     SECTION 11.6. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.7. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

     SECTION 11.8. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.9. GOVERNING LAW. THIS AGREEMENT (OTHER THAN SECTIONS 2.1(A) AND
2.2 HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. SECTIONS 2.1(A) AND 2.2 OF THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER SUCH SECTIONS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.10. ASSIGNMENT TO TRUSTEE. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Purchaser to the Trustee pursuant to the Indenture for the benefit of the Noteholders and the Note Purchasers of all right, title and interest of the Purchaser in, to and under the Receivables and Other Conveyed Property and/or the assignment of any or all of the Purchaser's rights and obligations hereunder to the Trustee for the benefit of the Noteholders and the Note Purchasers.

     SECTION 11.11. NONPETITION COVENANTS. Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the day upon which the outstanding principal amount of each class of Notes has been reduced to zero, all Secured Obligations and all other amounts due and payable to the Note Purchasers and the Noteholders pursuant to the Basic Documents have been paid in full, acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

     SECTION 11.12. LIMITATION OF LIABILITY OF TRUSTEE. Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee and Backup Servicer and in no event shall Wells Fargo Bank, National Association, have any liability for the representations, warranties, covenants, agreements or other obligations of the Purchaser hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser.

     SECTION 11.13. INDEPENDENCE OF THE SERVICER. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Purchaser, the Trustee and Backup Servicer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Purchaser in any way and shall not otherwise be deemed an agent of the Purchaser.

     SECTION 11.14. NO JOINT VENTURE. Nothing contained in this Agreement (i) shall constitute the Servicer and the Purchaser as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others, except as expressly provided in this Agreement and the other Basic Documents.

     SECTION 11.15. INTENTION OF PARTIES REGARDING DELAWARE SECURITIZATION ACT. It is the intention of the Purchaser and the Seller that the transfer and assignment of the property contemplated by SECTION 2.1(A) of this Agreement shall constitute a sale of property from the Seller to the Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to such assets shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law. In addition, for purposes of complying with the requirements of the Asset-Backed Securities Facilitation Act of the State of Delaware, 6 Del. C. ss. 2701A, et seq. (the "SECURITIZATION ACT"), each of the parties hereto hereby agrees that:

          (a) any property, assets or rights purported to be transferred, in whole or in part, by the Seller to the Purchaser pursuant to this Agreement shall be deemed to no longer be the property, assets or rights of the Seller;

          (b) none of the Seller, its creditors or, in any insolvency proceeding with respect to the Seller or the Seller's property, a bankruptcy trustee, receiver, debtor, debtor in possession or similar person, to the extent the issue is governed by Delaware law, shall have any rights, legal or equitable, whatsoever to reacquire (except pursuant to a provision of this Agreement), reclaim, recover, repudiate, disaffirm, redeem or recharacterize as property of the Seller any property, assets or rights purported to be transferred, in whole or in part, by the Seller to the Purchaser pursuant to this Agreement;

          (c) in the event of a bankruptcy, receivership or other insolvency proceeding with respect to the Seller or the Seller's property, to the extent the issue is governed by Delaware law, such property, assets and rights shall not be deemed to be part of the Seller's property, assets, rights or estate; and

          (d) the transaction contemplated by this Agreement shall constitute a "securitization transaction" as such term is used in the Securitization Act.

     SECTION 11.16. SPECIAL SUPPLEMENTAL AGREEMENT. If any party to this Agreement is unable to sign any amendment or supplement due to its dissolution, winding up or comparable circumstances, then the consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class shall be sufficient to amend this Agreement without such party's signature.

     SECTION 11.17. FULL RECOURSE TO THE ISSUER AND THE PURCHASER. The obligations of the Issuer and the Purchaser under this Agreement and the other Basic Documents to which it is a party shall be full recourse obligations of the Issuer and the Purchaser. Notwithstanding the foregoing, no recourse shall be had for the payment of any amount owing hereunder or for the payment of any fee hereunder or any other obligation of, or claim against, the Issuer or the Purchaser arising out of or based upon any provision herein or under any other Basic Document, against any member, employee, officer, agent, director or authorized person of the Issuer or the Purchaser or any Affiliate thereof except as the Issuer or the Purchaser may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; PROVIDED, HOWEVER, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them. Nothing contained in this Section shall limit or be deemed to limit any obligations of the Issuer, the Purchaser, the Seller or the Servicer hereunder or under any other Basic Document, which obligations are full recourse obligations of the Issuer, the Purchaser, the Seller and the Servicer, respectively.

     SECTION 11.18. ACKNOWLEDGEMENT OF ROLES. The parties expressly acknowledge and consent to Wells Fargo Bank, National Association acting in the multiple capacities of Backup Servicer and Trustee. The parties agree that Wells Fargo Bank, National Association in such multiple capacities shall not be subject to any claim, defense or liability arising from its performance in any such capacity based on conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank, National Association of any other such capacity or capacities in accordance with this Agreement or any other Basic Documents to which it is a party.

     SECTION 11.19. TERMINATION. Except as otherwise provided herein, the respective obligations and responsibilities of the Seller, the Purchaser, the Issuer, the Servicer, the Backup Servicer and the Trustee created hereby shall terminate on the Termination Date; PROVIDED, HOWEVER, in any case there shall be delivered to the Trustee, each Note Purchaser and each Noteholder an Opinion of Counsel that all applicable preference periods under federal, State and local bankruptcy, insolvency and similar laws have expired with respect to the payments pursuant to this SECTION 11.19. The Servicer shall promptly notify the Trustee, the Seller, the Issuer, each Note Purchaser and each Noteholder of any prospective termination pursuant to this SECTION 11.19.

     SECTION 11.20. SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT, ANY OTHER BASIC DOCUMENT OR ANY DOCUMENT RELATED HERETO OR THERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

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     SECTION 11.21. WAIVER OF TRIAL BY JURY. THE PARTIES HERETO EACH WAIVE THEIR
RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTY, WHETHER
WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT
TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, ANY OTHER BASIC DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER BASIC DOCUMENT.

     SECTION 11.22. PROCESS AGENT. Each of the Purchaser, Seller, Servicer and Trustee agrees that the process by which any proceedings in the State of New York are begun may be served on it by being delivered by certified mail at the chief executive office or corporate trust office, as applicable, or at its registered office for the time being. If such person is not or ceases to be effectively appointed to accept service of process on the Purchaser's, Seller's, Servicer's or Trustee's behalf, the Purchaser, Seller, Servicer or Trustee, as applicable, shall, on the written demand of the process agent, appoint a further person in the State of New York to accept service of process on its behalf and, failing such appointment within 15 days, the process agent shall be entitled to appoint such a person by written notice to the Purchaser, Seller, Servicer or Trustee, as applicable. Nothing in this sub-clause shall affect the right of the process agent to serve process in any other manner permitted by law.

     SECTION 11.23. SET-OFF.(a) Each of the Seller, the Purchaser, the Issuer and the Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in any account described herein or in the Basic Documents for any amount owed to it by any Note Purchaser or any Noteholder.

          (b) In addition to any rights now or hereafter granted under applicable law and not by way of limitation of such rights, during the continuance of any Event of Default hereunder:

               (i) each Note Purchaser is hereby authorized at any time and from time to time, without notice to the Purchaser or the Issuer, such notice being hereby expressly waived, to set-off any obligation owing by such Note Purchaser or any of its Affiliates to the Purchaser or the Issuer, or against any funds or other property of the Purchaser or the Issuer, held by or otherwise in the possession of such Note Purchaser or any of its Affiliates, the respective obligations of the Purchaser or the Issuer to such Note Purchaser under this Agreement and the other Basic Documents and irrespective of whether or not such Note Purchaser shall have made any demand hereunder or thereunder; provided that if a Class B Note Purchaser elects to exercise its right of set-off pursuant to this clause (i) at any time that it is not the Controlling Note Purchaser, such Class B Note Purchaser shall pay the amount of any such set-off to the Trustee for deposit into the Collection Account for application pursuant to Section 5.7 hereof; and

               (ii) each Note Purchaser is hereby authorized at any time and from time to time, without notice to the Seller or the Servicer, such notice being hereby expressly waived, to set-off any obligation owing by such Note Purchaser or any of its Affiliates to the Seller or the Servicer, or against any funds or other property of the Seller or the Servicer held by or otherwise in the possession of such Note Purchaser or any of its Affiliates, the respective obligations of the Seller or the Servicer to such Note Purchaser under this Agreement and the other Basic Documents and irrespective of whether or not such Note Purchaser shall have made any demand hereunder or thereunder; provided that if a Class B Note Purchaser elects to exercise its right of set-off pursuant to this clause (ii) at any time that it is not the Controlling Note Purchaser, such Class B Note Purchaser shall pay the amount of any such set-off to the Trustee for deposit into the Collection Account for application pursuant to Section 5.7 hereof.

     SECTION 11.24. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     SECTION 11.25. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement and the other Basic Documents sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Basic Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 11.26. INTERCREDITOR AGREEMENT TO CONTROL. The rights, obligations and remedies of the parties to this Agreement and under the other Basic Documents are subject in all respects to the terms and provisions of the Intercreditor Agreements; provided, however that to the extent such rights, obligations and remedies relate to the Bear Cross Collateral, such rights, obligations and remedies are subject in all respects to the terms and provisions of the Bear Intercreditor Agreement. In the event of any conflict between the terms of this Agreement or any other Basic Document and the Intercreditor Agreement, the Intercreditor Agreement shall control. In addition, in the event of any conflict between the terms of this Agreement or any other Basic Document and the Bear Intercreditor Agreement that relates to the Bear Cross Collateral, the Bear Intercreditor Agreement shall control.

     SECTION 11.27. CONTROLLING NOTE PURCHASER; MAJORITY NOTEHOLDERS OF HIGHEST PRIORITY CLASS. Notwithstanding anything contained in this Agreement or the other Basic Documents to the contrary, in taking or refraining from taking any action with respect to this Agreement or any other Basic Document, (i) the Class A Note Purchaser, when acting as Controlling Note Purchaser, will be acting solely for its own benefit, and (ii) any Class A Noteholder, when acting as one of the Majority Noteholders of the Highest Priority Class, shall be acting solely for its own benefit, and in each case not as agent, fiduciary or in any other capacity on behalf of the Issuer, the Purchaser, the Seller, the Servicer, any Class B Note Purchaser, any Class B Noteholder or any other Person. The interests of the Class A Note Purchaser and the Class A Noteholders may be adverse to the interests of the Issuer, the Purchaser, the Seller, the Servicer, the Class B Note Purchasers and the Class B Noteholders (or any of them), and the Class A Note Purchaser and the Class A Noteholders are not obligated to consider the interests of the Issuer, the Purchaser, the Seller, the Servicer, any Class B Note Purchaser, any Class B Noteholder or any other Person in taking or refraining from taking any action under this Agreement or any other Basic Document (including without limitation making any determination of Market Value, making any determination of market value of Pledged Subordinate Securities, determining whether or not to extend the Servicer's term, declaring an Event of Default, declaring a Class A Funding Termination Event, declaring a Servicer Termination Event, agreeing to any amendments to or waivers under any Basic Document, accelerating the Class A Notes or exercising any other rights or remedies under any Basic Document or applicable law). Accordingly, any action taken or omitted by the Class A Note Purchaser or any Class A Noteholder under this Agreement or any other Basic Document may not be in the interests of, and may be directly adverse to the interests of, the Issuer, the Purchaser, the Seller, the Servicer, the Class B Note Purchasers and the Class B Noteholders (or any of them). In addition, except as otherwise expressly provided in this Agreement or the other Basic Documents, the Class A Note Purchaser or any Class A Noteholder may waive or modify the terms of this Agreement or any other Basic Document from time to time without the consent of any Class B Note Purchaser or any Class B Noteholder, and shall, if an Event of Default, a Class A Funding Termination Event or a Servicer Termination Event shall occur, have the sole and absolute discretion to exercise rights and remedies under the Basic Documents (except with respect to the Pledged Subordinate Securities, the Bear Cross Collateral (subject to the Bear Intercreditor Agreement) and the Class B Available Funds), including without limitation to terminate the Servicer and/or to cause an acceleration of the Class A Notes and the liquidation of the Collateral, in each case without regard to the interests of the Issuer, the Purchaser, the Seller, the Servicer, any Class B Note Purchaser, any Class B Noteholder or any other Person. The Issuer, the Purchaser, the Seller, the Servicer, the Class B Note Purchasers and the Class B Noteholders hereby waive any and all conflicts of interest (if any) that may arise in respect of the exercise of any such rights or remedies by the Class A Note Purchaser or any Class A Noteholder.

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     SECTION 11.28. NO NOVATION. It is expressly understood and agreed by the parties hereto that the amendment and restatement of this Agreement is in no way intended to and shall not be deemed to constitute a novation or repayment of the outstanding Class A Advances and the other obligations and liabilities existing under the Original Basic Documents and the security interest of the Trustee in the Collateral for the benefit of the Noteholders and the Note Purchasers shall remain in full force and effect after giving effect to the amendment and restatement of this Agreement.

     SECTION 11.29. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNITIES. The representations, warranties and indemnity obligations of the Issuer, the Purchaser, the Servicer, the Seller and CPS made in the Original Sale and Servicing Agreement and each other Original Basic Document prior to the Class B Closing Date shall survive the Class B Closing Date and the execution and delivery of this Agreement, and each such representation and warranty so made is true and correct as of the date originally made and as of the date hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                PAGE FUNDING LLC, as Purchaser and Issuer




                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

                                CONSUMER PORTFOLIO SERVICES, INC., as
                                Seller and Servicer


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

                                WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Backup Servicer and Trustee


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


CONSENTED TO BY:

UBS REAL ESTATE SECURITIES, INC.,
as Class A Noteholder and Class A Note Purchaser


By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------



By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------

                                 ACKNOWLEDGEMENT
                                 ---------------

     TFC, in its capacity as a subservicer with respect to the TFC Managed Receivables hereby acknowledges and agrees to the provisions set forth in Sections 4.5 and 4.17 of the foregoing Agreement.



                                                THE FINANCE COMPANY



                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________

                             ANNEX A---DEFINED TERMS


     "ACCOUNT CONTROL AGREEMENT" means that Amended and Restated Deposit Account Control Agreement dated as of February 14, 2007, by and among CPS, the Note Purchasers and Wells Fargo Bank, National Association, as such agreement may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "ACCOUNTING DATE" means, with respect to any Determination Date, the close of business on the day immediately preceding such Determination Date.

     "ACCOUNTANTS' REPORT" means the report of a firm of nationally recognized independent accountants described in SECTION 4.11 of the Sale and Servicing Agreement.

     "ACCRUAL PERIOD" means a calendar month; provided that the initial Accrual Period for the Class A Notes shall be the period from and including the day after the Cutoff Date for the initial Class A Funding Date to and including July 31, 2004, and the initial Accrual Period for the Class B Notes shall be the period from and including the day after the Cutoff Date for the initial Class B Funding Date to and including March 15, 2007.

     "ACT" has the meaning specified in SECTION 11.3 of the Indenture.

     "ADDITIONAL CLASS B COLLATERAL" means, collectively, the collateral granted pursuant to Granting Clause II of the Indenture and Granting Clause III of the Bear Indenture.

     "ADDITION NOTICE" means, with respect to any transfer of Receivables to the Purchaser pursuant to SECTION 2.1 of the Sale and Servicing Agreement, notice of the Seller's election to transfer Receivables to the Purchaser, such notice to designate the related Funding Date and the aggregate principal amount of Receivables to be transferred on such Funding Date, substantially in the form of EXHIBIT G to the Sale and Servicing Agreement.

     "ADVANCE" means, with respect to the Class A Notes, a Class A Advance and with respect to the Class B Notes, a Class B Advance.

     "ADVANCE AMOUNT" means, with respect to the Class A Notes, the Class A Advance Amount and with respect to the Class B Notes, the Class B Advance Amount.

     "AFFILIATE" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition, the term "CONTROL" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH" have meanings correlative to the foregoing. In addition, for purposes of this definition, any fund or investment vehicle, whether existing as of the Class B Closing Date or thereafter formed, which is managed by any Person, shall be deemed to by an "AFFILIATE" of such Person.

     "AGGREGATE PRINCIPAL BALANCE" means, with respect to any date of determination and with respect to the Receivables, the Eligible Receivables or any specified portion thereof, as the case may be, the sum of the Principal Balances for all Receivables, the Eligible Receivables or any specified portion thereof, as the case may be (other than (i) any Receivable that became a Liquidated Receivable prior to the end of the most recently ended Accrual Period and (ii) any Receivable that became a Purchased Receivable prior to the end of the most recently ended Accrual Period) as of the date of determination.

     "AMOUNT FINANCED" means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of a Contract, and related costs.

     "ANNUAL PERCENTAGE RATE" or "APR" of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

     "ASSIGNMENT" means an assignment from the Seller to the Purchaser with respect to the Receivables and Other Conveyed Property to be conveyed by the Seller to the Purchaser on any Funding Date, in substantially the form of EXHIBIT F to the Sale and Servicing Agreement.

     "ASSUMPTION DATE" has the meaning set forth in SECTION 10.3(A) of the Sale and Servicing Agreement.

     "AUTHORIZED OFFICER" means, with respect to the Servicer or the Issuer, any officer or agent acting pursuant to a power of attorney of the Servicer or the Issuer, as the case may be, who is authorized to act therefor and who is identified on the list of Authorized Officers delivered by such Person to the Trustee and each Note Purchaser on the Class B Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "AVAILABLE FUNDS" means, for each Settlement Date, the sum of the following amounts with respect to the preceding Accrual Period, without duplication: (i) all collections on the Receivables; (ii) all Net Liquidation Proceeds received during such Accrual Period with respect to Liquidated Receivables; (iii) the Purchase Amount of each Receivable repurchased by the Seller or the Purchaser during such Accrual Period; (iv) Investment Earnings in respect of Available Funds for the related Settlement Date; (v) all amounts received during such Accrual Period pursuant to Receivable Insurance Policies with respect to any Financed Vehicles; (vi) cash received from a Class A Margin Call and/or a Class B Margin Call; (vii) any amounts received during such Accrual Period (including, without limitation, all proceeds from any Securitization Transaction) in respect of Collateral that is released from the Lien Granted by Granting Clause I and Granting Clause III of the Indenture in connection with an optional prepayment of a class of Notes in accordance with Section 10.1 of the Indenture; (viii) any amounts received during such Accrual Period from a Class B Note Purchaser pursuant to Section 11.23(b) of the Sale and Servicing Agreement; and (ix) all proceeds received during such Accrual Period in connection with the sale of any TFC Receivables pursuant to Section 5.17 of the Indenture.

     "BACKUP SERVICER" means Wells Fargo Bank, National Association in its capacity as Backup Servicer pursuant to the terms of the Servicing Assumption Agreement or such Person as shall have been appointed Backup Servicer pursuant to Section 9.3(b) or 9.6 of the Sale and Servicing Agreement.

     "BACKUP SERVICING FEE" means (A) the fee payable to the Backup Servicer so long as the Seller or any successor Servicer (other than the Backup Servicer) is the Servicer, on each Settlement Date in the amount equal to $1,800 per monthly data transmission received by the Backup Servicer pursuant to Section 4.14 of the Sale and Servicing Agreement and (B) any other amounts payable to the Backup Servicer pursuant to the Fee Schedule.

     "BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 ET SEQ.

     "BASIC DOCUMENTS" means the Notes, the Indenture, the Sale and Servicing Agreement (including this Annex A), the Lockbox Agreements, each Note Purchase Agreement, the LLC Agreement, each Assignment, the Pledge Agreement, the Servicing Assumption Agreement, the Engagement Letter, the Consent and Agreement, the Servicer Termination Side Letter, the Account Control Agreement, the Intercreditor Agreement, the Bear Intercreditor Agreement and other documents and certificates delivered in connection therewith.

     "BEAR BASIC DOCUMENTS" has the meaning assigned to the term "Basic Documents" in Annex A to the Bear Sale and Servicing Agreement.

     "BEAR CROSS COLLATERAL" has the meaning specified in Granting Clause III of the Bear Indenture.

     "BEAR INDENTURE" means the Amended and Restated Indenture dated as of January 12, 2007 between Page Three Funding LLC and Wells Fargo Bank, National Association, as trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "BEAR INDENTURE TRUSTEE" means Wells Fargo Bank, National Association, a national banking association, not in its individual capacity but as trustee under the Bear Indenture, or any successor trustee under the Bear Indenture.

     "BEAR INTERCREDITOR AGREEMENT" means the Intercreditor Agreement by and among Bear, Stearns & Co. Inc., The Patriot Group, LLC, Waterfall Eden Fund, LP, Page Three Funding, LLC, CPS and the Bear Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "BEAR SALE AND SERVICING AGREEMENT" means the Amended and Restated Sale and Servicing Agreement dated as of January 12, 2007, by and among Page Three Funding LLC, as Purchaser and Issuer, CPS, as Seller and Servicer, and Wells Fargo Bank, National Association, as the Backup Servicer and the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "BEAR SECURED OBLIGATIONS" means all amounts and obligations which Page Three Funding LLC may at any time owe under the Bear Warehouse Facility to, or on behalf of, the holders of the Class B notes issued thereunder, the Class B note purchasers thereunder and/or the Bear Indenture Trustee for the benefit of the holders of the Class B notes issued thereunder and the Class B note purchasers thereunder, in each case whether now owed or hereafter arising.

     "BEAR WAREHOUSE FACILITY" means the transactions contemplated by the Bear Basic Documents.

     "BEAR WAREHOUSE FACILITY TERMINATION DATE" means the date on which the commitment of the Class A note purchaser under the Bear Warehouse Facility to make advances under the Bear Basic Documents is terminated in accordance with the terms of the Bear Basic Documents, unless such commitment is extended by the Class A note purchaser under the Bear Warehouse Facility in accordance with the terms of the Bear Basic Documents.

     "BORROWING BASE" means, with respect to the Class A Notes, the Class A Borrowing Base and with respect to the Class B Notes, the Class B Borrowing Base.

     "BORROWING BASE DEFICIENCY" means, with respect to the Class A Notes, a Class A Borrowing Base Deficiency and with respect to the Class B Notes, a Class B Borrowing Base Deficiency.

     "BUSINESS DAY" means any (i) day other than a Saturday, a Sunday or other day on which commercial banks located in the states of Minnesota, California or New York are authorized or obligated to be closed and (ii) if the applicable Business Day relates to the determination of LIBOR, a day which is a day described in clause (i) above which is also a day for trading by and between banks in the London interbank eurodollar market.

     "CASUALTY" means, with respect to a Financed Vehicle, the total loss or destruction of such Financed Vehicle.

     "CHANGE OF CONTROL" means a change resulting when (i) the Seller no longer owns 100% of the membership interests in the Purchaser, (ii) the Seller or the Purchaser merges or consolidates with, or sells all or substantially all of its assets to any other Person, or (iii) any Unrelated Person or any Unrelated Persons, acting together, that would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time Beneficially Own more than 50% of the aggregate voting power of all classes of Voting Stock of the Seller. As used herein, (a) "Beneficially Own" shall mean "beneficially own" as defined in Rule 13d-3 of the Exchange Act, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (b) "Group" shall mean a "group" for purposes of Section 13(d) of the Exchange Act; (c) "Unrelated Person" shall mean at any time any Person other than the Seller or any of its Subsidiaries and other than any trust for any employee benefit plan of the Seller or any of its Subsidiaries; (d) "Related Person" shall mean any other Person owning (1) 5% or more of the outstanding common stock of such Person, or (2) 5% or more of the Voting Stock of such Person; and (e) "Voting Stock" of any Person shall mean the capital stock or other indicia of equity rights of such Person which at the time has the power to vote for the election of one or more members of the Board of Directors (or other governing body) of such Person.

     "CLASS A ADVANCE" has the meaning assigned to the term "Advance" in paragraph 4 of the recitals to the Class A Note Purchase Agreement.

     "CLASS A ADVANCE AMOUNT" means, as of any Class A Funding Date, an amount not less than $2,000,000 and not more than the lesser of (i) the excess of the Class A Maximum Invested Amount over the Class A Invested Amount as of such Class A Funding Date and (ii) the excess of the Class A Net Borrowing Base (taking into account the Receivables to be purchased on such Class A Funding
Date) over the Class A Invested Amount as of such Class A Funding Date.

     "CLASS A ADVANCE RATE" means (a) with respect to each TFC Receivable, 70% and (b) with respect to each CPS Receivable, 83%.

     "CLASS A ADVANCE REQUEST" has the meaning given to such term in Section 2.03(a) of the Class A Note Purchase Agreement.

     "CLASS A AMORTIZATION PERIOD" means the period beginning on the Class A Facility Termination Date and ending on the Class A Final Scheduled Settlement Date.

     "CLASS A APPLICABLE MARGIN" means (a) with respect to any day prior to the commencement of the Amortization Period, 2.00%, and (b) with respect to any day on or after which the Amortization Period commences, the Class A Default Applicable Margin.

     "CLASS A BORROWING BASE" means, as of any date of determination, an amount equal to the sum of (i) the CPS Borrowing Base, (ii) the lesser of (A) the TFC Borrowing Base and (B) $25,000,000 and (iii) Available Funds allocable to principal payments made by Obligors (including any Eligible Investments) on deposit in the Collection Account.

     "CLASS A BORROWING BASE CERTIFICATE" means, with respect to any transfer of Receivables, the certificate of the Servicer setting forth the calculation of the Class A Borrowing Base, substantially in the form of EXHIBIT A to the Class A Note Purchase Agreement.

     "CLASS A BORROWING BASE DEFICIENCY" means, as of any date of determination, the positive excess, if any, of the Class A Invested Amount over the Class A Borrowing Base, after application of funds, if any, by the Trustee in reduction of the Class A Invested Amount as contemplated by Section 3.05 of the Class A Note Purchase Agreement.

     "CLASS A CLOSING DATE" means June 30, 2004.

     "CLASS A COMMITMENT" means the obligation of the Class A Note Purchaser to make Class A Advances to the Issuer pursuant to the terms and subject to the conditions of the Class A Note Purchase Agreement and the other Basic Documents, which obligation shall be deemed terminated following the occurrence and continuance of a Class A Funding Termination Event if any and all amounts due to the Class A Note Purchaser and/or the Class A Noteholders pursuant to the Basic Documents have been paid in full.

     "CLASS A DEFAULT APPLICABLE MARGIN" means 4.00%.

     "CLASS A FACILITY TERMINATION DATE" means the earlier of (I) the first to occur of (A) the Class A Scheduled Maturity Date or (B) the date of the occurrence of a Class A Funding Termination Event specified in clauses (iv) through (vi) of the definition thereof, (II) the date of the occurrence of a Class A Funding Termination Event specified in clauses (i) through (iii) of the definition thereof, and (III) any anniversary of the Class A Closing Date to the extent that the Class A Note Purchaser, the Issuer or CPS has delivered notice of termination to the other parties to the Class A Note Purchase Agreement and the Class B Note Purchasers no earlier than 90 days and no later than 30 days prior to such anniversary.

     "CLASS A FINAL SCHEDULED SETTLEMENT DATE" means the Settlement Date occurring on or after the date that is four months after the Class A Facility Termination Date.

     "CLASS A FUNDING DATE" means the Business Day on which a Class A Advance occurs.

     "CLASS A FUNDING TERMINATION EVENT" means the occurrence of any one of the following events, unless waived in writing by the Class A Note Purchaser: (i) an Event of Default; (ii) failure by the Seller or the Servicer to repurchase any Receivable in accordance with the terms of the Sale and Servicing Agreement;
(iii) CPS or an Affiliate thereof shall no longer be the Servicer under the Sale and Servicing Agreement; (iv) CPS is terminated as servicer under any other sale and servicing agreement relating to a term securitization or warehouse financing facility (other than a term securitization or a warehouse financing facility, with respect to which CPS is only in the capacity of a third-party servicer and owns no residual interest therein and the related retail motor vehicle installment sale contracts of which were not originated or purchased by CPS or its Affiliates); (v) failure by the Issuer or the Servicer to accept the proposed assignee in accordance with Section 8.03(c)(iii) of the Class A Note Purchase Agreement; and (vi) Charles E. Bradley, Sr. becomes an officer, director or employee of the Seller.

     "CLASS A HOLDERS" or "CLASS A NOTEHOLDERS" means the Persons in whose name the Class A Notes are registered on the Note Register, which on the Class B Closing Date shall be UBS Real Estate Securities Inc. or an Affiliate thereof.

     "CLASS A INITIAL ADVANCE" means the first Class A Advance that is funded on or after the Closing Date.

     "CLASS A INVESTED AMOUNT" means, with respect to any date of determination, the aggregate principal amount (including all Class A Advance Amounts as of such date) of the Class A Notes at such date of determination.

     "CLASS A MAJORITY NOTEHOLDERS" means Holders of Class A Notes that in the aggregate constitute more than 50% of the Percentage Interests of all Class A Notes.

     "CLASS A MARGIN CALL" has the meaning given to such term in Section 3.06(c) of the Class A Note Purchase Agreement.

     "CLASS A MAXIMUM INVESTED AMOUNT" means $200,000,000.

     "CLASS A NET BORROWING BASE" means, as of any date of determination, an amount equal to the Class A Borrowing Base, less any Available Funds (including any Eligible Investments) on deposit in the Collection Account.

     "CLASS A NOTES" means the Floating Rate Variable Funding Notes, Class A, each substantially in the form set forth in EXHIBIT A-1 to the Indenture.

     "CLASS A NOTE INTEREST RATE" means for any day during any Interest Period the sum of (i) LIBOR for such day and (ii) the Class A Applicable Margin for such day; PROVIDED, HOWEVER, that the Class A Note Interest Rate will in no event be higher than the maximum rate permitted by law.

     "CLASS A NOTE PURCHASE AGREEMENT" means the Second Amended and Restated Note Purchase Agreement dated as of February 14, 2007 among UBS Real Estate Securities Inc., the Issuer, the Purchaser, the Seller and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "CLASS A NOTE PURCHASER" means UBS Real Estate Securities Inc. and its successors and permitted assigns.

     "CLASS A NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Settlement Date, the excess of the Class A Noteholders' Interest Distributable Amount for the preceding Settlement Date over the amount that was actually deposited in the Note Distribution Account on such preceding Settlement Date on account of the Class A Noteholders' Interest Distributable Amount.

     "CLASS A NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Settlement Date, the sum of the Class A Noteholders' Monthly Interest Distributable Amount for such Settlement Date and the Class A Noteholders' Interest Carryover Shortfall for such Settlement Date, if any, plus interest on the Class A Noteholders' Interest Carryover Shortfall, to the extent permitted by law, at the Class A Note Interest Rate for the related Interest Period(s), from and including the preceding Settlement Date to, but excluding, the current Settlement Date.

     "CLASS A NOTEHOLDERS' MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Settlement Date, the sum of the interest amounts accrued on the Class A Notes on each day during the related Interest Period. The interest amount accrued on the Class A Notes on any day during any Interest Period shall equal the product of (i) the Class A Note Interest Rate for such day and (ii) the Class A Invested Amount on such day and (iii) 1/360.

     "CLASS A NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Settlement Date (other than the Class A Final Scheduled Settlement Date)
(A) (i) prior to the Class A Facility Termination Date or (ii) upon and after the Class A Facility Termination Date that results upon the occurrence of any event specified in clause (I) or (III) of the definition thereof, the Class A Borrowing Base Deficiency, if any, and (B) upon and after the Class A Facility Termination Date that results upon the occurrence of any event specified in clause (II) of the definition thereof, the aggregate outstanding principal amount of the Class A Notes. The Class A Noteholders' Principal Distributable Amount on the Class A Final Scheduled Settlement Date will equal the aggregate outstanding principal amount of the Class A Notes.

     "CLASS A SCHEDULED MATURITY DATE" means June 30, 2007 or such later date as agreed upon pursuant to SECTION 2.05 of the Class A Note Purchase Agreement.

     "CLASS A TERM" has the meaning given to such term in SECTION 2.05 of the Class A Note Purchase Agreement.

     "CLASS A UNUSED FACILITY FEE" has the meaning set forth in Section 3.02(c) of the Class A Note Purchase Agreement.

     "CLASS B ADVANCE" has the meaning set forth in paragraph 4 of the recitals to the Class B Note Purchase Agreement.

     "CLASS B ADVANCE AMOUNT" means, as of any Class B Funding Date, an amount not less than $250,000 and not more than the lesser of (i) the excess of the Class B Maximum Invested Amount over the Class B Invested Amount as of such Class B Funding Date and (ii) the excess of the Class B Borrowing Base over the Class B Invested Amount as of such Class B Funding Date.

     "CLASS B ADVANCE REQUEST" has the meaning set forth in Section 2.03(a) of the Class B Note Purchase Agreement.

     "CLASS B APPLICABLE MARGIN" means 5.50%; provided that on any day on which an Event of Default shall exist, the Class B Applicable Margin shall be the Class B Default Applicable Margin.

     "CLASS B AVAILABLE FUNDS" means, for each Settlement Date, (i) all amounts collected during the related Accrual Period in respect of the Additional Class B Collateral; (ii) Investment Earnings in respect of Class B Available Funds for the related Settlement Date; (iii) any amounts received during the related Accrual Period in respect of Additional Class B Collateral that are released from the Lien Granted by Granting Clause II of the Indenture in connection with an optional prepayment of the Class B Notes in accordance with Section 10.1 of the Indenture, (iv) any amounts received during the related Accrual Period in respect of Bear Cross Collateral that is released from the Lien Granted by Granting Clause III of the Bear Indenture in connection with an optional prepayment of the Class B notes issued pursuant to the Bear Indenture in accordance with Section 10.1 thereof; and (v) any Pre-Funding Proceeds deposited by the Issuer into the Collection Account pursuant to Section 10.1 of the Indenture.

     "CLASS B BORROWING BASE" means, as of any date of determination, an amount equal to the sum of (1) the lesser of (A) the excess of (I) 96% of the Market Value (excluding for purposes of this calculation the TFC Receivables) over (II) the Class A Invested Amount (calculated without regard to Class A Advances made with respect to the TFC Receivables) and (B) the excess of (I) the product of
(a) the Net Eligible Receivables Balance (excluding for purposes of this calculation the TFC Receivables) and (b) the Maximum Advance Rate over (II) the Class A Invested Amount (calculated without regard to Class A Advances made with respect to the TFC Receivables), and (2) 50% of the market value (as determined by the lead placement agent of the related Securitization Transaction) of any Pledged Subordinate Securities (excluding, for purposes of such calculation, any Pledged Subordinate Securities that constitute residual interest securities); provided, however, that for purposes of this definition, the market value of any Pledged Subordinate Securities shall be deemed to equal zero from and after 31 days after the related Securitization Closing Date, and the Pledged Subordinate Securities shall only support the Class B Advances in respect of CPS Receivables that have been sold into the related Securitization Transaction.

     "CLASS B BORROWING BASE CERTIFICATE" means, with respect to any transfer of Receivables, the certificate of the Servicer setting forth the calculation of the Class B Borrowing Base, substantially in the form of EXHIBIT A to the Class B Note Purchase Agreement.

     "CLASS B BORROWING BASE DEFICIENCY" means, as of any date of determination, the positive excess, if any, of the Class B Invested Amount over the Class B Borrowing Base, after application of funds, if any, by the Trustee in reduction of the Class B Invested Amount as contemplated by Section 3.05 of the Class B Note Purchase Agreement.

     "CLASS B CLOSING DATE" means February 14, 2007.

     "CLASS B COMMITMENT" means the collective obligation of the Class B Note Purchasers to make their respective pro rata portion of the Class B Advances to the Issuer pursuant to the terms and subject to the conditions of the Class B Note Purchase Agreement and the other Basic Documents.

     "CLASS B COMMITMENT FEE" means, with respect to any Settlement Date, for so long as no Funding Termination Event shall have occurred and be continuing, a fee in an amount equal to the product of (a) a fraction, the numerator of which is the actual number of days elapsed in the related Accrual Period and the denominator of which is 360, (b) twenty-five basis points (0.25%) and (c) the excess, if any, of (i) $25,000,000 over (ii) the greater of (1) $6,250,000 and
(2) the sum of (x) the daily average of the Class B Invested Amount for the immediately preceding Accrual Period set forth in the related Servicer's Certificate as and to the extent verified by each Class B Note Purchaser, and
(y) the daily average of the "Class B Invested Amount" under the Bear Warehouse Facility for the immediately preceding accrual period set forth in the related servicer's certificate delivered under the Bear Basic Documents as and to the extent verified by each Class B note purchaser thereunder.

     "CLASS B DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, a Class B Event of Default.

     "CLASS B DEFAULT APPLICABLE MARGIN" means 7.50%.

     "CLASS B EVENT OF DEFAULT" means (i) a default in the payment of any interest or principal on the Class B Notes or any other amount due with respect to the Class B Notes or any amount due to any Class B Note Purchaser under any Basic Document when the same becomes due and payable, which default continues for a period of one (1) Business Day, (ii) the occurrence and continuance of a

Class B Borrowing Base Deficiency that is not cured within one (1) Business Day,
(iii) the Trustee shall for any reason cease to have a first priority perfected security interest in the Pledged Subordinate Securities for the benefit of the Class B Noteholders and the Class B Note Purchasers, (iv) the Trustee shall for any reason cease to have a second priority perfected security interest in the Bear Cross Collateral (subject only to the prior Liens granted pursuant to the Bear Basic Documents), for the benefit of the Class B Noteholders and the Class B Note Purchasers; or (v) the failure by the Issuer, the Purchaser, the Servicer or the Seller to perform or observe any term, covenant, or agreement under the Basic Documents, which failure materially and adversely affects the rights of the Class B Note Purchasers and/or the Class B Noteholders (as determined by a Class B Note Purchaser or the Class B Majority Noteholders in their sole discretion) and is not cured within 30 calendar days after written notice is received by the Issuer, the Purchaser, the Servicer or the Seller, as applicable, from the Trustee, a Class B Note Purchaser or a Class B Noteholder or after discovery of such failure by a Responsible Officer of the Issuer, the Purchaser, the Servicer or the Seller, as applicable. "CLASS B FACILITY RENEWAL FEE" has the meaning specified in Section 2.05(a) of the Class B Note Purchase Agreement.

     "CLASS B FACILITY TERMINATION DATE" means the earlier of (a) the Class B Scheduled Maturity Date, (b) the date of the occurrence of an Event of Default specified in Section 5.1(a)(v) of the Indenture, and (c) the date of the occurrence of any Event of Default (other than an Event of Default specified in Section 5.1(a)(v) of the Indenture) if the Class B Note Purchaser is the Controlling Note Purchaser on such date.

     "CLASS B FUNDING DATE" means the Business Day on which a Class B Advance occurs.

     "CLASS B FUNDING TERMINATION EVENT" means the occurrence and continuance of
(i) a Class A Funding Termination Event, or (ii) a Class B Event of Default.

     "CLASS B HOLDERS" or "CLASS B NOTEHOLDERS" means the Persons in whose name the Class B Notes are registered on the Note Register, which shall initially be The Patriot Group, LLC and Waterfall Eden Fund, LP.

     "CLASS B INITIAL ADVANCE" means the first Class B Advance that is funded on or after the Closing Date.

     "CLASS B INVESTED AMOUNT" means, with respect to any date of determination, the aggregate principal amount (including all outstanding Class B Advances as of such date) of the Class B Notes at such date of determination.

     "CLASS B MAJORITY NOTEHOLDERS" means Holders of Class B Notes that in the aggregate constitute more than 50% of the Percentage Interests of all Class B Notes.

     "CLASS B MARGIN CALL" has the meaning given to such term in Section 3.05(c) of the Class B Note Purchase Agreement.

     "CLASS B MAXIMUM INVESTED AMOUNT" means, as of any date, $25,000,000, less the outstanding principal amount of any Bear Secured Obligations on such date.

     "CLASS B NOTES" means the Floating Rate Variable Funding Notes, Class B, each substantially in the form set forth in EXHIBIT A-2 to the Indenture.

     "CLASS B NOTE INTEREST RATE" means for any day during any Interest Period the sum of (i) LIBOR for such day and (ii) the Class B Applicable Margin for such day; PROVIDED, HOWEVER, that the Class B Note Interest Rate will in no event be higher than the maximum rate permitted by law.

     "CLASS B NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement dated as of February 14, 2007 among each Class B Note Purchaser, the Issuer, the Purchaser, the Seller and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "CLASS B NOTE PURCHASER" means each of The Patriot Group, LLC and Waterfall Eden Fund, LP and their respective successors and permitted assigns.

     "CLASS B NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Settlement Date, the excess of the Class B Noteholders' Interest Distributable Amount for the preceding Settlement Date over the amount that was actually deposited in the Note Distribution Account on such preceding Settlement Date on account of the Class B Noteholders' Interest Distributable Amount.

     "CLASS B NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Settlement Date, the sum of the Class B Noteholders' Monthly Interest Distributable Amount for such Settlement Date and the Class B Noteholders' Interest Carryover Shortfall for such Settlement Date, if any, plus interest on the Class B Noteholders' Interest Carryover Shortfall, to the extent permitted by law, at the Class B Note Interest Rate for the related Interest Period(s), from and including the preceding Settlement Date to, but excluding, the current Settlement Date.

     "CLASS B NOTEHOLDERS' MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Settlement Date, the sum of the interest amounts accrued on the Class B Notes on each day during the related Interest Period. The interest amount accrued on the Class B Notes on any day during any Interest Period shall equal the product of (i) the Class B Note Interest Rate for such day and (ii) the greater of (x) the Class B Invested Amount on such day and (y) the lesser of
(A) the positive excess, if any, of (I) $6,250,000 over (II) the "Class B Invested Amount" under the Bear Warehouse Facility on such day, and (B) $3,125,000 (which is 12.5% of the Class B Maximum Invested Amount) and (iii) 1/360.

     "CLASS B NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Settlement Date (A) prior to the Class B Facility Termination Date, the Class B Borrowing Base Deficiency, if any, and (B) upon and after the Class B Facility Termination Date, the Class B Invested Amount.

     "CLASS B SCHEDULED MATURITY DATE" means January 11, 2008 or such later date as agreed upon pursuant to SECTION 2.05 of the Class B Note Purchase Agreement.

     "CLASS B TERM" has the meaning given to such term in SECTION 2.05 of the Class B Note Purchase Agreement.

     "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act, or any successor provision thereto. The initial Clearing Agency shall be The Depository Trust Company.

     "CLOSING DATE" means, with respect to the Class A Notes, the Class A Closing Date and with respect to the Class B Notes, the Class B Closing Date.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

     "COLLATERAL" has the meaning specified in the Granting Clause I of the Indenture.

     "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to SECTION 5.1 of the Sale and Servicing Agreement.

     "COMMISSION" means the United States Securities and Exchange Commission.

     "COMMITMENT" means, with respect to the Class A Notes, the Class A Commitment and with respect to the Class B Notes, the Class B Commitment.

     "CONCENTRATION LIMITS" means with respect to Eligible Receivables:

               (i) CPS Receivables the Obligors of which are the subject of Insolvency Events under Chapter 7 of the Bankruptcy Code and have completed a 341 Hearing shall not at any time represent more than 5% of the Aggregate Principal Balance of the CPS Receivables;

               (ii) CPS Receivables originated under the Seller's "Delta Program" and "First Time Buyer Program" shall not in the aggregate at any time represent more than 15% of the Aggregate Principal Balance of the CPS Receivables;

               (iii) TFC Receivables with respect to which more than 10% of a Scheduled Receivable Payment is more than 31 days contractually delinquent as of the end of the immediately preceding Accrual Period shall not in the aggregate represent more than 10% of the Aggregate Principal Balance of the TFC Receivables;

               (iv) TFC Receivables originated under TFC's "E-1 Program" and "E-2 Program" shall not at any time represent more than 30% of the Aggregate Principal Balance of the TFC Receivables;

               (v) Unless an Opinion of Counsel, in form and substance satisfactory to the Controlling Note Purchaser, has been delivered to the Trustee and the Controlling Note Purchaser addressing (i) the form of Contract used by Seller in such State and (ii) the security interest of the Trustee in the Financed Vehicles titled in such State in the absence of any retitling of such Financed Vehicles, Eligible Receivables originated in any one State shall not in the aggregate at any time represent more than 10% of the aggregate Principal Balance of Eligible Receivables; and

               (vi) Receivables evidenced by installment promissory note and security agreements (i.e. direct loans) shall not at any time represent more than 10% of the Aggregate Principal Balance of the Eligible Receivables.

     "CONSENT AND AGREEMENT" means that Amended and Restated Consent and Agreement dated as of February 14, 2007, made by the Issuer, as such agreement may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "CONSOLIDATED TOTAL ADJUSTED EQUITY" of any Person means, with respect to any fiscal quarter, the total shareholders' equity of such Person and its consolidated Subsidiaries that, in accordance with GAAP, is reflected on the consolidated balance sheet of such Person and its consolidated Subsidiaries for such fiscal quarter, MINUS the aggregate amount of such Person's and its consolidated Subsidiaries intangible assets, including without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

     "CONSUMER LAWS" means federal and State usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Servicemembers Civil Relief Act, the California Military Reservist Relief Act, the Texas Consumer Credit Code, the California Automobile Sales Finance Act, State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and all other federal, State and local consumer credit laws and equal credit opportunity and disclosure laws and regulations thereunder.

     "CONSUMER LENDER" means a Person that is licensed under applicable law to originate loans to natural persons resident in one or more of the United States of America and authorized by CPS to participate in its direct lending program, and includes the Seller.

     "CONTRACT" means a motor vehicle retail installment sale contract or, in the case of a Contract originated by a Consumer Lender, an installment promissory note and security agreement, in each case relating to the sale or refinancing of new or used automobiles, light duty trucks, vans or minivans, and any other documents related thereto from time to time.

     "CONTRACT PURCHASE GUIDELINES" means (a) with respect to the CPS Receivables, CPS' established "Contract Purchase Guidelines" and (b) with respect to the TFC Receivables, TFC's established "Contract Purchase Guidelines", in each case as the same may be amended from time to time in accordance with Section 8.2(c) of the Sale and Servicing Agreement.

     "CONTROLLING NOTE PURCHASER" means solely the Class A Note Purchaser until the Class A Notes and all other amounts then due and owing to the Class A Note Purchaser and the Class A Noteholders under the Basic Documents have been paid in full and the Class A Commitment has terminated, and thereafter, the Class B Note Purchasers, acting together.

     "CORPORATE TRUST OFFICE" means with respect to the Trustee, the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office is located at Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, or at such other address as the Trustee may designate from time to time by notice to the Note Purchasers, the Servicer, the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Note Purchaser).

     "CPS" means Consumer Portfolio Services, Inc., a California corporation.

     "CPS BORROWING BASE" means, as of any date of determination and with respect to the CPS Receivables, an amount equal to the least of (A) the excess of (I) 96% of the Market Value over (II) the Net Class B Invested Amount, (B) the excess of (I) the product of (a) the Net Eligible Receivables Balance and
(b) the Maximum Advance Rate over (II) the Net Class B Invested Amount, (C) 87% of the Market Value, and (D) the product of (a) the applicable Class A Advance Rate and (b) the Net Eligible Receivables Balance.

     "CPS RECEIVABLES" means Eligible Receivables that were acquired from Dealers or Consumer Lenders by the Seller.

     "CRAM DOWN LOSS" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring Scheduled Receivable Payments to be made on a Receivable, an amount equal to such reduction in the Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Receivable Payments as so modified or restructured. A "CRAM DOWN LOSS" shall be deemed to have occurred on the date such order is entered.

     "CUTOFF DATE" means, with respect to a Receivable or Receivables, the date specified as such for such Receivable or Receivables in the Schedule of Receivables attached to the Sale and Servicing Agreement or to the applicable Assignment.

     "DEALER" means, with respect to a Receivable, the seller of the related Financed Vehicle, who originated and assigned such Receivable to the Seller, which Dealer shall not be an Affiliate of the Seller (including, without limitation, MFN Financial Corporation and TFC Enterprises, Inc.).

     "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "DEFAULT APPLICABLE MARGIN" means, with respect to the Class A Notes, the Class A Default Applicable Margin and with respect to the Class B Notes, the Class B Default Applicable Margin.

     "DEFAULTED RECEIVABLE" means, with respect to any Receivable as of any date, a Receivable with respect to which: (i) more than 10% of its Scheduled Receivable Payment is more than 90 days past due as of the end of the immediately preceding Accrual Period, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption or acceleration period has expired) as of the end of the immediately preceding Accrual Period, or (iii) such Receivable has been written off by the Servicer as uncollectible in accordance with the Servicer's policies or the Servicer has determined in good faith that payments thereunder are not likely to be resumed.

     "DEFECTIVE RECEIVABLE" means a Receivable that is subject to repurchase pursuant to SECTION 3.2 or SECTION 4.7 of the Sale and Servicing Agreement.

     "DELIVERY" means, when used with respect to Pledged Account Property:

     (i) the perfection and priority of a security interest in such Pledged Account Property which is governed by the law of a jurisdiction which has adopted the 1978 Revision to Article 8 of the UCC (and not the 1994 Revision to Article 8 of the UCC as referred to in (II) below):

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "INSTRUMENTS" within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee or its nominee or custodian by physical delivery to the Trustee or its nominee or custodian endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC), transfer thereof (1) by delivery of such certificated security endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trustee or its nominee or custodian, or (2) by delivery thereof to a "CLEARING CORPORATION" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "CUSTODIAN BANK" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian (all of the foregoing, "PHYSICAL PROPERTY"), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Pledged Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Pledged Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "DEPOSITORY" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee or its nominee or custodian of the purchase by the Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee or its nominee or custodian and indicating that such custodian holds such Pledged Account Property solely as agent for the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Pledged Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any item of Pledged Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by CLAUSE (B) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated securities as belonging to the Trustee or its nominee or custodian; or

     (ii) the perfection and priority of a security interest in such Pledged Account Property which is governed by the law of a jurisdiction which has adopted the 1994 Revision to Article 8 of the UCC:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "INSTRUMENTS" within the meaning of Section 9-102(a)(47) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Trustee by physical delivery to the Trustee, indorsed to, or registered in the name of, the Trustee or its nominee or indorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Pledged Account Property to the Trustee free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to a "CERTIFICATED SECURITY" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

               (1) by physical delivery of such certificated security to the Trustee, PROVIDED that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Trustee or indorsed in blank;

               (2) by physical delivery of such certificated security in registered form to a "SECURITIES INTERMEDIARY" (as defined in Section 8-102(a)(l4) of the UCC) acting on behalf of the Trustee if the certificated security has been specially indorsed to the Trustee by an effective indorsement.

          (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "DEPOSITARY" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee of the purchase by the securities intermediary on behalf of the Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee and indicating that such securities intermediary holds such book-entry security solely as agent for the Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Pledged Account Property to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

          (d) with respect to any item of Pledged Account Property that is an "UNCERTIFICATED SECURITY" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by CLAUSE (C) above, transfer thereof:

               (1)(A) by registration to the Trustee as the registered owner thereof, on the books and records of the issuer thereof;

               (B) by another Person (not a securities intermediary) who either becomes the registered owner of the uncertificated security on behalf of the Trustee, or having become the registered owner acknowledges that it holds for the Trustee;

               (2) the issuer thereof has agreed that it will comply with instructions originated by the Trustee without further consent of the registered owner thereof;

          (e) with respect to a "SECURITY ENTITLEMENT" (as defined in Section 8-102(a)(17) of the UCC):

               (1) if a securities intermediary (A) indicates by book entry that a "FINANCIAL ASSET" (as defined in Section 8-102(a)(9) of the UCC) has been credited to the Trustee's "SECURITIES ACCOUNT" (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset (as so defined) from the Trustee or acquires a financial asset for the Trustee, and in either case, accepts it for credit to the Trustee's securities account (as so defined), (C) becomes obligated under other law, regulation or rule to credit a financial asset to the Trustee's securities account, or (D) has agreed that it will comply with "ENTITLEMENT ORDERS" (as defined in Section 8-102(a)(8) of the UCC) originated by the Trustee, without further consent by the "ENTITLEMENT HOLDER" (as defined in Section 8-l02(a)(7) of the UCC), of a confirmation of the purchase and the making by such securities intermediary of entries on its books and records identifying as belonging to the Trustee of (I) a specific certificated security in the securities intermediary's possession, (II) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the securities intermediary's possession, or (III) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the securities intermediary on the books of another securities intermediary;

          (f) in each case of delivery contemplated pursuant to CLAUSES (A) through (E) of SUBSECTION (II) hereof, the Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Trust Property which constitutes a security is held in trust pursuant to and as provided in the Sale and Servicing Agreement.

     "DEPOSIT ACCOUNT" means that deposit account established pursuant to the Account Control Agreement.

     "DETERMINATION DATE" means, with respect to any Settlement Date, the fourth Business Day preceding such Settlement Date.

     "DOLLAR" means lawful money of the United States.

     "ELIGIBLE ACCOUNT" means either (i) a segregated trust account that is maintained with a depository institution acceptable to the Controlling Note Purchaser, or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1+" by Standard & Poor's and "P-1" by Moody's and acceptable to the Controlling Note Purchaser.

     "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "A-1+" or better by Standard & Poor's and "P-1" by Moody's;

          (c) commercial paper that, at the time of the investment or contractual commitment to invest therein, is rated "A-1+" or better by Standard & Poor's and "P-1" by Moody's;

          (d) bankers' acceptances issued by any depository institution or trust company referred to in CLAUSE (B) above;

          (e) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in CLAUSE (B) or (ii) a depository institution or trust company whose commercial paper or other short term unsecured debt obligations are rated "A-1+" or better by Standard & Poor's and "P-1" by Moody's and long term unsecured debt obligations are rated "AAA" by Standard & Poor's and "AAA" by Moody's;

          (f) with the prior written consent of the Controlling Note Purchaser, money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of Standard & Poor's and Moody's in the highest investment category granted thereby; and

          (g) any other investment as may be acceptable to the Controlling Note Purchaser, as evidenced by a writing to that effect, as may from time to time be confirmed in writing to the Trustee by the Controlling Note Purchaser.

     Any of the foregoing Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.

     "ELIGIBLE RECEIVABLES" means, as of any date of determination, Receivables
(a) with respect to each of which no more than 10% of its Scheduled Receivable Payment is no more than 45 days contractually delinquent as of the end of the immediately preceding Accrual Period, (b) that are not Liquidated Receivables,
(c) that are not Repossessed Receivables, (d) that are not Defective Receivables; (e) that are not listed on Schedule A to the Trust Receipt (unless subsequently cured); (f) that have the characteristics set forth in SECTION 3.1 of the Sale and Servicing Agreement; (g) that have not been in the CPS Borrowing Base for more than 180 days or until May 15, 2007, whichever is later (in the case of CPS Receivables), or in the TFC Borrowing Base for more than 360 days or until May 15, 2007, whichever is later (in the case of TFC Receivables).

     "ELIGIBLE SERVICER" means a Person approved to act as "SERVICER" under the Sale and Servicing Agreement by the Note Purchaser.

     "ENGAGEMENT LETTER" means the letter agreement dated as of April 27, 2004, entered between CPS and UBS Securities LLC.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "EVENT OF DEFAULT" has the meaning specified in SECTION 5.1 of the Indenture.

     "EXCESS CONCENTRATION AMOUNT" means the aggregate amount by which (without duplication) the Aggregate Principal Balance of Eligible Receivables sold to the Purchaser under the Sale and Servicing Agreement exceeds any of the Concentration Limits; provided, however, that in determining which Receivables to exclude for purposes of complying with any Concentration Limit, the Purchaser shall exclude Receivables starting with those having the most recent origination dates.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXECUTIVE OFFICER" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; with respect to any limited liability company, the manager and any individuals appointed to any of the preceding offices by the manager; and with respect to any partnership, any general partner thereof.

     "FACILITY TERMINATION DATE" means, with respect to the Class A Notes, the Class A Facility Termination Date and with respect to the Class B Notes, the Class B Facility Termination Date.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FEE SCHEDULE" means that certain notice captioned "Schedule of Fees for CPS - UBS Warehouse" from Wells Fargo Bank, National Association, as acknowledged by the Servicer as of June 30, 2004.

     "FINANCED VEHICLE" means a new or used automobile, light truck, van or minivan, together with all accessions thereto, securing an Obligor's indebtedness under a Receivable.

     "FUNDING DATE" means, with respect to the Class A Notes, a Class A Funding Date and with respect to the Class B Notes, a Class B Funding Date.

     "FUNDING TERMINATION EVENT" means, with respect to the Class A Notes, a Class A Funding Termination Event and with respect to the Class B Notes, a Class B Funding Termination Event.

     "FUNDING TRUST" means CPS Receivables Funding Trust, a Delaware statutory trust.

     "FUNDING TRUST CERTIFICATE" means a certificate issued by Funding Trust that evidences a 100% fractional undivided ownership interest in one or more instruments or certificates, each of which evidences not less than 99.00% of the residual interest in a securitization trust for a Securitization Transaction and represents the right to receive amounts to be distributed or paid to the holders of the residual interests pursuant to the related Securitization Documents.

     "GAAP" means U.S. generally accepted accounting principles occasioned by the promulgation of rules, regulations, pronouncements or opinions by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or the Securities and Exchange Commission (or successors thereto or agencies with similar functions) from time to time.

     "GOVERNMENTAL AUTHORITY" means the United States of America, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions thereof pertaining thereto.

     "GRANT" means to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture or the Pledge Agreement, as applicable. A Grant of the Collateral, Pledged Subordinate Securities, UBS Cross Collateral or Pledged Collateral, as the case may be, or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including, as and to the extent provided in the Basic Documents, the immediate and continuing right (after an Event of Default) to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral, Pledged Subordinate Securities, UBS Cross Collateral or Pledged Collateral, as the case may be, and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "HIGHEST PRIORITY CLASS" means (i) the Class A Notes, for so long as they are Outstanding and the Class A Commitment has not been terminated, and (ii) if the Class A Notes are no longer Outstanding and all amounts owed to the Class A Noteholders and the Class A Note Purchaser pursuant to the Basic Documents have been paid in full and the Class A Commitment has been terminated, the Class B Notes.

     "HOLDER" or "NOTEHOLDER" means a Class A Noteholder or a Class B Noteholder, as the context may require.

     "INDEBTEDNESS" means, with respect to any Person at any time, any (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes, repurchase agreements and similar arrangements, or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should be, in accordance with GAAP, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of others secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

     "INDENTURE" means the Second Amended and Restated Indenture dated as of February 14, 2007, between the Issuer and Wells Fargo Bank, National Association, as Trustee, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "INDEPENDENT" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller, the Purchaser, the Servicer and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any other obligor on the Notes, the Seller, the Purchaser, the Servicer or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any other obligor on the Notes, the Seller, the Purchaser, the Servicer or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "INELIGIBLE RECEIVABLE" means any Receivable other than an Eligible Receivable.

     "INSOLVENCY EVENT" means, with respect to a specified Person, (a) the institution of a proceeding or the filing of a petition against such Person seeking the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such proceeding or petition, decree or order shall remain unstayed or undismissed for a period of 60 consecutive days or an order or decree for the requested relief is earlier entered or issued; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement dated as of February 14, 2007 by and among the Class A Note Purchaser, the Class A Noteholder, the Class B Note Purchasers, the Class B Noteholders, the Issuer, the Purchaser, the Seller, the Servicer and the Trustee.

     "INTERCREDITOR AGREEMENTS" means the Intercreditor Agreement and the Bear Intercreditor Agreement.

     "INTEREST PERIOD" means, with respect to a class of Notes and any Settlement Date, the period from, and including, the immediately preceding Settlement Date (or from and including the initial Funding Date for such class of Notes, in the case of the first Settlement Date for a class of Notes) to, but excluding, such Settlement Date.

     "INVESTED AMOUNT" means, with respect to the Class A Notes, the Class A Invested Amount and with respect to the Class B Notes, the Class B Invested Amount.

     "INVESTMENT COMPANY ACT" has the meaning set forth in SECTION 5.01(D) of each Note Purchase Agreement.

     "INVESTMENT EARNINGS" means, with respect to any Settlement Date and any Pledged Account, the investment earnings on Pledged Account Property and deposited into such Pledged Account during the related Accrual Period pursuant to SECTION 5.1(D) of the Sale and Servicing Agreement.

     "ISSUER" means Page Funding LLC until a successor replaces it in accordance with the terms of the Indenture and, thereafter, means the successor and, for purposes of any provision contained herein, each other obligor on the Notes.

     "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

     "LIBOR" means the rate for one-month deposits in U.S. dollars, which rate is determined on a daily basis by the Controlling Note Purchaser by reference to the British Bankers' Association LIBOR Rates on Bloomberg (or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits) on such date (or, if such date is not a Business Day, on the immediately preceding Business Day) at or about 11 a.m. New York City time; PROVIDED, HOWEVER, that if no rate appears on Bloomberg on any date of determination, LIBOR shall mean the rate for one-month deposits in U.S. Dollars which appears on the Telerate Page 3750 on any such date of determination; PROVIDED FURTHER, that if no rate appears on either Bloomberg or such Telerate Page 3750, on any such date of determination LIBOR shall be determined as follows:

     LIBOR will be determined at approximately 11:00 a.m., New York City time, on such day on the basis of (a) the arithmetic mean of the rates at which one-month deposits in U.S. dollars are offered to prime banks in the London interbank market by four (4) major banks in the London interbank market selected by the Controlling Note Purchaser and in a principal amount of not less than $200,000,000 that is representative for a single transaction in such market at such time, if at least two (2) such quotations are provided, or (b) if fewer than two (2) quotations are provided as described in the preceding clause (a), the arithmetic mean of the rates, as requested by the Controlling Note Purchaser, quoted by three (3) major banks in New York City, selected by the Controlling Note Purchaser, at approximately 11:00 A.M., New York City time, on such day, one-month deposits in United States dollars to leading European banks and in a principal amount of not less than $200,000,000 that is representative for a single transaction in such market at such time.

     "LIEN" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of an Obligor's failure to pay an obligation.

     "LIEN CERTIFICATE" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the obligor, the term "LIEN CERTIFICATE" shall mean only a certificate or notification issued to a secured party.

     "LIQUIDATED RECEIVABLE" means any Receivable (i) which has been liquidated by the Servicer through the sale of the Financed Vehicle or (ii) for which the related Financed Vehicle has been repossessed and 90 days have elapsed since the date of such repossession or (iii) as to which an Obligor has failed to make more than 90% of a Scheduled Receivable Payment of more than ten dollars for 120 (or, if the related Financed Vehicle has been repossessed, 210) or more days as of the end of a Accrual Period or (iv) with respect to which proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such Receivable. For purposes of this definition, a Receivable shall be deemed a "Liquidated Receivable" upon the first to occur of the events specified in items (i) through (iv) of the previous sentence.

     "LLC AGREEMENT" means the Amended and Restated Limited Liability Company Agreement of Page Funding, LLC dated as of June 30, 2004, entered into by CPS, as amended by the First Amendment thereto thereto dated as of April 18, 2006, and the Second Amendment thereto dated as of February 14, 2007, and as such agreement may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "LOCKBOX ACCOUNTS" means the accounts maintained on behalf of the Trustee for the further benefit of the Noteholders and the Note Purchasers by the Lockbox Bank pursuant to SECTION 4.2(B) of the Sale and Servicing Agreement.

     "LOCKBOX AGREEMENT" means (a) in the case of CPS Receivables, the Amended and Restated Multiparty Agreement Relating to Lockbox Services and Blocked Account - Page Funding LLC - [CPS Receivables], dated as of February 14, 2007, by and among the Lockbox Processor, the Purchaser, the Servicer and the Trustee, and (b) in the case of TFC Receivables, the Multiparty Agreement Relating to Lockbox Services and Blocked Account - Page Funding LLC - [TFC Receivables], dated as of February 14, 2007, by and among the Lockbox Processor, the Purchaser, the Servicer and the Trustee, in each case as such agreements may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, unless the Trustee shall cease to be a party thereunder, or such agreement shall be terminated in accordance with its terms, in which event "LOCKBOX AGREEMENTS" shall mean such other agreement(s), in form and substance acceptable to the Controlling Note Purchaser, among the Servicer, the Purchaser, and the Lockbox Processor and any other appropriate parties.

     "LOCKBOX BANK" means as of any date a depository institution named by the Servicer and acceptable to the Majority Noteholders of the Highest Priority Class of Notes and the Controlling Note Purchaser at which the Lockbox Account is established and maintained as of such date.

     "LOCKBOX PROCESSOR" means Wells Fargo Bank, National Association (as successor to Regulus West, LLC) and its successors and assigns.

     "MAJORITY NOTEHOLDERS" means, in the case of the Class A Notes, the Class A Majority Noteholders and in the case of the Class B Notes, the Class B Majority Noteholders.

     "MARGIN CALL" means, in the case of the Class A Notes, a Class A Margin Call and in the case of the Class B Notes, a Class B Margin Call.

     "MARKET VALUE" means, on any Business Day, the value of the Receivables as determined by the periodic market value report as calculated by the Controlling Note Purchaser in its sole and absolute discretion.

     "MATERIAL ADVERSE CHANGE" means (a) in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations, prospects or properties of such Person, or (ii) the ability of such Person to perform its obligations under any of the Basic Documents to which it is a party, in each case in a manner that materially and adversely affects any Noteholder, any Note Purchaser or the value, collectibility or marketability of any class of

Notes, (b) in respect of any Receivable, a material adverse change in (i) the value or marketability of such Receivable, or (ii) the probability that amounts now or hereafter due in respect of such Receivable will be collected on a timely basis, in each case in a manner that materially and adversely affects the Noteholders of the Highest Priority Class, the Controlling Note Purchaser or the value, collectibility or marketability of the Highest Priority Class of Notes, or the ability of the Trustee on behalf of the Noteholders and the Note Purchasers to realize the benefits of the security afforded under the Basic Documents.

     "MATERIAL ADVERSE EFFECT" means an effect on (a) the value or marketability of the Receivables or any of the other Collateral (including, without limitation, the enforceability or collectibility of the Receivables); (b) the business, operations, properties, condition (financial or otherwise) or prospects of the Seller, the Servicer, the Purchaser or the Issuer, in each case, individually or taken as a whole; (c) the validity or enforceability of this or any of the other Basic Documents or the rights or remedies of the Trustee, any Note Purchaser or any Noteholder hereunder or thereunder or the validity, perfection or priority of any Lien in favor of any Note Purchaser, any Noteholder or the Trustee for the benefit of any Note Purchaser and any Noteholder granted thereunder; (d) the timely payment of the principal of or interest on any Advances or other amounts payable under the Basic Documents; or
(e) the ability of the Seller, the Servicer, the Purchaser or the Issuer to perform its obligations under any Basic Document to which it is a party, in each case that materially and adversely affects any Noteholder, any Note Purchaser or the value, collectability or marketability of any class of Notes.

     "MAXIMUM ADVANCE RATE" means 93%.

     "MAXIMUM INVESTED AMOUNT" means, in the case of the Class A Notes, the Class A Maximum Invested Amount and in the case of the Class B Notes, the Class B Maximum Invested Amount.

     "MFN" means MFN Financial Corporation, a Delaware corporation.

     "MOODY'S" means Moody's Investors Service, Inc., or its successor.

     "MULTIEMPLOYER PLAN" means a Plan which is a multiemployer plan as defined in Sectoin 4001(a)(3) of ERISA.

     "NET CLASS B INVESTED AMOUNT" means, as of any date of determination, the excess of (x) the Class B Invested Amount, over (y) 50% of the market value of any Pledged Subordinate Securities as provided by the Servicer to the Class B Note Purchasers pursuant to Section 3.05(a) of the Class B Note Purchase Agreement.

     "NET ELIGIBLE RECEIVABLES BALANCE" means, as of any date of determination, the excess of (a) the aggregate Principal Balance of all Eligible Receivables as of such date of determination (after giving effect to any Available Funds allocable to principal payments made by the related Obligors) over (b) the Excess Concentration Amount for the Eligible Receivables.

     "NET LIQUIDATION PROCEEDS" means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and the reasonable cost of legal counsel with the enforcement of a Liquidated Receivable and (ii) amounts that are required to be refunded to the Obligor on such Receivable; PROVIDED, HOWEVER, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

     "NOTES" means the Class A Notes and/or the Class B Notes, as the context may require.

     "NOTE DISTRIBUTION ACCOUNT" means the account designated as such, established and maintained pursuant to SECTION 5.1(B) of the Sale and Servicing Agreement.

     "NOTE INTEREST RATE" means, with respect to the Class A Notes, the Class A
Note Interest Rate, and with respect to the Class B Notes, the Class B Note Interest Rate.

     "NOTE PAYING AGENT" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in SECTION 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on each class of Notes on behalf of the Issuer.

     "NOTE PURCHASE AGREEMENT" means the Class A Note Purchase Agreement, in the case of the Class A Notes, or the Class B Note Purchase Agreement, in the case of the Class B Notes.

     "NOTE PURCHASER" means the Class A Note Purchaser, in the case of the Class A Notes, or a Class B Note Purchaser, in the case of the Class B Notes.

     "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 2.4 of the Indenture.

     "OBLIGOR" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

     "OFFICER'S CERTIFICATE" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, the controller or assistant treasurer or any assistant controller, secretary or assistant secretary of the Seller, the Purchaser or the Servicer, as appropriate.

     "OPINION COLLATERAL" has the meaning set forth in Section 3.6(a) of the Indenture.

     "OPINION OF COUNSEL" means a written opinion of counsel who may be but need not be counsel to the Purchaser, the Seller or the Servicer, which counsel shall be reasonably acceptable to the Trustee and the applicable Note Purchaser and which opinion shall be acceptable in form and substance to the Trustee and to the applicable Note Purchaser.

     "ORIGINAL BASIC DOCUMENTS" has the meaning assigned to such term in Annex A to the Second Amended and Restated Sale and Servicing Agreement dated as of April 18, 2006, among Page Funding LLC, as Purchaser and Issuer, CPS, as Seller and Servicer, and Wells Fargo Bank, National Association, as the Backup Servicer and the Trustee.

     "ORIGINAL INDENTURE" has the meaning assigned to such term in Annex A to the Second Amended and Restated Sale and Servicing Agreement dated as of April 18, 2006, among Page Funding LLC, as Purchaser and Issuer, CPS, as Seller and Servicer, and Wells Fargo Bank, National Association, as the Backup Servicer and the Trustee.

     "ORIGINAL NOTE PURCHASE AGREEMENT" has the meaning assigned to such term in Annex A to the Second Amended and Restated Sale and Servicing Agreement dated as of April 18, 2006, among Page Funding LLC, as Purchaser and Issuer, CPS, as Seller and Servicer, and Wells Fargo Bank, National Association, as the Backup Servicer and the Trustee.

     "ORIGINAL SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement dated as of June 30, 2004, as amended and restated by the Amended and Restated Sale and Servicing Agreement dated as of June 29, 2005, as amended by Amendment No. 1 thereto dated as of August 31, 2005 and Amendment No. 2 thereto, dated as of February 28, 2006, and as further amended and restated by the Second Amended and Restated Sale and Servicing Agreement dated as of April 18, 2006, in each case by and among Page Funding LLC, as Purchaser, CPS, as Seller and Servicer, and Wells Fargo Bank, National Association, as the Backup Servicer and the Trustee.

     "OTHER CONVEYED PROPERTY" means all property conveyed by the Seller to the Purchaser pursuant to SECTIONS 2.1 (A)(II) through (XII) of the Sale and Servicing Agreement and Section 2 of each Assignment.

     "OUTSTANDING" means, as of the date of determination, the Notes theretofore authenticated and delivered under the Indenture except:

          (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Note Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture, satisfactory to the Trustee); and

          (iii) Notes in exchange for or in lieu of one or more other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Note is held by a bona fide purchaser.

     "PERCENTAGE INTEREST" means, with respect to any Class A Note or Class B Note, the percentage interest as specified on the face of such Note, which when multiplied by the applicable Invested Amount outstanding on any date of determination shall equal the principal amount outstanding on such Note as of such date.

     "PERSON" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "PHYSICAL PROPERTY" has the meaning given to such term in the definition of "Delivery" above.

     "PLAN" means any Person that is (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to
Section 4975 of the Code or (ii) any entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity.

     "PLEDGE AGREEMENT" means the Amended and Restated Pledge and Security Agreement dated as of February 14, 2007 by and among CPS, the Class A Note Purchaser and each Class B Note Purchaser, as such agreement may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "PLEDGED ACCOUNT PROPERTY" means the Pledged Accounts, all amounts and investments held from time to time in any Pledged Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

     "PLEDGED ACCOUNTS" has the meaning assigned thereto in SECTION 5.1(D) of the Sale and Servicing Agreement.

     "PLEDGED COLLATERAL" has the meaning assigned thereto in the Pledge Agreement.

     "PLEDGED SUBORDINATE SECURITY" means any subordinate classes of asset-backed securities (including, without limitation, residual interest securities) issued pursuant to a Securitization Transaction that are not sold on the related Securitization Closing Date and which are paid to the Issuer as part of the consideration for the sale of the related Receivables in such Securitization Transaction, and that are delivered by the Issuer, as the owner thereof, to the Trustee pursuant to Section 3.3 of the Sale and Servicing Agreement and pledged by the Issuer to the Trustee for the benefit of the Class B Note Purchasers and the Class B Noteholders pursuant to Granting Clause II of the Indenture.

     "POST-OFFICE BOX" means the separate post-office box established and maintained by the Servicer in the name of the Purchaser for the benefit of the Trustee for the further benefit of the Noteholders and the Note Purchasers, established and maintained pursuant to SECTION 4.2 of the Sale and Servicing Agreement.

     "PRE-FUNDING PROCEEDS" has the meaning assigned thereto in Section 10.1 of the Indenture.

     "PRIME RATE" for any date of determination means the highest rate of interest (or if a range is given, the highest prime rate) published in THE WALL STREET JOURNAL on such date as constituting the "prime rate" or "base rate" in such publication's table of Money Rates or, if THE WALL STREET JOURNAL is not published on such date, then in THE WALL STREET JOURNAL most recently published.

     "PRINCIPAL BALANCE" of a Receivable, as of the close of business on the last day of an Accrual Period, means the Amount Financed minus the sum of the following amounts without duplication: (i) in the case of a Rule of 78's Receivable, that portion of all Scheduled Receivable Payments actually received on or prior to such day allocable to principal using the actuarial or constant yield method; (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Receivable Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the principal balance of the Receivable.

     "PRINCIPAL FUNDING ACCOUNT" has the meaning specified in SECTION 5.1(C) of the Sale and Servicing Agreement.

     "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

     "PROGRAM" has the meaning specified in SECTION 4.11 of the Sale and Servicing Agreement.

     "PURCHASE AMOUNT" means, on any date with respect to a Defective Receivable, the sum of (a) the Principal Balance of such Receivable as of the date of purchase and (b) all accrued and unpaid interest on the Receivable as of such date (which in the case of a Rule 78's Receivable shall include, without limitation, a full month's interest in the month of purchase at the related
APR), after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any, as of such date.

     "PURCHASE PRICE" means, with respect to each Receivable and related Other Conveyed Property transferred to the Purchaser on the Closing Date or on any Funding Date, an amount equal to the Principal Balance of such Receivable as of the Closing Date or such Funding Date, as applicable.

     "PURCHASED RECEIVABLE" means a Receivable purchased as of the close of business on the last day of an Accrual Period by the Servicer pursuant to
SECTION 4.7 of the Sale and Servicing Agreement or repurchased by the Seller pursuant to SECTION 3.2 or Section 3.4 of the Sale and Servicing Agreement.

     "PURCHASER" means Page Funding LLC.

     "PURCHASER PROPERTY" means the Receivables and Other Conveyed Property, together with certain monies received after the related Cutoff Date, the Receivables Insurance Policies, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), each Lockbox Account and certain other rights under the Sale and Servicing Agreement.

     "RATING AGENCY" means each of Moody's and Standard & Poor's, and any successors thereof. If no such organization or successor maintains a rating on a class of Notes, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Controlling Noteholder, notice of which designation shall be given to the Trustee and the Servicer.

     "REALIZED LOSSES" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds allocable to principal thereof.

     "RECEIVABLE" means each Contract listed on the Schedule of Receivables and all rights and obligations thereunder, except for Receivables that have become Purchased Receivables and, for the avoidance of doubt, shall include all Related Receivables (other than Related Receivables that have become Purchased Receivables).

     "RECEIVABLE FILES" means the documents specified in SECTION 3.3(A) of the Sale and Servicing Agreement.

     "RECEIVABLES INSURANCE POLICY" means, with respect to a Receivable, any insurance policy (including the insurance policies described in SECTION 4.4 of the Sale and Servicing Agreement) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit accident, health, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor, including without limitation any GAP, vendor's single interest or other collateral protection insurance policy or coverage.

     "RECORD DATE" means, with respect to a Settlement Date, the close of business on the day immediately preceding such Settlement Date.

     "REGISTRAR OF TITLES" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "RELATED RECEIVABLES" means, with respect to a Funding Date, the Receivables listed on SCHEDULE A to the applicable Assignment executed and delivered by the Seller with respect to such Funding Date.

     "RELEASE REQUEST" has the meaning specified in SECTION 3.5 of the Sale and Servicing Agreement.

     "REPOSSESSED RECEIVABLE" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the date the Financed Vehicle is actually repossessed and (ii) 30 days after the date the Financed Vehicle is authorized for repossession.

     "REQUIREMENT OF LAW" means as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or property is subject.

     "RESPONSIBLE OFFICER" means, in the case of the Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, vice-president, assistant vice-president or managing director, the secretary, and assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "RULE 144A INFORMATION" has the meaning set forth in SECTION 3.26 of the Indenture.

     "RULE OF 78'S RECEIVABLE" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related retail installment sale contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the method commonly referred to as the "RULE OF 78'S" method or the "SUM OF THE MONTHS' DIGITS" method or any equivalent method.

     "SALE AND SERVICING AGREEMENT" means the Third Amended and Restated Sale and Servicing Agreement dated as of February 14, 2007, among Page Funding LLC, as Purchaser and Issuer, CPS, as Seller and Servicer, and Wells Fargo Bank, National Association, as the Backup Servicer and the Trustee, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "SCHEDULED MATURITY DATE" means, with respect to the Class A Notes, the Class A Scheduled Maturity Date and with respect to the Class B Notes, the Class B Scheduled Maturity Date.

     "SCHEDULED RECEIVABLE PAYMENT" means, with respect to any Accrual Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Accrual Period. If after the Class A Closing Date, the Obligor's obligation under a Receivable with respect to an Accrual Period has been modified so as to differ from the amount specified in such Receivable
(i) as a result of the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Servicemembers Civil Relief Act, or (iii) as a result of modifications or extensions of the Receivable permitted by Section 4.2 of the Sale and Servicing Agreement, the Scheduled Receivable Payment with respect to such Accrual Period shall refer to the Obligor's payment obligation with respect to such Accrual Period as so modified.

     "SCHEDULE OF RECEIVABLES" means the schedule of all Receivables purchased by the Purchaser pursuant to the Sale and Servicing Agreement and each Assignment, which is attached as Schedule A to the Sale and Servicing Agreement, as amended or supplemented from time to time upon each Assignment of Receivables or in accordance with the terms of the Sale and Servicing Agreement.

     "SEAWEST" means SeaWest Financial Corporation, a California corporation.

     "SECTION 341 MEETING" means a meeting held pursuant to Section 341(a) of the United States Bankruptcy Code (as the same may be amended from time to time) in which an Obligor subject to a Insolvency Event under Chapter 7 of the United States Bankruptcy Code has presented his/her plan to the bankruptcy court and all of his/her creditors.

     "SECTION 341 RECEIVABLE" means a Receivable, the Obligor of which has completed a Section 341 Meeting as of the applicable Cutoff Date.

     "SECURED OBLIGATIONS" means all amounts and obligations which the Issuer or the Purchaser may at any time owe under the Basic Documents to, or on behalf of the Noteholders, the Note Purchasers and/or the Trustee for the benefit of the Noteholders and the Note Purchasers (or any of them), in each case whether now owed or hereafter arising.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITIZATION CLOSING DATE" shall mean the closing date for a Securitization Transaction.

     "SECURITIZATION DOCUMENTS" shall mean, collectively, all agreements, documents, instruments and certificates executed and delivered in connection with any Securitization Transaction.

     "SECURITIZATION TRANSACTION" means a securitization of Receivables.

     "SELLER" means Consumer Portfolio Services, Inc., and its successors in interest to the extent permitted hereunder.

     "SERVICER" means, initially, Consumer Portfolio Services, Inc., as the servicer of the Receivables, and each successor Servicer pursuant to SECTION
10.3 of the Sale and Servicing Agreement.

     "SERVICER DELINQUENCY RATIO" means, as of the end of any Accrual Period, a percentage equal to (i) the aggregate outstanding principal balance as of the end of any Accrual Period of all automobile receivables serviced by the Servicer or any Affiliate thereof (excluding automobile receivables acquired by CPS or its Affiliates in merger or acquisition transactions and TFC Managed Receivables) as to which more than 10% of the scheduled receivable payment is more than 30 days contractually delinquent as of the end of the immediately preceding Accrual Period, including all receivables for which the related financed vehicle has been repossessed and the proceeds thereof have not yet been realized by the Servicer divided by (ii) the aggregate outstanding principal balance of all automobile receivables serviced by the Servicer or any Affiliate thereof as of the end of the relevant Accrual Period (excluding automobile receivables acquired by CPS or its Affiliates in merger or acquisition transactions and TFC Managed Receivables).

     "SERVICER EXTENSION NOTICE" has the meaning specified in SECTION 4.15 of the Sale and Servicing Agreement.

     "SERVICER LOSS RATIO" means, as of any date, the average of the loss ratios (expressed as a percentage) for the three Accrual Periods immediately preceding such date, as computed based on the methodology set forth in the Servicer's then most recent report on Form 10-Q or Form 10-K, as applicable, for calculation of net losses on automobile receivables originated and serviced by the Servicer (excluding all automobile receivables originated or acquired by CPS or its Affiliates in merger or acquisition transactions).

     "SERVICER TERMINATION EVENT" means an event specified in SECTION 10.1 of the Sale and Servicing Agreement.

     "SERVICER TERMINATION SIDE LETTER" means the Amended and Restated Servicer Termination Side Letter dated February 14, 2007, from the Controlling Note Purchaser to the Servicer, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "SERVICER'S CERTIFICATE" means a certificate completed and executed by a Servicing Officer and delivered pursuant to SECTION 4.9 of the Sale and Servicing Agreement, substantially in the form of EXHIBIT A to the Sale and Servicing Agreement.

     "SERVICING ASSUMPTION AGREEMENT" means the Second Amended and Restated Servicing Assumption Agreement, dated as of February 14, 2007, among CPS, as Seller and Servicer, the Backup Servicer and the Trustee, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "SERVICING FEE" has the meaning specified in SECTION 4.8 of the Sale and Servicing Agreement.

     "SERVICING FEE PERCENTAGE" means (a) with respect to the CPS Receivables, 2.50%, and (b) with respect to the TFC Receivables, 3.50%, provided that if Backup Servicer is the Servicer, the Servicing Fee Percentage shall be determined in accordance with Servicing Assumption Agreement.

     SERVICING GUIDELINES" means CPS's established servicing guidelines, as the same may be amended from time to time in accordance with Section 9.1(k) of the Sale and Servicing Agreement.

     "SERVICING OFFICER" means any Person whose name appears on a list of Servicing Officers delivered to the Trustee and the Note Purchasers, as the same may be amended, modified or supplemented from time to time.

     "SETTLEMENT DATE" means, with respect to each Accrual Period, the 15th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day.

     "SIMPLE INTEREST METHOD" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

     "SIMPLE INTEREST RECEIVABLE" means a Receivable under which the portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

     "STATE" means any one of the 50 states of the United States of America or the District of Columbia.

     "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association or other business entity of which a majority of the outstanding shares of capital stock or other equity interests having ordinary voting power for the election of directors or their equivalent is at the time owned by such Person directly or through one or more Subsidiaries.

     "TAXES" has the meaning set forth in SECTION 3.04 of each Note Purchase Agreement.

     "TERM" means, with respect to the Class A Notes, the Class A Term and with respect to the Class B Notes, the Class B Term.

     "TERMINATION DATE" means the date on which the Trustee shall have received payment and performance of all Secured Obligations and disbursed such payments in accordance with the Basic Documents and any and all other amounts due and payable to the Note Purchasers and the Noteholders pursuant to the Basic Documents have been paid in full.

     "TEXAS FRANCHISE TAX" means any tax imposed by the State of Texas pursuant to Tex. Tax Code Ann. ss. 171.001 (Vernon 2005), as amended by Tex. H.B. 3, 79th Leg., 3d C.S. (2006).

     "TFC" means The Finance Company, Inc., a Virginia corporation.

     "TFC ASSIGNMENT" means an assignment in substantially the form attached as EXHIBIT E to the Sale and Servicing Agreement pursuant to which TFC transfers and conveys TFC Receivables to CPS from time to time.

     "TFC BORROWING BASE" means, as of any date of determination and with respect to the TFC Receivables, an amount equal to the lesser of (I) the product of (a) the applicable Class A Advance Rate and (b) the excess of (i) the Aggregate Principal Balance of the TFC Receivables over (ii) the Excess Concentration Amount for the TFC Receivables, and (II) 80% of the Market Value of the TFC Receivables; provided that on or after the occurrence of a TFC Funding Termination Event, the TFC Borrowing Base shall equal zero.

     "TFC DELINQUENCY RATIO" means, at any time of determination for the TFC Managed Receivables, a percentage, equal to the aggregate Principal Balance of the TFC Managed Receivables constituting TFC Delinquent Receivables as of such date of determination divided by the aggregate Principal Balance of all TFC Managed Receivables as of such date of determination.

     "TFC DELINQUENT RECEIVABLE" means any TFC Managed Receivable (other than a Defaulted Receivable) with respect to which more than 10% of a Scheduled Receivable Payment is more than 30 days contractually delinquent as of the end of the immediately preceding Accrual Period.

     "TFC FUNDING TERMINATION EVENT" shall mean the occurrence and continuance of any one or more of the following events: (a) the three-month rolling average TFC Delinquency Ratio for all TFC Managed Receivables exceeds 11.25%; (b) the TFC Three-Month Rolling Average Net Loss Test is breached; or (c) TFC shall no longer be an Affiliate of CPS.

     "TFC MANAGED RECEIVABLES" means a Receivable subserviced by TFC, whether a TFC Receivable, a Receivable owned by TFC or otherwise.

     "TFC RECEIVABLES" means Eligible Receivables acquired from Dealers by (i) TFC, or (ii) CPS under its "Military Program".

     "TFC THREE-MONTH ROLLING AVERAGE NET LOSS TEST" means that for each month specified in the following table, the TFC Three-Month Rolling Average Net Loss Rate, determined as of the last day of such month, does not exceed the "Maximum TFC Three-Month Rolling Average Net Loss Rate" specified by the following table:

          --------------------------- -----------------------------------
                     MONTH              MAXIMUM TFC THREE-MONTH ROLLING
                                             AVERAGE NET LOSS RATE
          --------------------------- -----------------------------------
                    January                         24.00%
          --------------------------- -----------------------------------
                    February                        22.00%
          --------------------------- -----------------------------------
                     March                          20.00%
          --------------------------- -----------------------------------
                     April                          18.00%
          --------------------------- -----------------------------------
                      May                           18.00%
          --------------------------- -----------------------------------
                      June                          18.00%
          --------------------------- -----------------------------------
                      July                          18.00%
          --------------------------- -----------------------------------
                     August                         18.00%
          --------------------------- -----------------------------------
                   September                        18.00%
          --------------------------- -----------------------------------
                    October                         18.00%
          --------------------------- -----------------------------------
                    November                        20.00%
          --------------------------- -----------------------------------
                    December                        22.00%
          --------------------------- -----------------------------------

Conversely if such Maximum Three-Month Rolling Average Net Loss Rate is equaled or exceeded, the TFC Three-Month Rolling Average Net Loss Test shall be breached.

     "TFC THREE-MONTH ROLLING AVERAGE NET LOSS RATE" means, as of any date of determination, (x) the sum of the fractions, expressed as a PERCENTAGE (annualized) for each of the three most recently ended Accrual Periods, the numerator of which is the amount of gross charge-offs of TFC Managed Receivables (less liquidation proceeds and recoveries) and the denominator of which is the average outstanding aggregate principal amount of the TFC Managed Receivables during such Accrual Period divided by (y) three.

     "TRUST ESTATE" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders and the Note Purchasers, including all Collateral Granted to the Trustee for the benefit of the Noteholders and the Note Purchasers pursuant to Granting Clause I of the Indenture, all Pledged Subordinate Securities Granted to the Trustee for the benefit of the Class B Noteholders and the Class B Note Purchasers pursuant to Granting Clause II of the Indenture, and all Bear Cross Collateral Granted to the Trustee for the benefit of the Class B Noteholders and the Class B Note Purchasers pursuant to Granting Clause III of the Bear Indenture.

     "TRUST RECEIPT" means a trust receipt in substantially the form of EXHIBIT B to the Sale and Servicing Agreement.

     "TRUSTEE" means Wells Fargo Bank, National Association, a national banking association, not in its individual capacity but as trustee under the Indenture, or any successor trustee under the Indenture.

     "TRUSTEE FEE" means (A) the fee payable to the Trustee on each Settlement Date in an amount equal to the greater of $2,000 and (b) one-twelfth of 0.04% of the aggregate outstanding principal amount of the Notes on the first day of the related Accrual Period, and (B) any other amounts payable to the Trustee pursuant to the Fee Schedule, including Custodial Fees.

     "UBS CROSS COLLATERAL" has the meaning specified in Granting Clause III of the Indenture.

     "UBS WAREHOUSE FACILITY" means the transactions contemplated by the Basic Documents.

     "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.